UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number:

Altaba Inc.

(Exact name of registrant as specified in charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

Annual Report

December 31, 2017

ALTABA INC.

CONSOLIDATED FINANCIAL STATEMENTS

For the Period from June 16, 2017 to December 31, 2017

(Subsequent to becoming an Investment Company)

(audited)

ALTABA INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

(in thousands, except per share amounts)

ASSETS
Cash	$137
Foreign currency (cost $263)	268
Interest receivable	13,810
Unaffiliated investments, at value (cost $4,517,102) including:	4,799,771
Marketable securities, at value $4,293,576
Equity securities and call options, at value $506,195
Affiliated investments, at value (cost $5,627,183)	75,587,070
Investment in controlled affiliate (cost $0)	665,000
Other assets	137,030

Total assets	$81,203,086

LIABILITIES
Convertible notes	$1,369,986
Deferred tax liabilities on unrealized appreciation	15,692,493
Deferred and other tax liabilities (Note 10)	1,254,270
Written warrants (premiums received $124,775)	276,009
Payable to directors, officers and employees	5,342
Payable to advisors	833
Other liabilities	118,234

Total liabilities	$18,717,167

Net assets	$62,485,919

Net Assets Consist of:
Paid-in capital	$8,728,669
Accumulated net investment loss	(851,363)
Accumulated realized gain	13,497
Unrealized appreciation on investments, net of deferred taxes	54,595,116

Total net assets	$62,485,919

Shares outstanding	824,921,315
NAV per share	$75.75

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2017

($ in 000’s, except strike prices)

Description		Expiration	Principal $ / Shares / Units	Fair Value $
Affiliated Investments at Fair Value — 121.0%
Online Services and e-Commerce
Common shares — 120.8%
Alibaba Group Holding Limited (1)(2)(3)			383,565,416	66,138,185
Yahoo Japan Corporation (2)(3)			2,025,923,000	9,294,545
Other common shares in affiliated investments at fair value — 0.1%
Gomaji Corp., Ltd. (1)(3)			3,589,942	4,612
Hortonworks, Inc. — Common Shares (1)			3,845,806	77,339
Warrants — 0.1%
Hortonworks, Inc. — Common Warrants — Exercise Price: $8.46 (1)(3)(4)		6/9/2023	476,368	7,044
Hortonworks, Inc. — Series A Stock Warrants — Exercise Price: $0.01 (1)(3)(4)		6/30/2020	3,250,000	65,345
Total Affiliated Investments at Fair Value (Cost — $5,627,183)				75,587,070
Unaffiliated Investments at Fair Value — 0.0%
Internet Software & Services
Common shares — 0.0%
SeatGeek, Inc. (1)(4)			47,463	185
Total Common Shares (Cost — $9)				185
Preferred shares — 0.0%
Paperless Inc. — Series D Preferred (1)(4)			1,084,430	10,170
Total Preferred Shares (Cost — $14,000)				10,170
Warrants — 0.0%
Internet Software & Services
Eastman Kodak Co. — Exercise Price: $14.93 (1)		9/3/2018	400	—
Total Warrants (Cost — $0)				—

	Rate % (5)	Final Maturity (6)	Principal $	Fair Value $
Fixed Income Securities
Money Market Funds — 0.3%
Fidelity Government and Agency Money Market Fund	1.14		15,267	15,267
Invesco Government and Agency Money Market Fund	1.18		168,613	168,613
JP Morgan Government and Agency Money Market Fund	1.17		1,489	1,489
Total Money Market Investments (Cost — $185,369)			185,369	185,369

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 3.2%
Financial — 1.5%
American Express Credit Corp	Fixed	1.80	7/31/2018	20,000	19,987
American Express Credit Corp	Floating	1.99 (3 month LIBOR USD + 0.61)	7/31/2018	5,000	5,010
American Express Credit Corp	Fixed	1.88	11/5/2018	23,500	23,489
American Express Credit Corp	Floating	2.17 (3 month LIBOR USD + 0.78)	11/5/2018	10,000	10,050
ANZ New Zealand (Intl) Ltd	Fixed	1.75	3/29/2018	8,083	8,083
Bank of America N.A	Fixed	1.65	3/26/2018	8,790	8,790
Bank of America N.A	Fixed	1.75	6/5/2018	25,000	24,989
Bank of New York Mellon Corp	Fixed	1.30	1/25/2018	5,035	5,033
Bank of New York Mellon Corp	Fixed	1.35	3/6/2018	9,500	9,490
Bank of New York Mellon Corp	Floating	1.95 (3 month LIBOR USD + 0.44)	3/6/2018	700	700
Bank of New York Mellon Corp	Fixed	1.60	5/22/2018	8,600	8,592
Bank of Nova Scotia	Fixed	1.45	4/25/2018	25,000	24,978
BB&T Corp	Fixed	2.05	6/19/2018	2,657	2,658
Berkshire Hathaway Finance Corp.	Fixed	5.40	5/15/2018	3,000	3,037
Berkshire Hathaway Finance Corp.	Fixed	1.30	5/15/2018	20,000	19,954
Berkshire Hathaway Finance Corp.	Fixed	1.45	3/7/2018	25,000	24,982
Berkshire Hathaway Finance Corp.	Floating	2.07 (3 month LIBOR USD + 0.55)	3/7/2018	6,130	6,134
Berkshire Hathaway Inc.	Fixed	1.55	2/9/2018	7,000	6,996
Berkshire Hathaway Inc.	Floating	1.54 (3 month LIBOR USD + 0.15)	8/6/2018	7,907	7,910
Berkshire Hathaway Inc.	Fixed	1.15	8/15/2018	15,000	14,963
Charles Schwab Corp	Fixed	1.50	3/10/2018	20,000	19,986
Chubb Ina Holdings Inc.	Fixed	5.80	3/15/2018	14,231	14,340
Citibank N.A.	Floating	1.63 (3 month LIBOR USD + 0.23)	11/9/2018	30,000	30,010
Fifth Third Bank	Fixed	1.45	2/28/2018	9,867	9,861
Fifth Third Bank	Fixed	2.15	8/20/2018	13,000	13,015
HSBC USA Inc.	Fixed	1.63	1/16/2018	15,000	14,999
Jackson National Life Global Funding	Fixed	1.88	10/15/2018	15,989	15,973
JPMorgan Chase & Co	Fixed	1.70	3/1/2018	15,000	14,998
JPMorgan Chase & Co	Fixed	1.80	1/25/2018	39,820	39,817
JPMorgan Chase & Co	Fixed	1.63	5/15/2018	11,000	10,993
Keybank N.A.	Fixed	1.65	2/1/2018	19,436	19,431
Keybank N.A.	Fixed	1.70	6/1/2018	12,235	12,226
Manufacturers and Traders Trust Co.	Fixed	1.45	3/7/2018	4,515	4,513
MassMutual Global Funding II	Fixed	2.10	8/2/2018	24,845	24,877
Metropolitan Life Global Funding I	Fixed	1.50	1/10/2018	32,900	32,896
Metropolitan Life Global Funding I	Fixed	1.88	6/22/2018	5,000	5,000
Metropolitan Life Global Funding I	Fixed	1.95	12/3/2018	8,695	8,694

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Metropolitan Life Global Funding I	Fixed	1.35	9/14/2018	950	946
Metropolitan Life Global Funding I	Floating	1.91 (3 month LIBOR USD + 0.34)	9/14/2018	10,000	10,009
National Rural Utilities Coop Finance Corp	Fixed	5.45	2/1/2018	2,033	2,039
National Rural Utilities Coop Finance Corp	Fixed	10.38	11/1/2018	13,982	14,937
New York Life Global Funding	Fixed	1.30	4/27/2018	15,833	15,807
New York Life Global Funding	Fixed	1.55	11/2/2018	43,155	43,005
New York Life Global Funding	Floating	1.75 (3 month LIBOR USD + 0.40)	4/13/2018	4,660	4,664
New York Life Global Funding	Floating	1.53 (3 month LIBOR USD + 0.18)	7/6/2018	9,250	9,257
Pricoa Global Funding I	Fixed	1.60	5/29/2018	24,985	24,962
Pricoa Global Funding I	Fixed	1.90	9/21/2018	16,263	16,266
Principal Life Global Funding II	Fixed	2.25	10/15/2018	14,148	14,177
Principal Life Global Funding II	Floating	1.74 (3 month LIBOR USD + 0.30)	5/21/2018	8,690	8,694
Protective Life Global Funding	Floating	2.07 (3 month LIBOR USD + 0.55)	6/8/2018	15,000	15,023
Royal Bank of Canada	Fixed	2.20	7/27/2018	10,000	10,015
Royal Bank of Canada	Fixed	1.50	1/16/2018	20,000	19,998
Simon Property Group LP	Fixed	1.50	2/1/2018	20,407	20,405
Swedbank AB	Fixed	1.75	3/12/2018	9,525	9,519
Toronto-Dominion Bank	Fixed	2.63	9/10/2018	25,000	25,106
U.S. Bancorp	Fixed	1.95	11/15/2018	28,000	28,003
U.S. Bancorp	Floating	1.91 (3 month LIBOR USD + 0.49)	11/15/2018	12,250	12,286
Wells Fargo & Co.	Fixed	1.50	1/16/2018	30,000	29,997
Wells Fargo Bank N.A.	Fixed	1.65	1/22/2018	14,350	14,347
Wells Fargo Bank N.A.	Floating	2.10 (3 month LIBOR USD + 0.74)	1/22/2018	8,331	8,333
Wells Fargo Bank N.A.	Fixed	1.80	11/28/2018	38,000	37,937
Westpac Banking Corp	Fixed	1.95	11/23/2018	28,500	28,465
Total				950,747	951,651

Industrial — 1.7%
Altera Corp	Fixed	2.50	11/15/2018	4,500	4,526
American Honda Finance Corp	Fixed	2.13	10/10/2018	20,000	20,031
American Honda Finance Corp	Fixed	1.50	3/13/2018	22,000	21,992
American Honda Finance Corp	Fixed	1.50	11/19/2018	19,500	19,421
American Honda Finance Corp	Floating	1.72 (3 month LIBOR USD + 0.28)	11/19/2018	11,172	11,186
American Honda Finance Corp	Fixed	1.60	2/16/2018	25,000	24,986
Apple Inc.	Floating	1.63 (3 month LIBOR USD + 0.25)	5/3/2018	6,655	6,659
Apple Inc.	Fixed	1.00	5/3/2018	50,000	49,876
Apple Inc.	Fixed	1.30	2/23/2018	15,000	14,993
BP Capital Markets PLC	Fixed	1.67	2/13/2018	6,969	6,967

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Boeing Co.	Fixed	0.95	5/15/2018	7,077	7,058
Caterpillar Financial Services Corp.	Fixed	1.80	11/13/2018	18,300	18,277
Caterpillar Financial Services Corp.	Fixed	1.50	2/23/2018	20,000	19,991
Chevron Corp	Fixed	1.72	6/24/2018	22,000	22,000
Chevron Corp	Fixed	1.37	3/2/2018	13,357	13,348
Chevron Corp	Fixed	1.79	11/16/2018	7,000	6,989
Chevron Corp	Floating	1.92 (3 month LIBOR USD + 0.50)	5/16/2018	2,945	2,949
Cisco Systems Inc.	Fixed	1.65	6/15/2018	44,000	43,962
Cisco Systems Inc.	Floating	2.04 (3 month LIBOR USD + 0.60)	2/21/2018	25,000	25,014
Cisco Systems Inc.	Fixed	1.40	2/28/2018	30,000	29,984
The Coca-Cola Company	Fixed	1.15	4/1/2018	31,400	31,358
Comcast Corp	Fixed	5.88	2/15/2018	13,877	13,948
Comcast Corp	Fixed	5.70	5/15/2018	2,500	2,535
Daimler Finance North America LLC	Fixed	1.65	3/2/2018	5,000	4,998
Daimler Finance North America LLC	Fixed	2.00	8/3/2018	8,215	8,216
John Deere Capital Corporation	Fixed	5.35	4/3/2018	1,187	1,198
John Deere Capital Corporation	Fixed	1.35	1/16/2018	20,000	19,996
John Deere Capital Corporation	Fixed	1.60	7/13/2018	6,000	5,993
John Deere Capital Corporation	Fixed	1.75	8/10/2018	431	431
John Deere Capital Corporation	Fixed	1.65	10/15/2018	7,394	7,378
Exxon Mobil Corp	Fixed	1.44	3/1/2018	13,535	13,529
General Electric Capital Corp	Fixed	5.63	5/1/2018	49,394	49,982
Home Depot Inc.	Fixed	2.25	9/10/2018	3,400	3,410
International Business Machines Corp	Fixed	1.25	2/8/2018	18,000	17,989
International Business Machines Corp	Fixed	1.13	2/6/2018	25,000	24,985
Lowe’s Companies Inc.	Floating	2.17 (3 month LIBOR + 0.60)	9/14/2018	1,940	1,947
Medtronic Inc.	Fixed	1.38	4/1/2018	25,000	24,974
Microsoft Corp	Fixed	1.30	11/3/2018	32,582	32,466
NBC Universal Enterprise Inc.	Fixed	1.66	4/15/2018	15,824	15,816
Nissan Motor Acceptance Corp	Fixed	1.80	3/15/2018	1,000	1,000
Nissan Motor Acceptance Corp	Fixed	1.50	3/2/2018	935	934
Oracle Corp	Fixed	5.75	4/15/2018	18,580	18,793
Paccar Financial Corp	Fixed	1.40	5/18/2018	1,067	1,065
Paccar Inc.	Fixed	1.75	8/14/2018	7,600	7,597
Pepsico Inc.	Fixed	5.00	6/1/2018	34,400	34,847
Pepsico Inc.	Fixed	1.25	4/30/2018	25,000	24,979
Pfizer Inc.	Fixed	1.50	6/15/2018	20,000	19,972
Pfizer Inc.	Fixed	1.20	6/1/2018	20,000	19,956
Philip Morris International Inc.	Fixed	5.65	5/16/2018	35,000	35,498
Precision Castparts Corp	Fixed	1.25	1/15/2018	15,244	15,239
Qualcomm Inc.	Fixed	1.40	5/18/2018	36,532	36,473
Shell International Finance BV	Fixed	1.90	8/10/2018	8,000	8,001

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Shell International Finance BV	Fixed	2.00	11/15/2018	20,000	20,011
Shell International Finance BV	Fixed	1.63	11/10/2018	4,000	3,990
Target Corporation	Fixed	4.88	5/15/2018	5,000	5,056
Texas Instruments Inc.	Fixed	1.00	5/1/2018	10,000	9,976
3M Co.	Fixed	1.38	8/7/2018	15,000	14,966
Toyota Motor Credit Corporation	Fixed	1.38	1/10/2018	17,500	17,499
Toyota Motor Credit Corporation	Fixed	2.00	10/24/2018	20,000	20,025
Toyota Motor Credit Corporation	Fixed	1.45	1/12/2018	25,000	24,997
Toyota Motor Credit Corporation	Floating	1.82 (3 month LIBOR USD + 0.46)	7/13/2018	13,731	13,755
Toyota Motor Credit Corporation	Fixed	1.20	4/6/2018	15,000	14,978
Wal-Mart Stores Inc.	Fixed	5.80	2/15/2018	22,000	22,097
Wal-Mart Stores Inc.	Fixed	1.13	4/11/2018	10,000	9,997
Total				1,051,743	1,053,059

Utility — 0.0%
Duke Energy Florida LLC	Fixed	5.65	6/15/2018	1,250	1,271
Nevada Power Co.	Fixed	6.50	5/15/2018	2,341	2,381
Public Service Electric and Gas Co.	Fixed	5.30	5/1/2018	10,900	11,025
Wisconsin Electric Power Co.	Fixed	1.70	6/15/2018	721	721
Total				15,212	15,398
Total Corporate Debt (Cost — $2,022,701)				2,017,702	2,020,108

Commercial Paper — 0.8%
ABN Amro Funding USA LLC	Zero Coupon	1.44	1/5/2018	20,000	19,995
Bank of Nova Scotia	Zero Coupon	1.37	1/26/2018	30,000	29,969
J.P Morgan Securities LLC	Zero Coupon	1.51	3/9/2018	20,000	19,943
J.P Morgan Securities LLC	Zero Coupon	1.50	3/29/2018	12,000	11,956
Macquarie Bank Limited	Zero Coupon	1.50	2/5/2018	50,000	49,923
Mizuho Bank, Ltd	Zero Coupon	1.36	3/9/2018	30,000	29,922
Toronto Dominion Holdings (U.S.A.), Inc.	Zero Coupon	1.37	1/12/2018	30,000	29,985
Toronto Dominion Holdings (U.S.A.), Inc.	Zero Coupon	1.43	4/5/2018	30,000	29,886
Toronto-Dominion Bank	Zero Coupon	1.37	2/14/2018	25,000	24,956
Apple Inc.	Zero Coupon	1.35	2/26/2018	15,000	14,968
The Coca-Cola Company	Zero Coupon	1.25	1/4/2018	39,765	39,758
The Coca-Cola Company	Zero Coupon	1.35	3/5/2018	25,000	24,940
The Coca-Cola Company	Zero Coupon	1.36	3/6/2018	30,000	29,926
The Coca-Cola Company	Zero Coupon	1.38	4/9/2018	25,000	24,905
Nestle Capital Corporation	Zero Coupon	1.13	1/8/2018	14,000	13,996
Pfizer Inc.	Zero Coupon	1.29	1/10/2018	20,000	19,992
Toyota Motor Credit Corporation	Zero Coupon	1.32	2/8/2018	25,000	24,964
Toyota Motor Credit Corporation	Zero Coupon	1.36	3/9/2018	30,000	29,922
Toyota Motor Credit Corporation	Zero Coupon	1.47	3/29/2018	15,000	14,946
Total Commercial Paper (Cost — $485,181)				485,765	484,852

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Certificates of Deposits — 1.6%
ASB Finance Limited	Floating	1.63 (1 month LIBOR USD + 0.19)	6/12/2018	50,000	50,000
BNP Paribas	Fixed	1.76	10/26/2018	50,000	50,000
Bank of Nova Scotia	Floating	1.48 (3 month LIBOR USD + 0.13)	4/18/2018	28,500	28,500
Bank of Montreal	Floating	2.00 (3 month LIBOR USD + 0.40)	6/18/2018	11,000	10,997
Canadian Imperial Bank of Commerce	Floating	1.75 (3 month LIBOR USD + 0.39)	7/13/2018	3,000	2,999
Cooperatieve Rabobank U.A.	Floating	1.58 (1 month LIBOR USD + 0.17)	5/8/2018	16,000	16,000
Credit Agricole Corporate and Investment Bank	Floating	1.92 (3 month LIBOR USD + 0.56)	7/13/2018	6,910	6,910
Credit Industriel ET Commercial	Floating	1.58 (1 month LIBOR USD + 0.14)	1/12/2018	75,000	75,000
Credit Suisse AG	Fixed	1.86	11/9/2018	50,000	50,000
J.P Morgan Securities LLC	Floating	1.59 (1 month LIBOR USD + 0.16)	1/11/2018	78,500	78,500
Lloyds Bank PLC	Floating	1.60 (1 month LIBOR USD + 0.13)	1/16/2018	75,700	75,700
Mizuho Bank, Ltd	Floating	1.62 (1 month LIBOR USD + 0.19)	1/10/2018	76,000	76,000
National Bank of Canada	Floating	1.82 (3 month LIBOR USD + 0.18)	3/21/2018	29,000	29,000
National Bank of Canada	Floating	1.59 (1 month LIBOR USD + 0.13)	2/13/2018	75,000	75,000
Natixis	Floating	1.70 (3 month LIBOR USD + 0.30)	5/8/2018	2,500	2,500
Natixis	Fixed	1.81	11/20/2018	50,000	50,000
The Norinchukin Bank	Fixed	1.63	1/31/2018	15,000	15,000
Oversea-Chinese Banking Corporation Limited	Floating	1.63 (1 month LIBOR USD + 0.14)	1/19/2018	48,000	48,000
Royal Bank of Canada	Floating	2.36 (3 month LIBOR USD + 0.70)	3/22/2018	13,000	13,000
Royal Bank of Canada	Fixed	1.50	1/4/2018	3,000	3,000
Societe Generale	Fixed	1.58	1/12/2018	15,000	15,000
Sumitomo Mitsui Banking Corporation	Floating	1.75 (1 month LIBOR USD + 0.20)	1/26/2018	30,000	30,000
Sumitomo Mitsui Banking Corporation	Floating	1.64 (1 month LIBOR USD + 0.20)	2/12/2018	76,000	76,000
Sumitomo Mitsui Trust Bank Ltd	Floating	1.70 (1 month LIBOR USD + 0.20)	1/19/2018	48,000	48,000
Toronto-Dominion Bank	Floating	1.65 (3 month LIBOR USD + 0.27)	2/2/2018	15,000	15,000
UBS AG	Fixed	1.53	5/4/2018	33,000	33,000
Total Certificates of Deposits (Cost — $973,106)				973,110	973,106

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Agency Bonds — 0.2%
Federal Home Loan Banks	Fixed	1.15	6/22/2018	20,000	19,948
Federal Home Loan Banks	Fixed	0.63	8/7/2018	20,300	20,175
Federal Home Loan Banks	Fixed	1.38	3/9/2018	35,000	35,002
Federal Farm Credit Banks Funding Corp	Fixed	0.94	6/20/2018	10,000	9,969
Federal Home Loan Mortgage Corp	Fixed	1.05	2/26/2018	15,000	14,994
Federal Home Loan Mortgage Corp	Floating	1.33 (3 month LIBOR USD — 0.03)	1/12/2018	8,500	8,500
Federal Home Loan Mortgage Corp	Fixed	1.05	7/27/2018	20,000	19,932
Federal National Mortgage Association	Fixed	0.85	7/13/2018	20,000	19,917
Total Agency Bonds (Cost — $148,819)				148,800	148,437

U.S. Government Debt — 0.2%
United States Treasury	Fixed	0.75	4/30/2018	15,000	14,967
United States Treasury	Fixed	2.38	5/31/2018	33,000	33,124
United States Treasury	Fixed	0.88	5/31/2018	26,800	26,739
United States Treasury	Fixed	0.75	10/31/2018	47,600	47,206
Total U.S. Government Debt (Cost — $122,436)				122,400	122,036
Sovereign Government Debt — 0.0%

Asian Development Bank	Floating	1.51 (1 month LIBOR USD + 0.02)	6/18/2018	12,236	12,232
Total Sovereign Government Debt (Cost — $12,236)				12,236	12,232

Total Short Term Fixed Income Securities (Cost — $3,764,479) — 6.0%				3,760,013	3,760,771
Long Term
Corporate Debt — 0.5%
Financial — 0.2%
American Express Credit Corp	Fixed	2.13	3/18/2019	15,000	14,999
American Express Credit Corp	Floating	1.71 (3 month LIBOR USD + 0.33)	5/3/2019	1,501	1,504
Bank of New York Mellon Corp	Fixed	2.10	1/15/2019	10,000	9,996
Branch Banking and Trust Co.	Floating	1.91 (3 month LIBOR USD + 0.53)	5/1/2019	12,500	12,554
Branch Banking and Trust Co.	Floating	1.81 (3 month LIBOR USD + 0.45)	1/15/2020	4,000	4,016
Berkshire Hathaway Finance Corp.	Floating	2.28 (3 month LIBOR USD + 0.69)	3/15/2019	5,102	5,142
Berkshire Hathaway Finance Corp.	Floating	1.67 (3 month LIBOR USD + 0.32)	1/10/2020	2,500	2,511
Citibank N.A.	Fixed	2.00	3/20/2019	5,000	4,990
Citibank N.A.	Floating	1.97 (3 month LIBOR USD + 0.34)	3/20/2019	5,000	5,004
National Rural Utilities Cooperative Finance Corp	Fixed	1.65	2/8/2019	275	274
National Rural Utilities Cooperative Finance Corp	Floating	1.54 (3 month LIBOR USD + 0.20)	4/5/2019	14,952	14,969
New York Life Funding	Fixed	2.10	1/2/2019	15,000	15,019

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
New York Life Global Funding	Floating	1.62 (3 month LIBOR USD + 0.27)	4/9/2020	1,555	1,558
Principal Life Global Funding II	Fixed	1.50	4/18/2019	3,870	3,836
Protective Life Global Funding	Floating	1.78 (3 month LIBOR USD + 0.42)	3/29/2019	10,000	10,013
USAA Capital Corp.	Floating	1.61 (3 month LIBOR USD + 0.23)	2/1/2019	2,520	2,521
Total				108,775	108,906

Industrial — 0.3%
Apple Inc.	Fixed	1.70	2/22/2019	12,000	11,971
Apple Inc.	Floating	2.27 (3 month LIBOR USD + 0.82)	2/22/2019	7,000	7,062
Apple Inc.	Floating	1.59 (3 month LIBOR USD + 0.20)	2/7/2020	13,506	13,532
Apple Inc.	Floating	1.48 (3 month LIBOR USD + 0.07)	5/11/2020	7,000	6,992
Chevron Corp	Floating	1.70 (3 month LIBOR USD + 0.21)	3/3/2020	12,000	12,041
Cisco Systems Inc.	Floating	1.97 (3 month LIBOR USD + 0.34)	9/20/2019	11,000	11,065
John Deere Capital Corporation	Floating	1.92 (3 month LIBOR USD + 0.57)	1/8/2019	12,500	12,560
John Deere Capital Corporation	Floating	1.86 (3 month LIBOR USD + 0.30)	3/13/2020	8,140	8,163
Walt Disney Company	Floating	1.67 (3 month LIBOR USD + 0.32)	1/8/2019	20,000	20,055
Honeywell International Inc.	Floating	1.66 (3 month LIBOR USD + 0.28)	10/30/2019	3,563	3,574
Intel Corp	Floating	1.49 (3 month LIBOR USD + 0.08)	5/11/2020	11,000	10,973
Johnson & Johnson	Floating	1.75 (3 month LIBOR USD + 0.27)	3/1/2019	2,339	2,345
Oracle Corp	Fixed	2.38	1/15/2019	5,000	5,020
Pfizer Inc.	Fixed	2.10	5/15/2019	8,000	8,012
Philip Morris International Inc.	Fixed	1.63	2/21/2019	30,000	29,845
Qualcomm Inc.	Fixed	1.85	5/20/2019	15,000	14,942
Siemens Financieringsmaatschappij N.V.	Floating	1.94 (3 month LIBOR USD + 0.34)	3/16/2020	15,000	15,054
Toyota Motor Credit Corporation	Floating	1.74 (3 month LIBOR USD + 0.39)	1/17/2019	6,000	6,022
Toyota Motor Credit Corporation	Floating	2.26 (3 month LIBOR USD + 0.82)	2/19/2019	5,359	5,401
Toyota Motor Credit Corporation	Floating	1.61 (3 month LIBOR USD + 0.26)	1/9/2019	2,000	2,001
Toyota Motor Credit Corporation	Floating	1.61 (3 month LIBOR USD + 0.26)	4/17/2020	12,000	12,023
Total				218,407	218,653
Total Corporate Debt (Cost — $327,538)				327,182	327,559

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Agency Bonds — 0.1%
Federal Home Loan Mortgage Corp	Fixed	1.35	1/25/2019	20,000	19,877
Total Agency Bonds (Cost — $20,000)				20,000	19,877

Total Long Term Fixed Income Securities (Cost — $347,538) — 0.6%				347,182	347,436

Call Options (4)(9)	Counterparty	# of Contracts	Strike Price $	Expiration	Notional Amount $	Fair Value $
Call Options — 0.8%
Altaba Inc.	JP Morgan	1	53.43	12/1/2018	501,202	132,241
Altaba Inc.	Goldman Sachs	1	53.43	12/1/2018	501,202	132,240
Altaba Inc.	Bank of America	1	53.43	12/1/2018	501,014	132,191
Altaba Inc.	Citibank	1	53.43	12/1/2018	187,927	49,584
Altaba Inc.	Morgan Stanley	1	53.43	12/1/2018	187,927	49,584
Total Call Options (Premiums Paid — $205,706)					1,879,272	495,840
Total Unaffiliated Investments (Cost — $4,517,102)					4,292,564	4,799,771

	Units	Fair Value $
Investment in Controlled Affiliate
Internet Software & Services
Excalibur IP, LLC (1)(4)	3,587	665,000
Total Investment in Controlled Affiliate (Cost — $0) — 1.0%		665,000

Total Investments — 129.7%		81,051,841
Liabilities for Convertible Notes — (2.2)%		(1,369,986)
Other Liabilities/Other Assets — (27.5)%		(17,195,936)

Net Assets Applicable to Common Shares — 100%		$62,485,919

(1)	Non-income producing securities.

(2)

The joint venture agreement related to Yahoo Japan contains certain provisions covering the sale of stock, as does the registration rights agreement related to the Alibaba ordinary shares. Further as of December 31, 2017, the Alibaba shares were in the form of ordinary shares that require conversion to American Depository Shares. For a further description of these investments, see the Fund’s Registration Statement on Form N-2.

(3)	Restricted security. Resale is contigent on issuer consent, aggregate holdings equal 120.8% of the net assets of the Fund.

(4)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal 2.0% of the net assets of the Fund.

(5)	Presented rate represents the Money Market Fund’s average 7-day % yield.

(6)	Money Market Funds do not have a set maturity date.

(7)	Coupon rate %.

(8)	Rate presented is Yield as of December 31, 2017.

(9)	American-style options.

See Notes to Consolidated Financial Statements.

Written Warrants (1)(2)(3)	Weighted Average Strike Price $	Expiration(1)	# of Contracts	Fair Value $
Total Value of Written Warrants (Premiums Received — $124,775)	67.51	3/1/19 — 5/24/19	5	(276,009)

(1)	European style warrants.

(2)

The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a material change to the trading price of Altaba’s common stock or the value of the written warrants. To date, following the announcement of the Stock Purchase Agreement pursuant to which Altaba (then known as Yahoo! Inc.) sold its operating business to Verizon Communications, Inc., four Counterparties have given Altaba notices of adjustments reducing their written warrant exercise prices to a weighted average strike price of $67.51. The adjusted weighted average strike price of $67.51 was used in estimating the fair value of the written warrants as of December 31, 2017. Altaba is challenging the proposed adjustments made by the warrant Counterparties.

(3)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal (0.4)% of the net assets of the Fund.

At December 31, 2017, the tax basis cost of the Fund’s investments and derivatives was $12,528,511 and the unrealized appreciation and depreciation were $68,250,821 and ($3,500), respectively, with a net unrealized appreciation of $68,247,321.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from June 16, 2017(1) through December 31, 2017

(in thousands)

INVESTMENT INCOME
Interest income	$53,641
Dividend income from Affiliate, net of $66 withholding tax	263
Other income	556

Total investment income	54,460

EXPENSES
Interest expense	38,392
Professional fees	25,144
Directors, officers and employees compensation and benefits	9,329
General and administrative costs	2,475
Outside administrative fees	848
Other expenses	1,813
Legal settlements	43,000
Verizon related settlements and other, net	22,484

Total expenses	143,485

Net investment loss, before current and deferred taxes	(89,025)
Current and deferred income tax expense	(762,338)

Net investment loss	$(851,363)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Unaffiliated investments, before current and deferred taxes	$21,083
Current and deferred income tax expense	(7,586)

Net realized gain	13,497

Net change in unrealized appreciation:
Unaffiliated investment and foreign currency translation before current and deferred taxes	281,775
Unaffiliated written options, before current and deferred taxes	(159,275)
Affiliated investments, before current and deferred taxes	15,002,203
Current and deferred income tax benefit	6,361,345

Net change in unrealized appreciation	$21,486,048

Net realized and unrealized gain on investments	21,499,545

Net increase in net assets resulting from operations	$20,648,182

(1)	Commencement of operations as an investment company.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period from June 16, 2017(1) through December 31, 2017

(in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$20,648,182
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of long term investments	(375,122)
Proceeds from sale and maturity of long term investments	1,536,150
Net proceeds from sale and maturity of short term investments and money market funds	7,269,161
Net accretion of premiums/discounts	(1,579)
Accretion of convertible notes discount	38,392
Net realized gain on investments	(21,083)
Net change in unrealized appreciation on investments	(15,124,703)
(Increase) decrease in operating assets:
Interest receivable	7,053
Other assets	50,009
Receivable for investment securities sold	37,030
Increase (decrease) in operating liabilities:
Deferred tax liabilities on unrealized appreciation	(6,361,345)
Deferred and other tax liabilities, net of tax payments	750,653
Payable to directors, officers and employees	5,342
Payable to advisors	833
Other liabilities	(95,186)

Net cash provided by operating activities	8,363,787

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	68,799
Repurchase of common stock	(8,432,186)

Net cash used in financing activities	(8,363,387)

NET CHANGE IN CASH	400
Cash and foreign currency at beginning of period	—
Unrealized appreciation on foreign currency	5

Cash and foreign currency at end of period	$405

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
Cash paid for income taxes	$13,041

(1)	Commencement of operations as an investment company.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period from June 16, 2017(1) through December 31, 2017

(in thousands)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss, net of current and deferred taxes	$(851,363)
Net realized gain on investments, net of current and deferred taxes	13,497
Net change in unrealized appreciation on investments, net of current and deferred taxes	21,486,048

Net increase in net assets resulting from operations	20,648,182

CAPITAL SHARE TRANSACTIONS:
Proceeds from issuance of common shares, net of offering costs	68,799
Repurchase of common shares	(8,432,186)

Net decrease in net assets from capital share transactions	(8,363,387)

Net decrease in net assets	12,284,795
NET ASSETS:
Beginning of period	50,201,124

End of period (including accumulated net investment loss of $851,363)	$62,485,919

(1)	Commencement of operations as an investment company.

See Notes to Consolidated Financial Statements.

ALTABA INC.

FINANCIAL HIGHLIGHTS

For the Period from June 16, 2017(a) through December 31, 2017
Net asset value — beginning of period	$52.33
Income from investment operations:
Net investment loss(b)	(1.00)
Net realized and unrealized gain on investments	23.53

Total income from investment operations	22.53
Dilutive impact from capital activity (Note 14)	0.89

Net increase in net asset value	23.42

Net asset value — end of period	$75.75

Per common share market value — end of period	$69.85

Total return based on net asset value(c)	44.75%
Total return based on market value(c)	32.85%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$62,485,919
Ratio of expenses to average net assets including current and deferred income taxes(d)(e)	(9.27)%
Ratio of expenses to average net assets excluding current and deferred income taxes(d)(e)	0.36%
Ratio of net investment income including current and deferred income taxes to average net assets(d)(f)	(1.50)%
Ratio of net investment income excluding current and deferred income taxes to average net assets(d)(f)	(0.19)%
Portfolio turnover rate(g)	0.49%

(a)	Commencement of operations.

(b)	Calculation based on weighted average shares outstanding.

(c)

Not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Total return based on market value does not reflect sales load.

(d)	All income and expenses are annualized, with the exception of current and deferred income taxes and other non-reoccuring fees.

(e)	For the period from June 16, 2017 through December 31, 2017, the Fund accrued $5,591,421 in current and deferred income tax benefits.

(f)	For the period from June 16, 2017 through December 31, 2017, the Fund accrued $762,338 in current and deferred income tax expense applicable to net investment income.

(g)	Not annualized.

See Notes to Consolidated Financial Statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the period from June 16, 2017 to December 31, 2017

Note 1    Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is a publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Fund is organized as a Delaware corporation. The Fund’s common stock is listed on The NASDAQ Global Select Market (“Nasdaq”) under the ticker symbol “AABA”.

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon Communications Inc. On June 16, 2017 (the “Inception Date”), Yahoo changed its name to “Altaba Inc.” and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as an investment company under the 1940 Act.

Investment Objectives

As revised by the Fund’s Board of Directors on February 20, 2018, the Fund’s investment objective is to seek to increase the price per share at which it trades relative to the then-current values of its principal underlying assets (the Alibaba Group Holding Limited (“Alibaba”) ordinary shares and American Depositary Shares (collectively, the “Alibaba shares”) and Yahoo Japan Corporation (“Yahoo Japan”) shares of common stock (“Yahoo Japan shares”)). It seeks to do this by reducing the discount at which it trades relative to the underlying value of its net assets (before giving effect to deferred taxes on unrealized appreciation) while simplifying its net asset base and returning capital to its shareholders in ways that are accretive and increase shareholder value.

In addition to the Alibaba shares and Yahoo Japan shares, the Fund also owns investments in certain additional companies (“Minority Investments”), Excalibur IP, LLC (“Excalibur”), which owns a portfolio of patent assets (the “Excalibur IP Assets”) and short-term investments (the “Marketable Debt Securities Portfolio”). The Fund currently intends to sell the Yahoo Japan shares and Minority Investments over time. The Fund also currently intends to sell Excalibur, though the Fund may seek to sell certain of the Excalibur IP Assets or to license the Excalibur IP Assets if the Board believes that doing so is in the best interest of the Fund’s stockholders. The Fund currently intends to return substantially all of its cash, including any new cash generated by asset sales, to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its obligations to creditors and for working capital. The timing and method of any return of capital will be determined by the Board. Stock repurchases may take place in the open market, including under Rule 10b5-1 plans or in a tender offer, or in privately negotiated transactions, including structured and derivative transactions such as accelerated share repurchase transactions. The Fund currently anticipates that the amount of cash to be retained by the Fund will be at least $1.4 billion, which is the minimum amount necessary to satisfy the Fund’s obligations under the Convertible Notes. However, the Fund’s obligations to creditors and working capital requirements may vary over time and may be materially greater than such amount, depending upon, among other factors, the cost of cash-settling any conversion obligations under the Convertible Notes, the Fund’s potential obligations with respect to potential liabilities, and whether the income from the Fund’s investments is sufficient to cover its expenses. The payment of liabilities, including debt obligations, may cause the Fund’s returns to deviate from its investment objective. Until the Yahoo Japan shares, Minority Investments, Excalibur (or the Excalibur IP Assets), the Marketable Debt Securities Portfolio, and any other assets are sold and until any cash is returned to investors, these assets may cause the Fund’s returns to deviate from its investment objective.

Consistent with its current investment objective, the Fund currently does not intend to sell its Alibaba shares in response to changes in the market price of those shares, though it reserves the right to do so. The Fund may, however, sell, distribute or exchange all or a portion of its Alibaba shares, including in advance of selling other Fund assets, to return capital to its stockholders or to seek to reduce any discount or increase any premium from net asset value at which the Fund’s common stock may trade if the Board believes the benefit to stockholders would outweigh the cost, including any taxes payable by the Fund, of doing so. The Fund also may sell such shares to satisfy its obligations to creditors or to pay expenses.

No assurance can be given that all or any portion of the Fund’s assets will be sold or licensed, that any sales will be at prices equal to or greater than the prices at which the Fund values such assets for purposes of calculating its net asset value or that the Fund will achieve its investment objective. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund does not currently anticipate making new investments other than for ordinary course cash management purposes or to protect or enhance the value of the Fund’s assets held immediately after the completion of the Sale Transaction.

The Fund’s investment objective is not fundamental and may be changed without notice to stockholders.

Note 2    Consolidation

Approximately 24 percent of the Fund’s Alibaba shares are held directly by the Fund and approximately 76 percent are held indirectly through Altaba Holdings Hong Kong Limited (“Altaba HK”), a wholly-owned subsidiary of the Fund that engages in no other business or operations, and owns no other assets other than cash. As a wholly-owned subsidiary of the Fund, all assets, liabilities and expenses of Altaba HK subsidiary are consolidated in the financial statements of the Fund, and all significant intercompany balances and expenses have been eliminated in consolidation.

Beginning December 31, 2017, Altaba has combined Yahoo historical operating company retained earnings into Paid-in capital on the statement of assets and liabilities.

Note 3    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund Management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Equity securities (common and preferred stock) — Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. The Fund holds securities traded or that may be exchanged for securities traded on NASDAQ, the NYSE, the Taiwan Stock Exchange, and the Tokyo Stock Exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Due to the large number of Alibaba shares and Yahoo Japan shares owned by the Fund, the price received by the Fund if it sells a large amount of such shares in a single transaction or in a short period of time may differ materially from the last reported sales price used to value the security on any given day. Preferred stock and other equities traded on inactive markets are categorized in Level 3.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer and credit default swap spreads. Although most corporate debt securities, commercial paper and certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs, they are categorized in Level 2. U.S. government debt securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•

Excalibur IP Assets — The Excalibur IP Assets consist of a portfolio of patent assets that are substantially concentrated in the following categories: search/information retrieval; online advertising; cloud computing; network infrastructures; communication technologies; data center cooling; machine learning; mobile; user interface; and e-commerce. The fair value of the Excalibur IP Assets are estimated using an average of a market approach based on strength adjusted implied value per asset worldwide, a separate market approach based on strength adjusted implied value per expected U.S. patent, and a discounted cash flows based income approach, giving equal weighting to each. This combination is deemed to be the most indicative of the Excalibur IP Assets’ estimated fair value in an orderly transaction between market participants. Under the market approach, the Fund utilizes comparable public market transaction information to determine a price per patent that is used to value the patent portfolio. Under the income approach, the Fund determines fair value based on estimated future cash flows of the patent portfolio discounted by an estimated weighted-average cost of capital, reflecting the overall level of inherent risk of the patent portfolio and the rate of return a market participant would expect to earn. The Fund determines the cash flow projections for the patent portfolio using a forecast of cash flows over the expected life of the patent portfolio. The forecast and related assumptions were derived from market reports and publicly available market information. Due to the inherent uncertainty of valuing patent assets for which there is no active market and that are not licensed, estimated fair value may differ materially from amounts realized by the Fund upon sale. Excalibur IP Assets are categorized in Level 3.

•

Note Hedges and Related Written Warrants are valued using the Black-Scholes model using assumptions for the expected dividend yield, risk-free interest rate, market volatility and expected life. The note hedges and related written warrants are categorized in Level 3.

•	Warrants are valued using the Black-Scholes model using assumptions for the expected dividend yield, risk-free interest rate, volatility and expected life. The warrants are categorized in Level 3.

•

Private Placement Investments — A market approach is used for valuing this investment class. Under the market approach, the Fund utilizes information from management along with publicly-traded comparable market transaction information to determine a price per share. These private placement investments are categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund is currently not eligible to be treated as a “regulated investment company” under the Internal Revenue Code (the “Code”) as a result of the Fund’s concentrated ownership of Alibaba shares. Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Foreign-denominated assets, including investment securities, have been translated into U.S. dollars at the exchange rates on December 29, 2017. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities.

Industry Concentration

The Fund’s investments in the Alibaba shares and the Yahoo Japan shares cause it to concentrate its investments in securities issued by companies in the online services and e-commerce industry. The 1940 Act requires the Fund to obtain stockholder approval to invest less than 25 percent of its total assets in companies in the online services and e-commerce industry. The Fund has no current intention of investing less than 25 percent of its total assets in companies in the online services and e-commerce industry.

Convertible Senior Notes

The Convertible Notes are carried at their original issuance value, net of unamortized debt discount, and are not marked to market each period. The Convertible Notes have a maturity date of December 1, 2018 and a conversion price of approximately $53.43. The estimated fair value of the Convertible Notes on December 31, 2017 was approximately $1.4 billion. The estimated fair value of the Convertible Notes was determined on the basis of quoted market prices observable in the market, interest rate spreads, and time to maturity.

Other

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Realized gains and losses from security transactions are based on the identified costs of the equity securities and using the specific identification method for fixed income securities.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Note 4    Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund intends to recognize transfers between Level 1, Level 2, and Level 3 as of the beginning of the reporting period.

The following table reflects the valuation level used in the consolidated schedule of investments as of December 31, 2017 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated investments(1)	$75,514,681	$—	$72,389	$75,587,070
Unaffiliated investments:
Common shares	—	—	185	185
Preferred shares	—	—	10,170	10,170
Money market funds	185,369	—	—	185,369
Fixed income securities:
Corporate debt	—	2,347,667	—	2,347,667
Commercial paper	—	484,852	—	484,852
Certificates of deposits	—	973,106	—	973,106
Agency bonds	—	168,314	—	168,314
U.S. government debt	—	122,036	—	122,036
Sovereign government debt	—	12,232	—	12,232
Call options	—	—	495,840	495,840
Investment in controlled affiliate:
Excalibur (2)	—	—	665,000	665,000

Financial assets at fair value	75,700,050	4,108,207	1,243,584	81,051,841
Derivative instruments:
Written warrants	—	—	(276,009)	(276,009)

Total financial assets and liabilities at fair value	$75,700,050	$4,108,207	$967,575	$80,775,832

(1)	Level 3 affiliated investments includes common and series A stock warrants.

(2)

Excalibur assets relates to the Fund’s patent portfolio. The patents are valued based on market inputs and periodic valuation reports conducted by an advisory firm which specializes in such activities.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Total Investments in Securities	Affiliated Investments	Unaffiliated Investments	Call Options	Investment in Controlled Affiliate	Written Warrants
Balance as of June 16, 2017	$787,440	$44,546	$15,291	$179,337	$665,000	$(116,734)
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	180,135	27,843	(4,936)	316,503	—	(159,275)
Realized gain (loss)	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—

Balance as of December 31, 2017	$967,575	$72,389	$10,355	$495,840	$665,000	$(276,009)

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2017, which were valued using significant unobservable inputs (Level 3) amounted to $180 million.

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities. The fair value for Altaba’s Level 3 financial assets were obtained using a variety of techniques including Black-Scholes models, market approaches, and income approaches.

The balance for the Fund’s assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2017 was $968 million, net.

Type of investment	Fair Value at December 31, 2017 (in thousands)	Valuation Technique	Unobservable Inputs	Range
Unaffiliated investments—common and preferred shares	$10,355	Market approach	Sales multiple	3.82x
Investment in controlled affiliate—Excalibur	$665,000	Market approach	Number of patents plus applications pending	3,587
			Comparable market transactions (per patent in thousands)	$223 - $387
		Income approach	Discount rate	16.00%
Call options	$495,840	Black Scholes Model	Expected dividend yield Risk-free interest rate Market Volatility Expected life (in years)	0.02% 1.85% 27.39% 0.92
Affiliated investments—Hortonworks common and series A stock warrants	$72,389	Black Scholes Model	Expected dividend yield Risk-free interest rate Market Volatility Expected life (in years)	0.00% 2.26% / 2.12% 60.56% / 177.99% 5.45 / 2.50
Written warrants	$(276,009)	Black Scholes Model	Expected dividend yield Risk-free interest rate Market Volatility Expected life (in years)	0.02% 1.96% 25.87% - 26.94% 1.28

Hortonworks

The Fund holds warrants that vested upon the initial public offering of Hortonworks, which entitle the Fund to purchase an aggregate of 3.75 million shares of Hortonworks common stock upon exercise of the warrants. Altaba holds 6.50 million series A stock warrants that are exercisable for 3.25 million shares of common stock at an exercise price of $0.01 per share, as well as 0.5 million common warrants that are exercisable for 0.5 million shares of common stock at an exercise price of $8.46 per share. These warrants had a fair value of $72.4 million as of December 31, 2017.

Convertible Senior Notes

In 2013, Altaba issued $1.4375 billion aggregate principal amount of 0.00% Convertible Senior Notes due in 2018. The Convertible Notes are carried at their original issuance value, net of unamortized debt discount, and are not marked to market each period. The approximate estimated fair value of the Convertible Notes as of December 31, 2017 was $1.4 billion. The estimated fair value of the Convertible Notes was determined on the basis of interpolated market prices. See Note 6 — “Convertible Senior Notes” for additional information related to the Convertible Notes.

Note 5    Quantitative Disclosure of Derivative Holdings

The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for on the Fund’s financial positions. The Fund entered into several transactions to hedge the impact of dilution from potential exercise of the Convertible Notes. In conjunction with the hedge transactions, the Fund sold written warrants to reduce the overall cost of the hedge. These derivatives are not accounted for as hedging instruments.

There is no master netting arrangement policy on these derivatives.

Fair value of derivative instruments as of December 31, 2017 (in thousands):

Asset Derivatives	Statement of Assets and Liabilities Location	Call Spread
Call options	Unaffiliated investments	$495,840
Written warrants	Written warrants	$(276,009)

The average quarterly fair value of purchased options during the period from June 16, 2017 to December 31, 2017 was $330 million.

The average quarterly fair value of written warrants during the period from June 16, 2017 to December 31, 2017 was $198 million.

The change in unrealized appreciation (depreciation) on derivatives recognized on the consolidated statement of operations for the fiscal year ended December 31, 2017 is as follows (in thousands):

	Call options	Written warrants	Total
Equity contracts	$316,503	$(159,275)	$157,228

Note 6    Convertible Senior Notes

0.00% Convertible Senior Notes

As of December 31, 2017, Altaba had $1.4375 billion in principal amount of Convertible Notes outstanding. In 2013, the Convertible Notes were sold to the initial purchasers for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

In connection with the issuance of the Convertible Notes, Altaba entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee. Under the Indenture, the Convertible Notes were issued as senior unsecured obligations of Altaba. The Convertible Notes do not bear regular interest, and the principal amount of the Convertible Notes was issued at par value. The Convertible Notes mature on December 1, 2018, unless previously purchased or converted in accordance with their terms prior to such date. Altaba may not redeem the Convertible Notes prior to maturity. In connection with the entry into the margin loan agreement (as defined in Note 17—“Subsequent Events”), Altaba intends to secure the Convertible Notes with a combination of Alibaba American Depositary Shares and/or cash and cash equivalents.

However, holders of the Convertible Notes may convert them at certain times and upon the occurrence of certain events, as outlined in the indenture governing the Convertible Notes. Holders of the Convertible Notes who convert in connection with a “make-whole fundamental change,” as defined in the Indenture, may require Altaba to purchase for cash all or any portion of their Convertible Notes at a purchase price equal to 100 percent of the principal amount, plus accrued and unpaid special interest as defined in the Indenture, if any. The Convertible Notes are convertible, subject to certain conditions, into shares of Altaba common stock at an initial conversion rate of 18.7161 shares per $1,000 principal amount of Convertible Notes (which is equivalent to an initial conversion price of approximately $53.43 per share), subject to adjustment upon the occurrence of certain events. Certain corporate events described in the Indenture may increase the conversion rate for holders who elect to convert their Convertible Notes in connection with such corporate event should they occur. Prior to the close of business on the business day immediately preceding September 1, 2018, a holder may surrender all or any portion of its Convertible Notes for conversion at any time during any calendar quarter, if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130 percent of the conversion price on each applicable trading day. On January 2, 2018, Bank of New York (“Conversion Agent”) notified Altaba that the Notes may be surrendered for conversion until March 31, 2018. Through February 26, 2018, none of the bondholders have elected to convert. Upon conversion of the Convertible Notes, holders will receive cash, shares of Altaba’s common stock, or a combination thereof, at Altaba’s election. If converted, Altaba’s intent would be to settle the principal amount and any conversion value in excess of the principal amount in cash, although there is no guarantee it would do so and it retains the right to settle in cash, shares or a combination thereof.

In accounting for the issuance of the Convertible Notes, Altaba separated the Convertible Notes into liability and equity components. The carrying amount of the liability component was calculated by measuring the estimated fair value of a similar liability that does not have an associated convertible feature. The carrying amount of the equity component representing the conversion option was determined by deducting the fair value of the liability component from the face value of the Convertible Notes as a whole. The excess of the principal amount of the liability component over its carrying amount (“debt discount”) is amortized to interest expense over the term of the Convertible Notes using the effective interest method with an effective interest rate of 5.26 percent per annum. The equity component is not remeasured as long as it continues to meet the conditions for equity classification.

In accounting for the transaction costs related to the Convertible Notes issuance, Altaba allocated the total amount incurred to the liability and equity components based on their relative values. Issuance costs attributable to the $1.4 billion liability component are being amortized to expense over the term of the Convertible Notes, and issuance costs attributable to the $306 million equity component were also included within the equity component. Additionally, Altaba recorded a deferred tax liability of $37 million related to the debt discount.

The net asset value includes a $0.08 impact from the Convertible Notes.

The Convertible Notes consist of the following (in thousands):

As of December 31, 2017
Liability component:
Principal	$1,437,500
Less: note discount	(67,514)

Net carrying amount	$1,369,986

Equity component (*)	$305,569

(*)	Included in paid-in capital.

The estimated fair value of the Convertible Notes, which was determined based on inputs that are observable in the market (Level 2), and the carrying value of debt instruments (the carrying value excludes the equity component of the Convertible Notes classified in equity) were as follows (in thousands):

	As of December 31, 2017
	Fair Value	Carrying Value
Convertible senior notes	$1,370,327	$1,369,986

Note Hedges and Related Written Warrants

Altaba entered into note hedge transactions with certain option counterparties (the “Counterparties”) to reduce the potential dilution with respect to Altaba’s common stock upon conversion of the Convertible Notes or to offset any cash payment Altaba is required to make in excess of the principal amount of converted Convertible Notes.

Separately, Altaba also entered into privately negotiated written warrant transactions with the Counterparties giving them the right to purchase common stock from Altaba. The written warrant transactions could separately have a dilutive effect with respect to Altaba’s common stock to the extent that the net asset value per share of its common stock exceeds the strike price of the written warrants.

The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a material change to the trading price of Altaba’s common stock or the value of the written warrants. To date, following the announcement of the Stock Purchase Agreement pursuant to which Altaba (then known as Yahoo! Inc.) sold its operating business to Verizon Communications, Inc., four Counterparties have given Altaba notices of adjustments reducing their written warrant exercise prices to a weighted average strike price of $67.51. The adjusted weighted average strike price of $67.51 was used in estimating the fair value of the written warrants as of December 31, 2017. Altaba is challenging the proposed adjustments made by the warrant Counterparties.

The written warrants begin to expire in March 2019.

Note 7    Commitments and Contingencies

Lease Commitments

The Fund has entered into lease agreements for office locations. These office locations have lease periods which expire between 2022 and 2024. Set forth below is a summary of gross lease commitments (in thousands):

Gross Operating Lease Commitments
Years ending December 31,
2018	$832
2019	846
2020	860
2021	875
2022	889
Due after 5 years	1,071

Total gross lease commitments	$5,373

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 7, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 7; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, the legal proceedings remain in the early stages, alleged damages have not been specified, there is uncertainty as to the likelihood of a class or classes being certified or the ultimate size of any class if certified, and there are significant factual and legal issues to be resolved. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.”

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK (“federal consumer class action”); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895; (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of

2017; (7) Sidhu v. Yahoo Canada Co., et al., Court of Queen’s Bench for Alberta Case No. 1603-22837; and (8) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16. Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief.

In addition, as described below, putative stockholder class actions have been filed against the Fund and certain current officers of the Fund on behalf of persons who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016, an additional putative class action was filed against certain former directors and officers of the Fund on behalf of stockholders of the Fund, and six stockholder derivative actions have been filed purportedly on behalf of the Fund against its former directors and officers, each asserting claims related to the Security Incidents.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief.

In addition, the Fund is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney’s office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the Reorganization Agreement, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

Other Legal Contingencies

Stockholder and Securities Matters. On April 22, 2015, a stockholder action captioned Cathy Buch v. David Filo, et al., C.A. No. 10933-VCL, was filed in the Delaware Court of Chancery against the Fund and certain of its then-current and former directors. The complaint asserts both derivative claims, purportedly on behalf of the Fund, and class action claims, purportedly on behalf of the plaintiff and all similarly situated stockholders, relating to the termination of, and severance payments made to, the Fund’s former chief operating officer, Henrique de Castro. The plaintiff claims that certain former board members allegedly violated or acquiesced in the violation of the Fund’s Bylaws when Mr. de Castro was terminated without cause, and breached fiduciary duties by allowing the Fund to make allegedly false and misleading statements regarding the value of his severance. The plaintiff has also asserted claims against Mr. de Castro. The plaintiff seeks to have the full Board reassess the propriety of terminating Mr. de Castro without cause, potentially leading to disgorgement in favor of the Fund of the severance paid to Mr. de Castro, an equitable accounting, monetary damages, declaratory relief, injunctive relief, and an award of attorneys’ fees and costs. The Fund and the individual defendants filed a motion to dismiss the action, which the Court denied in part and granted in part on July 27, 2016. On April 5, 2017, the Court denied the Fund’s motion for partial judgment on the pleadings. On May 19, 2017, a motion to dismiss the plaintiff’s derivative claims was filed by a Special Litigation Committee that was formed by the Fund’s board of directors. On August 8, 2017, the Court approved the parties’ joint stipulation seeking Court approval to dismiss plaintiff’s claims with prejudice. The Fund agreed to pay a mootness fee to plaintiff’s counsel in the amount of $2,385,000 and is included in other liabilities on the consolidated statement of assets and liabilities.

On January 27, 2016, a stockholder action captioned UCFW Local 1500 Pension Fund v. Marissa Mayer, et al., 3:16-cv-00478-RS, was filed in the U.S. District Court for the Northern District of California against the Fund, and certain then-current and former officers and directors of the Fund. On April 29, 2016, the plaintiff filed an amended complaint. The amended complaint asserts derivative claims, purportedly on behalf of the Fund, for violations of the 1940 Act, breach of fiduciary duty, unjust enrichment, violations of Delaware General Corporation Law Section 124, and violations of California Business & Professions Code Section 17200. The amended complaint seeks to rescind the Fund’s employment contracts with the individual defendants because those defendants allegedly caused the Fund to illegally operate as an unregistered investment company. The plaintiff seeks disgorgement in favor of the Fund, rescission, and an award of attorneys’ fees and costs. In addition, the amended complaint asserts a direct claim against the Fund for alleged violation of Delaware General

Corporation Law Section 124(1), based on the allegation that the Fund has illegally operated as an unregistered investment company. Pursuant to this claim, the plaintiff seeks injunctive relief preventing the Fund from entering into any future contracts, including any contracts to sell its assets. On October 19, 2016, the District Court dismissed the amended complaint, with leave to amend. On November 18, 2016, the plaintiff filed a second amended complaint seeking substantially the same relief as it did in the amended complaint. On February 10, 2017, the District Court dismissed the second amended complaint with prejudice. On March 10, 2017, the plaintiff filed a notice of appeal, which has been docketed in the United States Court of Appeals for the Ninth Circuit as Case No. 17-15435. The parties have filed their appellate briefs and are awaiting oral argument.

In January 2017, a stockholder action was filed in the U.S. District Court for the Northern District of California against the Fund and certain of its former officers, In re Yahoo! Inc. Securities Litigation, Case No. 5:17-cv-00373-LHK (“federal securities class action”). In March 2017, a similar stockholder action captioned Talukder v. Yahoo! Inc., et al., was filed in the U.S. District Court for the Northern District of California. In April 2017, the Court consolidated the two cases. In June, the plaintiffs filed a first amended complaint purporting to represent a class of investors who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016. The complaint asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder. The complaint alleges that the Fund’s public disclosures about its business, operations, and compliance policies were materially misleading in light of the Security Incidents discussed under “Security Incidents Contingencies” above. The complaint seeks class certification, damages, interest, and an award of attorneys’ fees and costs. In July, the Fund and the former Yahoo officers named as defendants moved to dismiss plaintiffs’ first amended complaint. In November 2017, the Court granted plaintiffs leave to file a second amended complaint and denied without prejudice as moot, the Fund’s motion to dismiss. On January 23, 2018, the defendant and two of the three named plaintiffs filed a notice with the Court that they have entered into an agreement in principle to resolve the federal securities class action. The third named plaintiff has not agreed to the settlement at this time. The agreement in principle is subject to the negotiation and execution of final settlement documentation, notice to the class, and court approval. Given its preliminary nature, it remains possible that the agreement in principle may not result in a final settlement, and the possibility of loss or adverse effect on the Fund’s financial condition could therefore change in the near term. Based upon the agreement, Altaba recorded a $43 million liability included within other liabilities on the consolidated statement of assets and liabilities.

In February 2017, stockholder derivative actions were filed in the U.S. District Court for the Northern District of California purportedly on behalf of the Fund against certain of its then-current and former directors and officers, In re: Yahoo! Inc. Shareholder Derivative Litigation, Case No. 5:17-cv-00787-LHK (“federal shareholder derivative litigation”). The complaints allege that defendants failed to disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaints assert derivative claims, purportedly on behalf of the Fund, for breach of fiduciary duty, unjust enrichment, and violations of Sections 14(a) and 20(a) of the Exchange Act. The complaints seek unspecified damages, disgorgement of profits and compensation obtained by the defendants, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. In May 2017, the Court consolidated the two cases, and on July 6, 2017, plaintiffs filed a consolidated stockholder derivative complaint asserting the same claims, as well as claims of insider trading, purportedly on behalf of Yahoo, against certain defendants under California Corporations Code sections 25402 and 25403. In September 2017, the Court granted a joint motion to stay the federal shareholder derivative litigation pending resolution of the federal securities class action and the federal consumer class action.

In March 2017, a stockholder derivative and class action captioned Spain v. Marissa Mayer, et al., Case No. 17CV207054, was filed in the Superior Court of California for the County of Santa Clara. In May, the plaintiff filed an amended complaint. The complaint asserts claims for breach of fiduciary duty, purportedly on behalf of the Fund, against certain of the Fund’s then-current and former directors and officers. The complaint alleges that defendants failed to prevent and disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaint also asserts claims of insider trading, purportedly on behalf of the Fund, against certain defendants under California Corporations Code sections 25402 and 25403. The complaint also asserts direct claims, purportedly on behalf of then-current the Fund stockholders, against the individual defendants for breach of fiduciary duty relating to disclosures in the proxy statement relating to the Sale Transaction concerning the negotiation and approval of the Stock Purchase Agreement and against Verizon for aiding and abetting the individual defendants’ alleged breach of fiduciary duty. The complaint seeks class certification, unspecified damages, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. Multiple shareholder plaintiffs have filed stockholder derivative actions making similar claims, including: The LR Trust, et al. v. Marissa Mayer, et al., Case No. 17CV306525 (Cal. Sup. Ct.); Plumbers and Pipefitters National Pension Fund v. Marissa Mayer, et al., Case No. 17CV310992 (Cal. Sup. Ct.). On July 10, 2017, the Court issued an order consolidating these actions with the Spain action, and on August 3, 2017, the plaintiffs filed a consolidated complaint. In November 2017, the Court sustained Altaba’s demurrer and granted plaintiffs leave to file an amended complaint. On January 2, 2018 plaintiffs filed a second amended complaint.

A similar stockholder derivative action has also been filed in the Delaware Court of Chancery, captioned Oklahoma Firefighters Pension and Retirement System v. Eric Brandt, et al., Case No. 2017-0133-SG. In May, the Court issued an order staying this action in favor of the Spain action pending in California Superior Court for the County of Santa Clara.

In December 2017, the trustee for the noteholders for the Convertible Notes filed a complaint against the Fund in Delaware Chancery Court (The Bank of New York Mellon Trust Company, N.A. v. Altaba Inc., Case No. 2017-0880-JTL). The Complaint seeks a declaration that the June 2017 sale of Yahoo’s operating business to Verizon constituted a “Make-Whole Fundamental Change” and further seeks an order for specific performance to increase the Conversion Rate by 2.8076 shares per $1,000 principal amount of notes. On January 26, 2018 the Company filed a motion to dismiss the trustee’s complaint.

Note 8    Defined Contribution Plan

Altaba maintains a 401(k) plan for its full-time employees. The 401(k) plan allows employees of Altaba to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 percent to 100 percent of their annual eligible pretax compensation to the 401(k) plan. Altaba matches employee contributions 100 percent up to 6 percent of eligible pretax compensation deferred. Both employee and employer contributions vest immediately upon contributions. During 2017, Altaba’s contributions to the 401(k) plan amounted to approximately $75,000.

Note 9    Long-Term Incentive Plan

Long-Term Deferred Compensation Incentive Plan

The Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”) adopted at the 2017 Annual Meeting of Stockholders is intended to attract, retain and appropriately incentivize the Company’s executive officers and other key employees by providing them with grants of incentive cash awards and the non-employee members of the Board by providing them with the opportunity to defer director fees into a deferral account under the Plan, in each case, as determined by the Compensation Committee of the Board (the “Compensation Committee”) pursuant to the terms of the Plan. The Plan will be administered by the Compensation Committee. The value of these incentive awards and deferral accounts under the Plan will be determined based on measurement of the change in the Company’s trading discount relative to the pre-tax value of the Company’s net assets, as adjusted to eliminate any impact from share price movements of ordinary shares of Alibaba Group Holding Limited and shares of common stock of Yahoo Japan Corporation, against certain targeted performance levels established by the Compensation Committee, with resulting payout multipliers to be determined by the Compensation Committee.

Each incentive award generally vests over a three (3) year period, with 20%, 30% and 50% of the incentive award vesting on the first, second and third anniversaries of the vesting commencement date, respectively, provided that the participant remains continuously employed with the Company through each such vesting date, subject to such other vesting terms and conditions set forth in the Plan and the applicable award agreement. The amount of an incentive award that may become payable to a participant is subject to the achievement of a reduction in the Company’s trading discount (if any) as compared to the baseline level established by the Compensation Committee and resulting payout multipliers (as set forth in the award agreement underlying the incentive award) and which will be measured on the applicable vesting date, the date of the occurrence of a change in control or, in the case of a qualifying termination, the greater of the amount measured as of the date of termination or the first anniversary of such date of termination.

Assuming the maximum payout multiplier applicable to incentive awards, the maximum amount that may become payable to a participant in any fiscal year of the Company is $24 million and the maximum amount that may become payable with respect to all awards granted to participants under the Plan is $60 million. The Plan will provide for an award granted to the participant (“Incentive Award”) and a range of payments that each officer may receive based on attainment of the pre-established performance targets:

•	Mr. McInerney’s deferred compensation will have an Incentive Award of $6 million, which may result in payments of between $0 and $24 million;

•	Mr. Chong’s deferred compensation will have an Incentive Award of $3 million, which may result in payments of between $0 and $12 million;

•	Ms. Wellman’s deferred compensation will have an Incentive Award of $1.5 million, which may result in payments of between $0 and $6 million; and

•	Ms. Work’s deferred compensation will have an Incentive Award of $1 million, which may result in payments of between $0 and $4 million.

Incentive awards, to the extent vested, will generally be paid to the participant, on or within thirty (30) days following the earliest to occur; the first anniversary of each applicable vesting date, the date of the participant’s separation from service if deferred in accordance with the terms and conditions of the Plan, or immediately prior to a change in control. Under certain conditions, a participant may also be entitled to a catch-up payment if the participant is either employed with the Company as of a change in control or has experienced a qualifying termination within twelve (12) months prior to such change in control or, in the absence of a change in control, the fourth anniversary of the Plan’s effective date and each six-month anniversary thereafter (provided that the trading discount as of such applicable date results in a payout multiplier of at least (3.0), in each case, pursuant to the terms and conditions of the Plan and the applicable award agreement. A participant will also be entitled to receive interest credit (based on the applicable prime rate of interest reported in the Wall Street Journal as to the applicable vesting date, compounded monthly through the date of payment) on any incentive awards that are paid more than thirty (30) days following an applicable vesting date. Each participant may elect to defer payment of his or her incentive award, to the extent vested, to the occurrence of the participant’s separation from service in lieu of receiving payment on the first anniversary of each vesting date.

Each independent director who is designated as a participant by the Compensation Committee under the Plan shall be required to defer a portion of not less than 50% and up to 100% of his or her director fees payable in cash for services rendered by such director during the period commencing as of the date of deferral and ending on the date of the third anniversary of the first regularly scheduled annual meeting of the Company’s stockholders. The amount of director fees so deferred will be credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees. The participant will be fully vested in his or her deferral account. The value of the participant’s deferral account will be subject to increase or decrease based on the achievement of a reduction in the Company’s trading discount (if any) against certain targeted performance levels and resulting payout multipliers as established by the Compensation Committee and set forth in the deferral agreement entered into between the director and the Company and which will be determined by the Compensation Committee on the applicable payment date. Distribution of the participant’s deferral account, as adjusted pursuant to the terms and conditions of the Plan, will be made to the participant in a single lump sum cash payment upon the earlier to occur of (i) the participant’s separation from service for any reason or (ii) a change in control of the Company.

Incentive Awards granted under the Plan were intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended. On December 22, 2017, Congress enacted H.R. 1, colloquially referred to as the Tax Cuts and Jobs Act (“TCJA”), which significantly changes existing U.S. tax law. Under the TCJA, the exemption from the deduction limitation under Section l62(m) of the Internal Revenue Code for qualified performance-based compensation was eliminated for tax years beginning on and after January 1, 2018. However, payments which otherwise qualify as performance-based compensation and which are made pursuant to written binding contracts that were outstanding as of November 2, 2017 remain eligible for the exemption from Section 162(m). We intend to review and monitor guidance expected to be issued regarding the scope of this transition relief, and its impact on the deductibility of future payments under the Plan.

Under the Plan, the Incentive Award granted to the participants of the Plan who remains in continuous service with the Fund through the applicable vesting date, is assessed on each anniversary of the Vesting Commencement Date (June 13, 2017). The amount of an incentive award that may become payable to a participant is subject to the achievement of a reduction in the Fund’s trading discount (if any) and resulting payout multiplier and will be measured on the applicable vesting anniversary date. The Fund will assess the trading discount and payout multiplier on a quarterly basis of the Vesting period and record the applicable liability. As of December 31, 2017, no liability has been recorded.

Note 10    Income Taxes

The Fund is not eligible to be treated as a “regulated investment company” under the Code as a result of the Fund’s concentrated ownership of Alibaba shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains. The Fund will recognize tax expense on its taxable income and taxable gains on investments.

The Tax Cuts and Jobs Act (“TCJA”) significantly changes existing U.S. tax law and includes numerous provisions that will affect our business, such as imposing a one-time transition tax on the deemed repatriation of deferred foreign income, reducing the U.S. federal statutory corporate tax rate, and adopting a partial territorial tax system, among other changes. Refer to the notes below for further discussion.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of December 31, 2017 are as follows (in thousands):

Deferred income tax assets:
Net operating loss & tax credits carryforwards	$80,714
Capital loss carryforward	96,252
Other deferred tax assets	299,811

Total deferred income tax assets	476,777
Deferred income tax liabilities:
Unrealized investment gains	(15,692,493)
Other deferred tax liabilities	(44,507)

Deferred income tax liabilities	(15,737,000)

Net deferred income tax liabilities	$(15,260,223)

At December 31, 2017, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $117 million and $93 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2021. The Fund’s state research tax credit carryforward for income tax purposes is approximately $184 million and it can be carried forward indefinitely.

The Fund has a capital loss carryforward as of December 31, 2017 of $396 million. Capital losses may be carried forward for 5 years and, accordingly, will begin to expire December 31, 2022.

Pursuant to the Reorganization Agreement, Altaba is obligated to indemnify Oath Holdings, Inc. (formerly known as “Yahoo Holdings, Inc.”) for future utilization of certain deferred tax assets. Altaba has therefore recorded an indemnification liability to Yahoo Holdings, Inc. of $337 million in the consolidated statement of assets and liabilities.

The provision for income taxes is composed of the following (in thousands):

Current:
United States federal	$563,426
State	72,812

Total current provision for income taxes	636,239
Deferred:
United States federal	(6,481,385)
State	253,726

Total deferred benefit for income taxes	(6,227,660)

Total expense (benefit) for income taxes	$(5,591,421)

The income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period from June 16, 2017 through December 31, 2017 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 35 percent	$5,269,866	35.00%
State income taxes, net of federal benefit	208,170	1.38%
One-time toll tax	651,330	4.33%
One-time toll tax investment basis step-up	(1,512,188)	-10.04%
Federal deferred tax rate remeasurement	(10,127,446)	-67.26%
Other	(81,153)	-0.54%

Expense (benefit) for income taxes	$(5,591,421)	-37.14%

During the fourth quarter of 2017, we incurred a net benefit of $11 billion related to the TCJA, due to the impact of the change in tax rate of deferred tax assets and liabilities of $10.1 billion, a charge of $0.65 billion related to the one-time transition tax, and a benefit of $1.5 billion for a reduction to our deferred tax liability on unrealized gains in our investments for the tax basis step-up resulting from the one-time deemed repatriation.

The Fund recorded a $10.1 billion benefit for the remeasurement of deferred taxes, which was included in the provision for income taxes and deferred income taxes on its financial statements. The Fund remeasured its deferred taxes to reflect the reduced rate that will apply when these deferred taxes are settled or realized in future periods. The Fund has not yet completed its accounting for the measurement of deferred taxes. The remeasurement of deferred taxes included in the financial statements will be subject to further revisions if current estimates are different from actual future operating results.

The Fund recorded a $0.65 billion charge related to the one-time deemed repatriation, offset by a $1.5 billion benefit related to a tax basis step-up for its foreign investments as a result of the taxation of such foreign income. The transition tax was included in the provision for income taxes and income taxes payable on the financial statements. The Fund has not yet completed its accounting for the transition tax effects as the analysis of deferred foreign income is not complete. To calculate the transition tax, the Fund utilized publicly available information to estimate the foreign income subject to the tax and other items that affect the rate of tax, as additional information regarding such foreign income and other items is not yet available. Such foreign income and other items may become known as information is provided to the Fund by the issuers of the underlying investments.

As of December 31, 2017, the Fund has not completed its accounting for the tax effects of the TCJA, and recorded a provisional net benefit based on estimates. The provisional amounts are subject to revision as the Fund completes its analysis of the TCJA, collects and prepares necessary data, and interprets any additional guidance issued by the U.S. Treasury Department, Internal Revenue Service (“IRS”), and other standard-setting bodies. Adjustments may materially impact the Fund’s provision for income taxes and effective tax rate in the period in which the adjustments are made. The Fund anticipates its accounting for the tax effects of the TCJA will be completed in 2018.

The total amount of gross unrecognized tax benefits was $1.4 billion as of December 31, 2017, of which up to $0.9 billion would affect Altaba’s effective tax rate if realized. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the period from the Inception Date to December 31, 2017 is as follows (in thousands):

Unrecognized tax benefits balance at Inception Date	$1,062,507
Gross increase for tax positions of prior years	429
Gross decrease for tax positions of prior years	—
Gross increase for tax positions of current year	335,015
Settlements	(23,259)
Lapse of statute of limitations	(695)

Unrecognized tax benefits balance at December 31, 2017	$1,373,996

The balances are recorded on the Fund’s consolidated statement of assets and liabilities as follows (in thousands):

December 31, 2017
Total unrecognized tax benefits balance	$1,373,996
Amounts netted against related deferred tax assets	(197,592)

Unrecognized tax benefits recorded on consolidated statement of assets and liabilities	$1,176,404

As primary obligor, Altaba is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities in the consolidated statement of assets and liabilities. Pursuant to the Reorganization Agreement, Yahoo Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities. The Fund has therefore recorded an indemnification asset from Yahoo Holdings, Inc. of $410 million in other assets in the consolidated statement of assets and liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the consolidated statement of assets and liabilities as of December 31, 2017 was approximately $211 million of which $29 million is indemnified by Yahoo Holdings, Inc. pursuant to the Reorganization Agreement, whereby Yahoo Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

The Fund is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2015. As of the Inception Date, the Fund’s 2011 through 2015 U.S. federal income tax returns are currently under examination. The Fund has appealed the proposed California Franchise Tax Board’s adjustments to the 2005 through 2008 returns, but no conclusions have been reached to date. The Fund’s 2009 through 2010 California tax returns are currently under examination. The Fund’s 2011 through 2015 tax years remain subject to examination by the California Franchise Tax Board for California tax purposes. The Fund concluded several audits during the period in the following jurisdictions: New York State, New York City, New Jersey, and Arizona. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Fund believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Note 11    Agreements and Related Party Transactions

Advisory Agreements

The Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB” and, together with BlackRock, the “External Advisers”) as external investment advisers to manage the marketable debt securities portfolio. Each External Adviser manages approximately half of the marketable securities portfolio. The following guidelines apply to each External Adviser, individually, without reference to the portion of the marketable securities portfolio managed by the other.

The Fund pays BlackRock a monthly fee in arrears at an annual rate equal to 0.08% of the average daily net assets (as determined by BlackRock) of the first $250 million assets of the BlackRock Assets; 0.06% of the next $250 million; 0.04% of the next $250 million; and 0.02% of any assets above $750 million.

Pursuant to the investment advisory agreement with Morgan Stanley, the Fund pays Morgan Stanley compensation at an annual rate as follows based on the total amount of assets managed by Morgan Stanley:

MSSB Asset level under $750M	0.0700%
MSSB Asset level between $750M and $1B	0.0650%
MSSB Asset level between $1B and $1.5B	0.0575%
MSSB Asset level between $1.5B and $2B	0.0500%
MSSB Asset level between $2B and $2.5B	0.0450%
MSSB Asset level between $2.5B and $3B	0.0425%
MSSB Asset level between $3B and $3.5B	0.0400%
MSSB Asset level between $3.5B and $4B	0.0375%
MSSB Asset level over $4B	0.0350%

For example, if Morgan Stanley manages $3.2 billion of assets for the Fund, its annual fee rate would be 0.0400% for all of such assets.

Administration, Accounting & Custodian

The Fund has engaged U.S. Bancorp Fund Services, LLC (“USBFS”) to serve as the Fund’s administrator and fund accountant. The Fund has engaged U.S. Bank, N.A. (“U.S. Bank”) to serve as the Fund’s custodian. The fund pays a monthly fee computed at an annual rate of 0.004% on the first $20 billion of monthly average net assets, 0.003% on the next $20 billion and 0.00075% on the remaining balance of monthly average net assets, for the services provided by USBFS and U.S. Bank.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Yahoo Japan

The Fund has historically received an annual dividend from its investment in Yahoo Japan. As of December 31, 2017, there were no dividends receivable recorded on the consolidated statement of assets and liabilities.

Note 12    Purchases and Sales of Securities

Purchase and sales of investment securities, excluding short-term securities and U.S. government obligations, for the period from June 16, 2017 to December 31, 2017, totaled $375 million and $1.5 billion, respectively.

Note 13    Investment in Affiliates

If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period from June 16, 2017 to December 31, 2017 with affiliated companies:

	Alibaba Group Holding Limited	Yahoo Japan Corporation	Gomaji Corp., Ltd.	Hortonworks, Inc. - Common Shares	Hortonworks, Inc. - Common Warrants	Hortonworks, Inc. - Series A Stock Warrants
Balance of shares held at June 16, 2017	383,565,416	2,025,923,000	3,589,942	3,845,806	476,368	3,250,000
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Balance of shares held at December 31, 2017	383,565,416	2,025,923,000	3,589,942	3,845,806	476,368	3,250,000
Fair value as of December 31, 2017(2)	$66,138,185	$9,294,545	$4,612	$77,339	$7,044	$65,345
Change in unrealized appreciation (depreciation)(2)	$14,326,169	$619,584	$(6)	$28,613	$3,676	$24,167
Distributions(2)	$—	$—	$329	$—	$—	$—
Net realized gain (loss)(2)	$—	$—	$—	$—	$—	$—

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.

(2)	In thousands.

Excalibur IP, LLC
Balance of patents held and applications pending at June 16, 2017	3,599
Change in patents held	(12)
Balance of patents held and applications pending at December 31, 2017	3,587
Fair value as of December 31, 2017(2)	$665,000
Change in unrealized appreciation (depreciation)(2)	$—
Distributions(2)	$—
Net realized gain (loss)(2)	$—

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.

(2)	In thousands.

Note 14    Capital Share Transactions

The Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders.

On July 26, 2017, the Board of Directors of Altaba authorized a new share repurchase program (the “Share Repurchase Program”), pursuant to which the Fund may purchase up to $5 billion of its common stock. The Fund’s Share Repurchase Program used open market purchases. The July 26, 2017 Share Repurchase Program was exhausted during the fourth quarter of 2017.

As of December 31, 2017, there were 5 billion shares of $0.001 par value common stock authorized, 824,921,315 shares issued and outstanding. During the period from June 16, 2017 to December 31, 2017 the Fund issued approximately 4.1 million shares related to option exercises and restricted stock unit releases and repurchased approximately 138.4 million shares. Of the 138.4 million shares repurchased, approximately 64.5 million shares of its common stock were repurchased at an average premium of 1.66% of net asset value for an aggregate purchase price of approximately $3.4 billion, was pursuant to a self-tender offer that expired on June 16, 2017 and 73.9 million shares of its common stock were repurchased at an average weighted premium of 13.48% of net asset value for an aggregate purchase price of $5 billion, was pursuant to the Share Repurchase Program.

Note 15    Distributions

The Fund currently intends to return substantially all of its cash to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its obligations to creditors and for operating expenses. The timing and method of any return of capital will be determined by the Board. Stock repurchases will take place in the open market, including under Rule 10b5-1 plans or tender offers. The Fund currently anticipates that the amount of cash to be retained by the Fund will be at least $1.4 billion, which currently is the minimum amount necessary to satisfy the Fund’s obligations under the Convertible Notes. However, the Fund’s obligations to creditors and working capital requirements may vary over time and may be materially greater than such amount, depending upon, among other factors, the cost of cash-settling any conversion obligations under the Convertible Senior Notes, the Fund’s potential obligations with respect to the other liabilities, the Fund’s use of leverage, and whether the income from the Fund’s investments is sufficient to cover its expenses.

Note 16    Principal Risks

You should consider the following risk factors associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.

Risks Related to Alibaba

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares. Alibaba is an online and mobile commerce company. As of the December 31, 2017, the Fund’s Alibaba shares represented approximately 81% of the Fund’s total assets. The Alibaba shares are a significant portion of the Fund’s assets. The Fund currently intends to continue to hold a substantial portion of its total assets in the form of Alibaba shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares, which in turn will be affected by Alibaba’s business, management, results of operations, and financial condition.

The trading price of Alibaba shares has been and is likely to continue to be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Alibaba ADS between December 31, 2016 and December 31, 2017 were $191.19 and $88.60, respectively. In addition, the performance and fluctuation of the market prices of other companies with business operations located mainly in the PRC that have listed their securities in the United States may affect the volatility in the price of and trading volumes for Alibaba shares. Some of these companies have experienced significant volatility, including significant price declines after their initial public offerings. The trading performances of these PRC companies’ securities at the time of or after their offerings may affect the overall investor sentiment towards other PRC companies listed in the United States and consequently may impact the trading performance of Alibaba shares.

In addition to market and industry factors, the price and trading volume for the Alibaba shares may be highly volatile for specific business reasons, including: (i) variations in Alibaba’s results of operations; (ii) announcements about Alibaba’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Alibaba or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures, or capital commitments; (vi) press and other reports, whether or not true, about Alibaba’s business; (vii) negative reports published by short sellers, regardless of their veracity or materiality to Alibaba’s business; (viii) litigation and regulatory allegations or actions or negative reports or publicity against

Alibaba, regardless of their veracity or materiality to Alibaba; (ix) changes in pricing made by Alibaba or its competitors; (x) conditions in the online retail market; (xi) additions to or departures of Alibaba management; (xii) fluctuations of exchange rates between the Renminbi and the U.S. dollar; (xiii) release or expiry of any transfer restrictions on outstanding Alibaba shares; (xiv) sales or perceived potential sales or other disposition of existing or additional Alibaba shares or other equity or equity-linked securities, including by Alibaba’s principal shareholders, directors, officers, and other affiliates; (xv) the creation of vehicles that hold Alibaba shares; (xvi) actual or perceived general economic and business conditions and trends in the PRC and globally; and (xvii) changes or developments in the PRC or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Alibaba shares. Alibaba primarily derives its revenue from online marketing services, commissions based on transaction value derived from certain of its marketplaces, fees from the sale of memberships on its wholesale marketplaces, and cloud service fees. Alibaba’s future revenue growth depends on its ability to expand into new geographic regions and grow its other businesses. Alibaba faces risks associated with expanding into sectors or geographies in which it has limited or no experience. In addition, Alibaba’s revenue growth may slow or decline for other reasons, including decreasing consumer spending, increasing competition and slowing growth of the PRC retail or PRC online retail industry and changes in government policies or general economic conditions.

In addition, the stock market has from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies and industries. These fluctuations may include a so-called “bubble market” in which investors temporarily raise the price of the stocks of companies in certain industries, such as the ecommerce industry, to unsustainable levels. These market fluctuations may significantly affect the trading price of Alibaba shares. In the past, following periods of volatility in the market price of a company’s securities, shareholders have often instituted securities class action litigation against that company. Alibaba has been named as a defendant in certain purported shareholder class action lawsuits. The litigation process may utilize a material portion of Alibaba’s cash resources and divert Alibaba management’s attention from the day-to-day operations of the company, all of which could harm Alibaba’s business. If adversely determined, the class action suits may have a material adverse effect on its business, financial condition, and results of operations.

Alibaba faces increasingly intense competition, mainly from Chinese and global Internet companies as well as certain offline retailers and e-commerce players, including those that specialize in a limited number of product categories. In addition, Alibaba faces increasing competition in the diversified mobile commerce industry for mobile users in the PRC from established as well as emerging mobile commerce platforms. If Alibaba is not able to compete effectively, the gross merchandise volume transacted on Alibaba’s marketplaces and the users and activity levels on its platforms may decrease significantly, which could materially and adversely affect Alibaba’s business, financial condition, and results of operations as well as its brand. The Internet industry is characterized by rapidly changing technology, evolving industry standards, new mobile apps, protocols and technologies, new service and product introductions, new media and entertainment content, and changing customer demands. Furthermore, Alibaba’s competitors are constantly developing innovations in Internet search, online marketing, communications, social networking, entertainment, and other services, on both mobile devices and personal computers, to enhance users’ online experience. Alibaba’s failure to innovate and adapt to these changes would have a material adverse effect on its business, financial condition, and results of operations.

Alibaba files with the SEC reports containing financial and other material information about its business and risks relating to its business. You are encouraged to review the information set forth in Alibaba’s registration statements on Form F-1 and Form F-4 and annual reports on Form 20-F for additional information about Alibaba’s business, management, results of operations, financial condition, and risks. You should also review Alibaba’s press releases and reports filed with the SEC on Form 6-K. This information may be obtained at the SEC’s website at:

https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001577552&owner=exclude&count=40.

You should review information filed by Alibaba with the SEC because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Alibaba shares. All information with respect to Alibaba in this registration statement is derived from Alibaba’s public filings with the SEC. Such information is provided for informational purposes only and Yahoo makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Alibaba Partnership, Alibaba’s voting agreements with certain of its shareholders, and SoftBank’s investment in Alibaba will limit the Fund’s ability to influence the nomination and election of Alibaba directors.

The Alibaba partnership, comprised of certain management members of Alibaba, Zhejiang Ant Small and Micro Financial Services Group Co., Ltd., and Zhejiang Cainiao Supply Chain Management Co. Ltd. (the “Alibaba Partnership”), has the ability, under Alibaba’s articles of association, to nominate or, in limited situations, appoint, a simple majority of Alibaba’s board of directors. If at any time Alibaba’s board of directors consists of fewer than a simple majority of directors nominated or appointed by the Alibaba Partnership for any reason, including because a director previously nominated by the Alibaba Partnership ceases to be a member of Alibaba’s board of directors or because the Alibaba Partnership had previously not exercised its right to nominate or appoint a simple majority of Alibaba’s board of directors, the Alibaba Partnership will be entitled (in its sole discretion) to nominate or appoint such number of additional directors to the board as necessary to ensure that the directors nominated or appointed by the Alibaba Partnership comprise a simple majority of Alibaba’s board of directors.

Alibaba, Yahoo, and SoftBank entered into a voting agreement pursuant to which SoftBank, Yahoo, Jack Ma, and Joe Tsai agreed to vote their shares in favor of the Alibaba Partnership director nominees at each annual general stockholders meeting, so long as SoftBank owns at least 15 percent of Alibaba’s outstanding ordinary shares. As of December 31, 2017, SoftBank owned approximately 29.17 percent of the Alibaba shares based on publicly available filings with the SEC. Furthermore, the voting agreement provides that SoftBank has the right to nominate one director to the board of Alibaba until SoftBank owns less than 15 percent of Alibaba’s outstanding ordinary shares. In addition, pursuant to the voting agreement, Yahoo, Jack Ma, and Joe Tsai have agreed to vote their shares (including shares for which they have voting power) in favor of the election of the SoftBank director nominee at each annual general shareholders meeting in which the SoftBank nominee stands for election. Moreover, subject to certain exceptions, pursuant to the voting agreement SoftBank and Yahoo have agreed to give Jack Ma and Joe Tsai a proxy over, with respect to SoftBank, any portion of its shareholdings exceeding 30 percent of Alibaba’s outstanding shares and, with respect to Yahoo, all of its shareholdings up to a maximum of 121.5 million of Alibaba’s ordinary shares. These proxies will remain in effect until Jack Ma owns less than 1 percent of Alibaba’s ordinary shares on a fully diluted basis or Alibaba materially breaches the voting agreement. The Fund remains a party to, and is subject to all of Yahoo’s obligations under, the voting agreement.

This governance structure and contractual arrangement limit the ability of the Fund to influence Alibaba corporate matters, including any matters determined at the board level. In addition, the nomination right granted to the Alibaba Partnership will remain in place for the life of the Alibaba Partnership unless its articles of association are amended to provide otherwise by a vote of shareholders representing at least 95% of shares that vote at a shareholders meeting. The nomination rights of the Alibaba Partnership will remain in place notwithstanding a change of control or merger of Alibaba and, for so long as SoftBank and Yahoo remain substantial shareholders, it is expected that the Alibaba Partnership nominees will receive a majority of votes cast at any meeting for the election of directors and will be elected as directors. These provisions and agreements could have the effect of delaying, preventing or deterring a change in control and could limit the opportunity of the Fund to receive a premium for its Alibaba shares. As of the date of this annual report, the parties to the voting agreement and the partners of the Alibaba Partnership held in the aggregate more than 50% of Alibaba’s outstanding ordinary shares (including unvested shares and shares underlying vested and unvested awards).

As a result of the foregoing nomination and voting arrangements, the Fund’s ability to affect the management of Alibaba through election of directors to Alibaba’s board of directors will be substantially limited.

The Fund’s investment performance may be materially and adversely affected by economic conditions in the PRC as well as globally.

A significant portion of the Fund’s assets consists of Alibaba shares. Alibaba has significant operations in the PRC. As a result, the Fund’s investment performance and net income are impacted to a significant extent by economic, political and legal developments in the PRC.

Chinese equities and many American Depositary Shares issued by companies that primarily operate in the PRC, including Alibaba, have experienced increased volatility over the past few years. Although the PRC government has taken steps to seek to stabilize the PRC equity markets, it is uncertain what effect such measures will have, if any, on the PRC equity markets or on the price of American Depositary Shares issued by companies that primarily operate in the PRC. Continued price drops in the PRC equity markets and any related price drops of American Depositary Shares issued by companies that primarily operate in the PRC may adversely affect the Fund’s investment performance and the market price of the Fund’s common stock.

The PRC government has in recent years implemented a number of measures to control the rate of economic growth, including by raising interest rates and adjusting deposit reserve ratios for commercial banks, as well as by implementing other measures designed to tighten credit and liquidity and regulate its securities market. These measures have contributed to a slowdown of the PRC economy. While the PRC government started easing its monetary policy a few years ago, there have been signs of a continuing economic slowdown in the PRC. Any continuing or worsening slowdown could significantly reduce domestic commerce in the PRC, including business activities conducted through the Internet generally and within the online services and e-commerce industry in which the Fund’s investments are concentrated. An economic downturn, whether actual or perceived, a further decrease in economic growth rates, or an otherwise uncertain economic outlook in the PRC or any other market could have a material adverse effect on the Fund’s investment performance and financial condition.

The PRC economy differs from the economies of most developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange, and allocation of resources. Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over the PRC’s economic growth by allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, regulating financial services and institutions, and providing preferential treatment to particular industries or companies.

While the PRC economy has experienced significant growth in the past three decades, growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall PRC economy, but may also have a negative effect on the Fund. The Fund’s financial condition and results of operation could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Alibaba. In addition, the PRC government has implemented in the past certain measures, including interest rate increases, to control the pace of economic growth. These measures may cause decreased economic activity. While the PRC government maintained its expansionary monetary policy in 2016, there have been signs of continuing economic slowdown in China. Any prolonged slowdown in the Chinese economy could lead to a reduction in demand for Alibaba’s services and consequently have a material adverse effect on Alibaba’s businesses, financial condition and results of operations.

If the PRC government deems that Alibaba’s contractual arrangements in relation to variable interest entities owned by PRC citizens and through which Alibaba conducts its business in the PRC do not comply with PRC government restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, Alibaba’s business and results of operations may be impacted, which in turn may adversely affect the Fund’s investment performance.

Foreign ownership of certain types of Internet businesses in the PRC, such as Internet information services, is subject to restrictions under applicable PRC laws, rules, and regulations and foreign investors are generally not permitted to own more than 50 percent of the equity interests in a value-added telecommunication service provider. Any foreign investor must also have experience and a good track record in providing value-added telecommunications services overseas. Although according to the Notice on Lifting the Restriction to Foreign Shareholding Percentage in Online Data Processing and Transaction Processing Business (Operational Ecommerce) promulgated by the PRC’s Ministry of Industry and Information Technology on June 19, 2015, foreign investors are allowed to hold up to 100% of all equity interests in the online data processing and transaction processing business (operational e-commerce) in China, other requirements provided by the Foreign Investment Telecommunications Rules (such as the track record and experience requirement for a major foreign investor) still apply. It is unclear how this notice will be implemented and there exist high uncertainties with respect to its interpretation and implementation by authorities.

Alibaba provides Internet information services in the PRC through a number of PRC incorporated variable interest entities (“VIEs”), which are owned by PRC citizens who are Alibaba’s founders or senior employees or by PRC entities owned by such PRC citizens, and who have contractual arrangements with Alibaba. These contractual arrangements give Alibaba effective control over each of the VIEs enabling it to obtain substantially all of the economic benefits arising from the VIEs and consolidate the financial results of the VIEs in its results of operations. Although the VIE structure adopted by Alibaba is consistent with longstanding industry practice, and is commonly adopted by comparable companies in the PRC, the PRC government may not agree that these arrangements comply with PRC licensing, registration, or other regulatory requirements, with existing policies, or with requirements or policies that may be adopted in the future.

In January 2015, the Ministry of Commerce of the PRC published a discussion draft of the proposed Foreign Investment Law (the “Discussion Draft”), which aims to, upon its enactment, replace the existing laws regulating foreign investment in the PRC. While the Ministry of Commerce of the PRC completed the solicitation of the comments on the Discussion Draft in February 2015, there are still substantial uncertainties with respect to its enactment timetable. The Discussion Draft, if enacted as proposed, may impact the viability of Alibaba’s current corporate structure, corporate governance, and business operations. There are substantial uncertainties with regard to the interpretation and application of the Discussion Draft, once enacted, and to current PRC laws, rules, and regulations. If Alibaba or any of its VIEs are found to be in violation of any existing or future PRC laws, rules, or regulations, or fail to obtain or maintain any of the required permits or approvals, or fulfill any reporting obligations, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including revoking the business and operating licenses of Alibaba’s PRC subsidiaries or its VIEs, requiring Alibaba to discontinue or restrict its operations, restricting Alibaba’s right to collect revenue, blocking one or more of Alibaba’s websites, requiring Alibaba to restructure its operations or taking other regulatory or enforcement actions against Alibaba. The imposition of any of these measures could result in a material adverse effect on Alibaba’s ability to conduct all or any portion of its business operations. Any of these events could have a material adverse effect on the business, financial condition, and results of operations of Alibaba, and in turn, the Fund’s investment performance.

There are uncertainties regarding the interpretation and enforcement of PRC laws, rules, and regulations.

Most of Alibaba’s operations are conducted in the PRC and are governed by the PRC laws, rules, and regulations. Alibaba’s PRC subsidiaries are subject to laws, rules, and regulations applicable to foreign investment in the PRC. The PRC legal system is a civil law system based on written statutes. Prior court decisions may be cited for reference but, unlike the common law system, they have limited precedential value.

In 1979, the PRC government began to promulgate a comprehensive system of laws, rules, and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investment in the PRC. However, the PRC has not developed a fully integrated legal system, and recently enacted laws, rules, and regulations may not sufficiently cover all aspects of economic activities in the PRC, or may be subject to significant degrees of interpretation by PRC regulatory agencies. In particular, because these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and their nonbinding nature, and because the laws, rules, and regulations often give the relevant regulator significant discretion in how to enforce them, the interpretation and enforcement of these laws, rules, and regulations involve uncertainties, and can be inconsistent and unpredictable. Therefore, it is possible that Alibaba’s existing operations may be found not to be in full compliance with relevant laws and regulations in the future. In addition, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all, and which may have a retroactive effect. As a result, Alibaba may not be aware of any violation of these policies and rules until sometime after the occurrence of the violation.

Any administrative and court proceedings in the PRC may be protracted, resulting in substantial costs and diversion of resources and management attention. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection Alibaba enjoys than in more developed legal systems. These uncertainties may impede Alibaba’s ability to enforce the contracts it has entered into, and could materially and adversely affect the performance of the Fund’s investments.

Risks Related to Yahoo Japan

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares and the Yen/USD foreign exchange rate.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares. The equity valuation of the Fund’s investment in Yahoo Japan and the dividends the Fund receives from Yahoo Japan may be impacted due to fluctuations in the Yen/USD foreign exchange rate. The Japanese yen has shown volatility in the past and may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Yahoo Japan provides a wide range of online services to Internet users in Japan, from search and information listing to community and e-commerce. As of December 31, 2017, the Fund’s Yahoo Japan shares would have represented approximately 11 percent of the value of the Fund’s total assets based on the Yen/USD foreign exchange rate on such date. The Yahoo Japan shares are a significant portion of the Fund’s assets. While the Fund currently intends to seek to sell the Yahoo Japan shares over time, in the near term it will likely continue to hold a substantial portion of its total assets in the Yahoo Japan shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares, which in turn will be affected by Yahoo Japan’s business, management, results of operations, and financial condition. You are encouraged to review the risk factors affecting the businesses and operations of Yahoo Japan available on the Yahoo Japan Website at http://ir.yahoo.co.jp/en/policy/risk.html.

The trading price of Yahoo Japan shares can be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Yahoo Japan shares between December 31, 2016 and December 31, 2017 were ¥556 and ¥452, respectively. Yahoo Japan shares are listed on the Tokyo Stock Exchange, which means the investment performance of Yahoo Japan shares are impacted by fluctuations in the Japanese equity market. In addition to market and industry factors, the price and trading volume for the Yahoo Japan shares may be volatile for specific business reasons, including: (i) variations in Yahoo Japan’s results of operations; (ii) announcements about Yahoo Japan’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Yahoo Japan or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures or capital commitments; (vi) press reports, whether or not true, about Yahoo Japan’s business; (vii) regulatory allegations or actions or negative reports or publicity against Yahoo Japan, regardless of their veracity or materiality to Yahoo Japan; (viii) changes in pricing made by Yahoo Japan or its competitors; (ix) conditions in the online retail market; (x) additions to or departures of Yahoo Japan management; (xi) fluctuations of exchange rates between the Japanese yen and the U.S. dollar; (xii) actual or perceived general economic and business conditions and trends in Japan and globally; and (xiii) changes or developments in Japan or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Yahoo Japan shares.

Yahoo Japan generates a significant amount of its revenue from its advertising-related and e-commerce businesses, which may be hindered by such factors as a slow growth in the Internet advertising market, a decrease in advertising expenditures (which could result from macroeconomic trends, changing user behavior or trends in advertising budget allocations), Yahoo Japan’s failure to obtain a significant share of the mobile advertising market, or a slowdown in the growth rate of users of member services or fee-based services, each of which could negatively impact Yahoo Japan’s advertising revenues and business performance.

Yahoo Japan operates in an intensely competitive and technology-based Internet market that is subject to rapid changes, including changes in laws and the regulatory environment and the risk of consumer lawsuits or lawsuits alleging intellectual property infringements. It faces competition from companies that are in the business of mobile operating system development, Internet advertising, and e-commerce. Competitors include companies such as Rakuten, Google and Microsoft. The Internet sector is characterized by fast technological changes, evolving industry standards, changing market conditions, and frequent new product and service introductions and enhancements. The introduction of services using new technologies or the adoption of new industry standards can make the existing products or services under development obsolete or unmarketable. In order to compete effectively, Yahoo Japan must continually adapt to a rapidly changing business environment and introduce new products and services that achieve market acceptance. If Yahoo Japan’s services become obsolete or it is slow to implement new technologies, then it could suffer a decline in competiveness against its competitors. There can be no assurance that Yahoo Japan can maintain its market position in the Japanese Internet market, and the failure to so maintain its position could have a negative impact on its business performance. Yahoo Japan also relies on Google to provide search engine and advertisement services tied to web searches, which agreement expires March 31, 2019. Changes in this relationship, any relationship with any significant shareholder or other business partner, or any business strategies of such shareholders or partners could adversely affect Yahoo Japan’s businesses and services.

You are encouraged to review the information set forth on the Yahoo Japan Website for additional information about Yahoo Japan’s business, management, results of operations, financial condition, and risks. This information may be obtained on the Yahoo Japan Website on the Investor Relations page at http://ir.yahoo.co.jp/en/. You should also review Yahoo Japan’s English language press releases available on the Yahoo Japan Website on the Press Releases page a t http://pr.yahoo.co.jp/en/. You should review information made available by Yahoo Japan because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Yahoo Japan shares. All information with respect to Yahoo Japan in this registration statement is derived from information available on the Yahoo Japan Website. Such information is provided for informational purposes only and Yahoo makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Fund’s investment performance may be materially and adversely affected by economic conditions in Japan as well as globally.

A significant portion of the Fund’s assets consists of Yahoo Japan shares. Yahoo Japan has significant operations in Japan. As a result, the Fund’s investment performance and net income are impacted to a significant extent by economic and operating conditions in Japan.

The Japanese economy has only recently emerged from a prolonged economic downturn. Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases, and budget deficits. In the past, at times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. The foregoing factors, as well as other political, social, regulatory, economic, or environmental events that occur in Japan, including changes in domestic consumption, increases in government debt, and changes to fiscal, monetary, or trade policies, may affect Japanese markets and adversely affect the Fund’s investment performance.

Japan’s international trade has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic, political, or social instability of these countries (whether resulting from local or global events). Japan’s important trade partners include the United States, the PRC, and certain countries in Southeast Asia, and such trade can be affected by conditions in these other countries and currency fluctuations.

Despite a deepening in the economic relationship between Japan and the PRC, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect Japan’s economy, especially the export sector, and destabilize the region as a whole.

Japan’s decline in productivity due to a population decrease, aging society, and stagnant investment due to the population decrease as well as uncertainty regarding reform efforts and their successful implementation could materially and adversely affect the Fund’s investment performance.

Some of Japan’s economic reform and trade liberalization measures may benefit the overall economy of Japan, but may also have a negative effect on the Fund. The Fund’s investment performance could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Yahoo Japan.

Shareholder rights under Japanese law may be more limited than shareholder rights under the laws of the United States.

Yahoo Japan is regulated by, among other rules and regulations, the Companies Act (Act No. 86 of July 26, 2005) which governs its corporate affairs. Legal principles relating to the operation of Yahoo Japan, including as to matters such as the validity of corporate procedures, directors’ and officers’ fiduciary duties, and shareholders’ rights may be different from those that apply to U.S. companies. Shareholder rights under Japanese law may not be as extensive as shareholders’ rights under the laws of the United States. In addition, Japanese courts may not be willing to enforce liabilities against Yahoo Japan in actions brought in Japan that are based upon the securities laws of the United States or any U.S. state.

Risks Related to the Fund’s Operations as an Investment Company

Investments in the Fund may perform poorly and could result in your entire investment being lost.

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire amount that you invest. At any point in time, your shares of the Fund’s common stock may be worth less than your original investment. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund’s common stock should not be considered a complete investment program.

An investment in the Fund’s common stock should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objective and policies, as well as the stockholder’s other investments when considering an investment in the Fund.

The Fund’s investments in equity securities are volatile.

Stock markets are volatile, and the prices of equity securities, such as the Alibaba shares and the Yahoo Japan shares, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although over many historical periods common stocks have generated higher average total returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of such equity securities. Equity securities may also decline due to factors affecting the issuer’s industry. The value of the equity securities held by the Fund, such as the Alibaba shares and the Yahoo Japan shares, may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets, and reduced demand for its goods and services, or when political or economic events affecting the issuer occur. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of the issuer’s shares. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market. Stock markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies and industries. These fluctuations may include a so-called “bubble market” in which investors temporarily raise the price of the stocks of companies in certain industries, such as the e-commerce industry, to unsustainable levels. These market fluctuations may significantly affect the trading price of the Fund’s investments, including the Fund’s Alibaba shares and Yahoo Japan shares. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and issuers’ borrowing costs increase. Equity securities are structurally subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of the issuer.

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its direct and indirect interests in the Alibaba shares, the Yahoo Japan shares, the Minority Investments, the Marketable Debt Securities Portfolio, and the Excalibur IP Assets. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include:

•	available cash balances, including interest income from the Marketable Debt Securities Portfolio;

•	any dividends the Fund may receive from its investment in the Alibaba shares (although Alibaba does not currently pay dividends on Alibaba shares) or the Yahoo Japan shares;

•	income from the monetization and licensing of the Excalibur IP Assets;

•	amounts the Fund is able to borrow;

•	income the Fund may be able to earn from lending its portfolio securities; and

•	proceeds from any asset sales, net of taxes.

Prior to the date of this Annual Report, Alibaba has not paid dividends on Alibaba shares and has stated that it does not currently intend to pay dividends on Alibaba shares. Yahoo Japan declared a year-end cash dividend of ¥8.86 or approximately $0.08 (based on the Yen/USD foreign exchange rate as of March 31, 2017 per Yahoo Japan Share for the fiscal year ended March 2017 (which resulted in a dividend of approximately $151,865,000 (net of withholding tax) being paid to Yahoo in 2017) and has publicly stated that it intends to maintain its annual per-share dividends at this level until March 2019. No assurance can be given that Yahoo Japan will maintain its current annual per share cash dividend for any future fiscal years. From June 16, 2017 through December 31, 2017, the Marketable Debt Securities Portfolio generated approximately $54 million of income for Altaba. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund, particularly if all or a portion of the Marketable Debt Securities Portfolio is monetized to fund repurchases of the Fund’s common stock.

The Fund may not be able generate income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells Alibaba shares, Yahoo Japan shares, Minority Investments, the Marketable Debt Securities Portfolio, or Excalibur IP Assets, which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of borrowed money could result in greater volatility and losses.

The Fund currently has $1.4 billion in principal amount of Convertible Notes outstanding. The Fund also may enter into leverage transactions (i) to fund working capital and pay other expenses of the Fund, (ii) to repurchase shares of its common stock and pay dividends to its stockholders, and (iii) to seek to enhance returns or to diversify its portfolio, in each case if and to the extent authorized by the Board from time to time. As a result, the net asset value and market value of its common stock may be more volatile. Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s common stock. Therefore, if the market value of the Fund’s portfolio declines, the borrowing will result in a greater decrease in net asset value to the holders of the Fund’s common stock than if the Fund had not borrowed money. This net asset value decrease may cause a greater decline in the market price of the Fund’s common stock. In extreme cases, the Fund might be in danger of failing to maintain the 300 percent asset coverage required by the 1940 Act. In such an event, the Fund might liquidate investments in order to repay all or a portion of the money it had borrowed. The Fund would be required to pay taxes on any gains realized in connection with any sale of its assets to repay its borrowings. A sale of Alibaba shares, Yahoo Japan shares, Marketable Debt Securities Portfolio, Minority Investments or Excalibur IP Assets at times when the value of such assets has declined would be disadvantageous to the Fund.

Lending the Fund’s securities to third parties may cause losses.

The Fund may lend its Eligible Portfolio Securities to banks or dealers which meet the creditworthiness standards established by the Board from time to time. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund, and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned, or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its own officers and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officers under the supervision of the Board and does not currently intend to depend on a third-party investment adviser, except that the Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officers and employees. The Fund depends upon the members of its senior management for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio. If the Fund loses the services of any senior management members the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by the External Advisers, who, in doing so, apply the investment guidelines described above under “Investment Guidelines for the Marketable Debt Securities Portfolio.” There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisers, will be successful. The External Advisers’ investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of External Advisers in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisers may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisers will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring the External Advisers to manage the Marketable Debt Securities Portfolio, the Fund is subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by the External Advisers. The External Advisers apply investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Advisers, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Advisers are operating with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Advisers, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund monitors the activities of the External

Advisers, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Advisers. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio.

The Fund and its service providers, including the External Advisers, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by one or more of the External Advisers, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by employees of the Fund, one or more of the External Advisers or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

As a non-diversified investment company, the Fund’s investment performance is at risk from fluctuations in Alibaba’s and Yahoo Japan’s performance.

The Fund is a non-diversified investment company under the 1940 Act. As a result, there are no regulatory requirements under the 1940 Act that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer and the Fund’s assets are primarily invested in Alibaba and Yahoo Japan. As a consequence, the aggregate returns the Fund realizes may be adversely affected if its investment in Alibaba or its investment in Yahoo Japan performs poorly. To the extent that the Fund’s investments in Alibaba and/or Yahoo Japan remain a large portion of its assets, the Fund’s returns may fluctuate as a result of any single economic, political, or regulatory occurrence affecting, or in the market’s assessment of, Alibaba or Yahoo Japan to a greater extent than those of a diversified investment company.

The Fund’s ability to sell or otherwise dispose of the Alibaba shares, Yahoo Japan shares, and Minority Investments is limited by certain factors.

Factors limiting the Fund’s ability to dispose of its assets include:

•

the size of the Fund’s stake in each of Alibaba and Yahoo Japan relative to the average trading volumes for Alibaba shares and Yahoo Japan shares may make it more difficult for the Fund to sell large quantities of Alibaba shares and Yahoo Japan shares in a short period of time or at prices at which the Fund carries such shares on its books for purposes of calculating the Fund’s net asset value;

•

the Fund would still likely be required to pay significant capital gains tax if it sold or otherwise disposed of its Alibaba shares or Yahoo Japan shares even with the increase in tax basis in its Alibaba shares and Yahoo Japan shares as a result of the deemed dividend repatriation required by TCJA; and

•

restrictions under securities laws on the Fund’s ability to dispose of Yahoo Japan shares when it is, or is deemed to be, in possession of material non-public information regarding Yahoo Japan, due to its representatives serving on the board of directors of Yahoo Japan.

The Fund’s ability to sell its Alibaba shares is subject to certain restrictions under a registration rights agreement with Alibaba, Jack Ma, Joe Tsai, SoftBank and certain of their affiliates. Under the registration rights agreement, the Fund generally can sell or otherwise dispose of its Alibaba shares without limitation or restriction provided the sale or disposition is effected through one or more private sales not executed or recorded on a public exchange or quotation service (“Off-Exchange Sales”).

Under the registration rights agreement, the Fund can sell an unlimited amount of Alibaba shares in one or more transactions executed or recorded on a public exchange or quotation service within a 90-day period. However, if the Fund sells or otherwise disposes of more than $1 billion of Alibaba shares in one or more transactions executed or recorded on a public exchange or quotation service within a 90-day period (a “Large Resale”), then it can sell only up to $1 billion of Alibaba shares (excluding Off-Exchange Sales) in each of the next two 90-day periods. The Fund also is restricted in its ability to sell shares in public block trades (other than Off-Exchange Sales) in excess of certain threshold amounts or, unless it obtains permission from Alibaba, at a price less than 92% of the most recent prior closing price per Alibaba share on the New York Stock Exchange. If the Fund executes a Large Resale or a public block trade or requests Alibaba’s assistance in marketing the sale of Alibaba shares owned by the Fund in accordance with the terms of the registration rights agreement, then the Fund cannot execute another Large Resale or public block trade or request Alibaba’s assistance in marketing another sale of Alibaba shares during the 180-day period following such transaction, subject to a limited exception for sales pursuant to Rule 10b5-1 plans.

Additionally, if Alibaba initiates an underwritten offering of its shares and if Alibaba or the underwriters participating in such offering request that the Fund enter into a lock-up agreement to not dispose of its Alibaba shares for a period of up to 180 days, then the registration rights agreement requires the Fund to enter into such a lock up agreement to the extent that Alibaba and certain management members of Alibaba are similarly bound.

The Fund’s ability to sell its Yahoo Japan shares is subject to the joint venture agreement between Yahoo and SoftBank. Under the joint venture agreement, each party is required to give the other party 20 days prior written notice of its intention to sell Yahoo Japan shares. In addition, before either party can sell Yahoo Japan shares to a third party (including open-market sales), the selling party must provide the non-selling party with a right of first refusal to purchase such shares on the same terms and conditions being offered to the third party. If the non-selling party declines to purchase the selling party’s Yahoo Japan shares, the non-selling party has the right to participate in the sale of the Yahoo Japan shares by the selling party on a pro rata basis. Without the prior consent of SoftBank, the Fund may not (i) directly or indirectly sell, assign, transfer or otherwise dispose of, or pledge or otherwise encumber, any Yahoo Japan shares except, for so long as Yahoo Japan’s shares are publicly traded, for sales in the open market to the extend permitted by applicable law or (ii) purchase additional shares of Yahoo Japan on the open market from any third party. There is no assurance that the Fund’s obligations under its agreement with SoftBank or Japanese law will not adversely affect the Fund’s ability to sell its Yahoo Japan shares or obtain the market price for such shares.

In addition, under the terms of the Stock Purchase Agreement, the Fund may not, without Verizon’s consent, to the extent within the Fund’s control, and except as may result in a violation by the Fund or any of its directors, officers, or employees of applicable law (including fiduciary duties) sell its shares in Yahoo Japan or consent to an acquisition of Yahoo Japan or all or substantially all of Yahoo Japan’s assets if such action would reasonably be expected to cause the termination of, or give Yahoo Japan the right to terminate, the license agreement between Yahoo Japan and Yahoo, although the Fund does not believe this provision meaningfully restricts its ability to sell Yahoo Japan shares.

There is no assurance that the Fund’s obligations under the registration rights agreement or the joint venture agreement will not adversely affect the Fund’s ability to sell Alibaba shares or Yahoo Japan shares, respectively, at a time it desires to do so or that they will not adversely affect the price at which the Fund can sell such shares.

The Fund’s investments are concentrated in the online services and e-commerce industry, and risks associated with this industry may adversely affect the Fund’s investments.

The Fund’s investments are concentrated in the online services and e-commerce industry. Because the Fund is focused in a specific industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the online services and e-commerce industry may have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the online services and e-commerce industry will lag behind the performance of other industries or the broader market as a whole.

Alibaba operates a platform for third parties to sell products through its website. Yahoo Japan provides a wide range of online services to internet users in Japan, from search and information listing to community and e-commerce. Alibaba and Yahoo Japan encounter risks and difficulties frequently experienced by Internet-based businesses, including risks related to their ability to attract and retain customers on a cost-effective basis and their ability to operate, support, expand, and develop their Internet operations, website, software, and other related operational systems.

Any compromise of Alibaba’s or Yahoo Japan’s online security or misappropriation of proprietary information could have a material adverse effect on the Fund’s investments. Advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments may result in a compromise or breach of the technology used by Alibaba or Yahoo Japan to protect client transaction data. Anyone who is able to circumvent Alibaba’s or Yahoo Japan’s security measures could misappropriate proprietary information or cause material interruptions in Alibaba’s or Yahoo Japan’s operations. Alibaba or Yahoo Japan may be required to expend significant capital and other resources to protect against security breaches or to minimize problems caused by security breaches. To the extent that Alibaba’s or Yahoo Japan’s activities involve the storage and transmission of proprietary information, security breaches could damage Alibaba’s or Yahoo Japan’s reputation and expose them to a risk of loss and/or litigation which might adversely impact the Fund’s investment performance.

The online and e-commerce business is dependent upon the continued use of the Internet by consumers via computers and mobile devices. The ways in which consumers access and use the Internet rapidly evolve, and there can be no assurance that these changes will not adversely affect the industry.

New regulation or changes to existing regulation of Internet services and e-commerce companies could adversely affect Alibaba’s or Yahoo Japan’s profitability and operations and the value of the Fund’s investments in Alibaba and Yahoo Japan.

E-commerce companies sometimes receive communications alleging that items or content offered or sold through their online marketplaces by third parties, or that they make available through other services such as online music platforms, infringe third-party copyrights, trademarks, patents, or other intellectual property rights. Moreover, e-commerce companies receive negative publicity regarding the sales of counterfeit and pirated items or content on their marketplaces. Continued public perception that counterfeit or pirated items or content are commonplace on e-commerce marketplaces, or perceived delays in removal of these items or content from e-commerce marketplaces, even if factually incorrect, can damage the reputation of e-commerce companies, result in lower list prices for items or content sold through their marketplaces, harm e-commerce business, and adversely affect the value of the Fund’s investments.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund’s Marketable Debt Securities Portfolio is exposed to market risk for changes in interest rates.

The Fund’s exposure to market risk for changes in interest rates primarily relates to its Marketable Debt Securities Portfolio. The Fund invests excess cash in money market funds, time deposits, and liquid debt instruments of the U.S. and foreign governments and their agencies, and high-credit corporate issuers which are classified as marketable debt securities and cash equivalents.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Due in part to these factors, the Fund’s future investment income may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if forced to sell securities that have declined in market value due to changes in interest rates or changes in credit quality. A hypothetical 100 basis point increase in interest rates would have resulted in an estimated decrease in the fair value of the Fund’s debt securities of $35 million and $13 million as of December 31, 2016 and 2017, respectively.

The Fund is exposed to litigation and investigations, including litigation and investigations related to the Sale Transaction.

The Fund is subject to pending litigation, and may become subject to further litigation, including litigation related to entering into the Sale Transaction. This litigation will include actions by third parties against the Fund, as well as direct actions by the Fund’s security holders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund.

The Fund is further exposed to certain liabilities arising out of certain data security incidents and other data breaches incurred by Yahoo (collectively, the “Data Breaches”), which may have an adverse impact on the Fund. The Fund has retained certain liabilities arising out of governmental or third party investigations, litigation or claims related to the Data Breaches. The Fund faces numerous putative consumer class action lawsuits, putative stockholder class actions on behalf of persons who purchased or otherwise acquired Yahoo’s stock between April 30, 2013 and December 14, 2016 and multiple stockholder derivative actions, some of which also assert class claims on behalf of current stockholders of the Fund, and other lawsuits and claims may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief, allegedly arising out of the Data Breaches. Yahoo was also facing investigations by a number of federal, state, and foreign governmental officials and agencies.

These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Risks Related to the Fund’s Common Stock and the Securities Market

An active trading market for the Fund’s common stock might not develop.

There is a risk that an active trading market might not develop or be sustained for the Fund’s common stock. The Fund cannot predict the prices at which the Fund’s common stock may trade or whether the market value of the Fund’s common stock will be less than, equal to, or greater than the market value of Yahoo common stock prior to the Sale Transaction or the net asset value of the Fund’s common stock after the Sale Transaction.

The market price of the Fund’s common stock may fluctuate significantly due to a number of factors, some of which may be beyond the Fund’s control, including:

•	the market price of Alibaba shares and Yahoo Japan shares;

•	changes to tax laws or regulations to which the Fund, Alibaba, or Yahoo Japan is subject;

•	lack of demand in the market for shares of the Fund’s common stock; and

•	domestic and foreign economic conditions.

Shares of the Fund’s common stock may trade at a substantial discount from net asset value.

Shares of closed-end management investment companies frequently trade at a discount from net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets are generally considered by market participants in determining whether to purchase or sell the Fund’s common stock, whether investors will realize gains or losses upon the sale of the Fund’s common stock will depend entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock is determined by factors beyond the control of the Fund, such as supply of and demand for the Fund’s common stock, trading volume of the Fund’s common stock, general market and economic conditions, and other factors, the Fund cannot predict whether the Fund’s common stock will trade at, below, or above net asset value. In addition, the price of the Fund’s common stock may be adversely affected by the ability of investors to invest directly in Alibaba shares and Yahoo Japan shares and not be subject to the fees and expenses incurred by the Fund in connection with its operations, which may also reduce the liquidity of the Fund’s common stock which, in turn, may make the market price of the Fund’s common stock more volatile.

The Fund’s directors and executive officers are compensated, in part, with deferred compensation based on attainment of performance targets pre-established by the Board.

The Fund’s Compensation Committee has adopted a deferred compensation plan for the Fund’s directors and executive officers that may create an incentive for Fund management to make riskier and more speculative decisions than would be the case in the absence of such compensation arrangement, which could lead to adverse consequences for the Fund and stockholders. For additional information about the deferred compensation plan, see Note 9 — Long-Term Incentive Plan.

Delaware statutes and certain provisions in the Fund’s certificate of incorporation and bylaws could make it more difficult for a third-party to acquire the Fund.

Under the Fund’s certificate of incorporation and bylaws, the Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders. The rights of the holders of the Fund’s common stock may be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock may have the effect of delaying, deterring, or preventing a change in control of the Fund without further action by the stockholders and may adversely affect the voting and other rights of the holders of the Fund’s common stock.

The Fund’s certificate of incorporation and bylaws include provisions eliminating the ability of stockholders to take action by written consent and limiting the ability of stockholders to raise matters at a meeting of stockholders without giving advance notice, which may have the effect of delaying or preventing changes in control or changes in the Fund’s management, which could have an adverse effect on the market price of the Fund’s stock and the value of the $1.4 billion aggregate principal amount of the Fund’s Convertible Notes. In addition, the Fund’s certificate of incorporation and bylaws do not permit cumulative voting, which may make it more difficult for a third-party to gain control of the Board. Further, the Fund is subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which will prohibit the Fund from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, even if such combination is favored by a majority of stockholders, unless the business combination is approved in a prescribed manner. The application of Section 203 also could have the effect of delaying or preventing a change in control of the Fund.

Any of these provisions could, under certain circumstances, depress the market price of the Fund’s common stock and Convertible Notes.

Regulatory changes may adversely affect the Fund’s assets or result in changes to its investment objectives and policies.

The Fund’s current investment objective and policies were adopted based on current statutes, regulations, and policies applicable to United States financial markets and institutions, corporation taxation, and international trade. The Fund cannot predict which statutes, regulations, or policies will be changed or repealed, or if changes are made, their effect on the value of the Fund’s assets. Because the Fund’s investment objective and policies are not fundamental, the Fund retains the right to change them in response to any such changes or for any other reason if the Board of Directors determines such changes to be in the best interests of stockholders. Examples of changes to the Fund’s investment objective and policies include: retaining assets that otherwise would have been sold; selling assets that otherwise would have been retained; selling assets on an accelerated or delayed time frame; diversifying the Fund’s assets to seek to minimize losses, to enhance gains or to seek to become a “regulated investment company” under the Code; and changing the way the Fund uses derivatives to seek to hedge against or profit from possible changes in the value of the Fund’s assets.

While new legislation was enacted during the period, the Fund has not completed its accounting for the tax effects of the TCJA. The provisional amounts recorded are subject to revision as the Fund completes its analysis of the TCJA, collects and prepares necessary data, and interprets any additional guidance issued by the U.S. Treasury Department, Internal Revenue Service (“IRS”), and other standard-setting bodies.

Risks Relating to the Fund’s Convertible Notes

The conditional conversion feature of the Convertible Notes, if triggered, may adversely affect the Fund’s financial condition and operating results.

The conditional conversion feature of the Convertible Notes was triggered in the fourth quarter of 2017 and may be triggered in the future. When the feature is triggered, holders of Convertible Notes are entitled to convert the Convertible Notes at any time during specified periods at their option. If one or more holders elect to convert their Convertible Notes, unless the Fund elects to satisfy its conversion obligation by delivering solely shares of the Fund’s common stock (other than paying cash in lieu of delivering any fractional share), the Fund would be required to settle a portion or all of its conversion obligation through the payment of cash, which could adversely affect the Fund’s liquidity or cause the Fund to sell assets at a time it would not otherwise choose to do so.

The Fund may not have the ability to raise the funds necessary to settle conversions of the Convertible Notes in cash or to repurchase the Convertible Notes upon a Fundamental Change, and the Fund’s future debt may contain limitations on its ability to pay cash upon conversion or repurchase of the Convertible Notes.

Holders of the Convertible Notes will have the right to require the Fund to repurchase all or a portion of their Convertible Notes upon the occurrence of a Fundamental Change at a repurchase price equal to 100 percent of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid special interest, if any. The Fund may not have enough available cash or be able to obtain financing at the time the Fund is required to make repurchases of Convertible Notes surrendered therefore, or pay cash with respect to Convertible Notes being converted if the Fund elects not to issue shares, which could harm its reputation and affect the trading price of its common stock.

The Hedge Transactions and Warrant Transactions may affect the value of the Fund’s Convertible Notes and the Fund’s common stock.

The Fund will continue to be a party to Hedge Transactions for as long as the Convertible Notes remain outstanding. The Hedge Transactions are generally expected to reduce the potential dilution upon conversion of the Convertible Notes and/or offset any cash payments the Fund is required to make in excess of the principal amount of converted Convertible Notes, as the case may be. The Fund continues to be a party to the Warrant Transactions. However, the Warrant Transactions could separately have a dilutive effect to the extent that the market price per share of the Fund’s common stock exceeds the applicable strike price of the warrants, in which case the Fund would be prohibited under the 1940 Act from issuing shares to satisfy its obligations under the Warrant Transactions. If the Fund is required to sell assets to satisfy its obligations under the Warrant Transactions in cash, it may be required to do so at a time that is disadvantageous to the Fund and its stockholders. The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a material change to the trading price of Altaba’s common stock or the value of the written warrants. To date, following the announcement of the Stock Purchase Agreement pursuant to which Altaba (then known as Yahoo! Inc.) sold its operating business to Verizon Communications, Inc., four Counterparties have given Altaba notices of adjustments reducing their written warrant exercise prices to a weighted average strike price of $67.51. The adjusted weighted average strike price of $67.51 was used in estimating the fair value of the written warrants as of December 31, 2017. Altaba is challenging the proposed adjustments made by the warrant Counterparties.

In connection with establishing their initial hedge of the Hedge Transactions and Warrant Transactions, the Option Counterparties or their respective affiliates have purchased shares of the Fund’s common stock and/or entered into various derivative transactions with respect to the Fund’s common stock concurrently with or shortly after the pricing of the Convertible Notes. In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Fund’s common stock and/or purchasing or selling the Fund’s common stock or other securities of the Fund in secondary market transactions prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of Convertible Notes or following any repurchase of Convertible Notes by the Fund on any fundamental repurchase date or otherwise). This activity could cause or avoid an increase or a decrease in the market price of the Fund’s common stock or the Convertible Notes.

Any adverse change in the rating of the Convertible Notes or the Fund may cause their trading price to decline.

While Yahoo did not solicit a credit rating on Yahoo or on the Convertible Notes, one rating service historically rated both the Convertible Notes and Yahoo. If that rating service announces its intention to put the Fund or the Convertible Notes on credit watch or lowers its rating on the Fund or the Convertible Notes below any rating initially assigned to the Fund or the Convertible Notes, the trading price of the Convertible Notes could decline.

The accounting method for convertible debt securities that may be settled in cash, such as the Convertible Notes, could have a material effect on the Fund’s reported financial results.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement), which has subsequently been codified as Accounting Standards Codification (“ASC”) 470-20, Debt with Conversion and Other Options, which we refer to as ASC 470-20. Under ASC 470-20, an entity must separately account for the liability and equity components of the convertible debt instruments (such as the Convertible Notes) that may be settled entirely or partially in cash upon conversion in a manner that reflects the issuer’s economic interest cost. The effect of ASC 470-20 on the accounting for the Convertible Notes is that the equity component is required to be included in the additional paid-in capital section of stockholders’ equity on the Fund’s consolidated balance sheet, and the value of the equity component would be treated as debt discount for purposes of accounting for the debt component of the Convertible Notes. As a result, the Fund will be required to record a greater amount of non-cash interest expense in current periods presented as a result of the amortization of the discounted carrying value of the Convertible Notes to their face amount over the term of the Convertible Notes. The Fund will report lower net income in its financial results because ASC 470-20 will require interest to include the current period’s amortization of the debt discount, which could adversely affect the Fund’s reported or future financial results, the trading price of the Fund’s common stock, and the trading price of the Convertible Notes.

In addition, under certain circumstances, convertible debt instruments (such as the Convertible Notes) that may be settled entirely or partly in cash are currently accounted for utilizing the treasury stock method, the effect of which is that the shares issuable upon conversion of the Convertible Notes are not included in the calculation of net income per share except to the extent that the conversion value of the Convertible Notes exceeds their principal amount. Under the treasury stock method, for net income per share purposes, the transaction is accounted for as if the number of shares of the Fund’s common stock that would be necessary to settle such excess, if the Fund elected to settle such excess in shares, are issued. The Fund cannot be sure that the accounting standards in the future will continue to permit the use of the treasury stock method. If the Fund is unable to use the treasury stock method in accounting for the shares issuable upon conversion of the Convertible Notes, then its net income per share would be adversely affected.

Risks Related to the Excalibur IP Assets

The Fund may not be able to successfully monetize or realize meaningful value from the licensing and/or sale of the Excalibur IP Assets, and the Fund may not be able to sufficiently develop, maintain or protect the Excalibur IP Assets.

The Fund is exploring opportunities to monetize the Excalibur IP Assets through the licensing or sale of all or a portion of the Excalibur IP Assets. However, there is no assurance the Fund will be successful in monetizing or realizing meaningful value from such efforts. In addition, if the Fund is unable to effectively enforce any of the Excalibur IP Assets to prohibit unauthorized use and other exploitation thereof by third parties, the value of such assets may be adversely impacted. Enforcing the Excalibur IP Assets is expensive and time-consuming, and the Excalibur IP Assets will only have value for a limited amount of time. Potential licensees and other third parties may challenge the validity, scope, enforceability, or ownership of the Excalibur IP Assets, which may further increase the cost of maintaining them. In addition, patent laws in the U.S. and abroad may continue to change, and such changes may create additional challenges to the Fund’s monetization activities. For instance, during 2013 and 2015, various new laws were proposed and considered to address various perceived abuses of the patent system by patent assertion entities. The Excalibur IP Assets are valued using a combination of market and income approaches, which values the entity as a whole. There is no active market for the Excalibur IP Assets, which makes valuation of such assets extremely difficult and any sale of such assets may be at a price materially higher or lower than the value reported for such assets in the Fund’s consolidated financial statements. The Fund may also seek to sell all or a portion of the Excalibur IP Assets. A specific market event or partial divestiture could result in the Fund employing a different valuation method where the value could be significantly impacted.

Note 17    Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the statement of assets and liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

On February 20, 2018, the Board of Directors of Altaba authorized a new share repurchase program (the “February 2018 Share Repurchase Program”), pursuant to which the Fund may, from time to time, purchase up to $5 billion of its common stock. The Fund’s February 2018 Share Repurchase Program Stock repurchases may take place in the open market, including under Rule 10b5-1 plans or in a tender offer, or in privately negotiated transactions, including structured and derivative transactions such as accelerated share repurchase transactions. All repurchases will be made in compliance with, and at such times as permitted by, federal securities law and may be initiated, suspended or discontinued at any time based on market conditions and other considerations at the Company’s discretion.

On February 23, 2018, Altaba HK MC Limited (the “Borrower”) entered into a margin loan agreement (the “Agreement”) with JPMorgan Chase Bank, N.A., London Branch and Credit Suisse AG, Cayman Islands Branch (collectively referred to, along with other financial institutions that may become party to the Agreement as lenders from time to time, the “Lenders”). The Lenders have provided $3 billion of commitments under the Agreement, which the Borrower expects to draw in full on or prior to February 28, 2018. Such commitments will terminate if not drawn on or prior to February 28, 2018. The Borrower’s obligations under the Agreement are guaranteed by the Fund. The Borrower is a special purpose entity formed for the sole purpose of acting as the borrower under the Agreement and is an indirect wholly-owned subsidiary of the Fund. Loans under the Agreement will bear interest at a variable rate of 3 Month LIBOR plus a margin of 2.25% and have a maturity of February 2021. The Agreement permits the Borrower to borrow up to an additional $5 billion subject to receipt of commitments for such borrowings and satisfaction of customary conditions. The margin is subject to increase in the event additional borrowings above a threshold are made.

The loans under the Agreement will be secured by a combination of Alibaba American Depositary Shares and cash or cash equivalents pledged to the Lenders. The collateral will be held in segregated control accounts by U.S. Bank National Association (the “Securities Intermediary”) subject to the terms of collateral account control agreements to be entered into among the Borrower, each of the Lenders, and the Securities Intermediary. The Agreement contains customary collateral valuation requirements and failure to satisfy such requirements could result in additional collateral being pledged by the Borrower. Failure to comply with such requirements or the occurrence of certain other events customary for facilities of this nature could result in the maturity of the loans under the Agreement being accelerated and the exercise of foreclosure remedies against such collateral.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Altaba Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Altaba Inc. and its subsidiary (the “Fund”) as of December 31, 2017, and the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the period June 16, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period June 16, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, brokers, and the application of alternative auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 26, 2018

We have served as the Fund’s auditor since 1996.

Other Information

December 31, 2017 (unaudited)

Results of Stockholder Votes

An annual meeting of stockholders of the Fund was held on October 24, 2017 (the “Annual Meeting”) to vote on the proposals described in detail in the Notice of Annual Meeting of Stockholders and the Fund’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2017 (the “Proxy Statement”).

The final voting results regarding each proposal are set forth below. As of September 6, 2017, the record date for the Annual Meeting, there were 886,874,459 shares of Altaba’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, there were 702,690,777 shares of Altaba’s common stock represented in person or by proxy, which number constituted a quorum.

(1) To elect the Director nominees named in the Proxy Statement (Tor R. Braham, Eric K. Brandt, Catherine J. Friedman, Richard L. Kauffman and Thomas J. McInerney) to serve until their respective successors shall have been elected and qualified.

•	Tor R. Braham

For	Against	Abstain
694,725,359	6,804,984	1,160,433

•	Eric K. Brandt

For	Against	Abstain
688,001,166	13,538,056	1,151,554

•	Catherine J. Friedman

For	Against	Abstain
697,961,703	3,605,299	1,123,774

•	Richard L. Kauffman

For	Against	Abstain
694,485,881	7,048,229	1,156,666

•	Thomas J. McInerney

For	Against	Abstain
611,955,746	89,523,530	1,211,500

(2) To approve a new investment advisory agreement between the Fund and BlackRock Advisors, LLC.

For	Against	Abstain	Broker Non Votes
539,417,060	539,305	827,920	161,906,491

(3) To approve a new investment advisory agreement between the Fund and Morgan Stanley Smith Barney LLC.

For	Against	Abstain	Non Votes
539,334,132	556,570	893,583	161,906,491

(4) To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain	Non Votes
700,726,138	948,351	1,016,287

(5) To approve a long-term deferred compensation incentive plan for the Fund’s management and Directors.

For	Against	Abstain	Non Votes
498,709,267	41,031,269	1,043,749	161,906,491

(6) Stockholder Proposal allowing stockholders to act by written consent without a meeting

For	Against	Abstain	Non Votes
199,924,001	339,347,054	1,513,229	161,906,491

(5) Stockholder Proposal regarding the Yahoo Human Rights Fund’s Transparency.

For	Against	Abstain	Non Votes
9,826,499	525,201,865	5,755,881	161,906,491

Board Consideration of Investment Advisory Agreements

The 1940 Act requires any agreement pursuant to which an investment adviser provides the Fund advice with respect to the Fund’s securities to be approved by the Fund’s board of directors, including a majority of the members of the Board (the “Directors”) who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”). The Directors reviewed information with respect to BlackRock Advisors LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“MSSB”) (each, an “Adviser”), as the current external investment advisers who oversee the management of Fund’s Marketable Debt Securities Portfolio. The Directors heard presentations by representatives from BlackRock and MSSB and considered information with respect to the capabilities of each Adviser. The Directors reviewed: (a) information relating to each Adviser’s financial condition; (b) fees to be paid to BlackRock and MSSB by the Fund for services and the cost of providing such services; (c) the resources devoted to, risk oversight of, and implementation of the Marketable Debt Securities Portfolio’s investment policies and restrictions; (d) each Adviser’s risk and compliance oversight mechanisms; (e) execution of portfolio transactions; and (f) each Adviser’s capabilities and experience with managing portfolios similar to the Marketable Debt Securities Portfolio.

The Directors, including the Independent Directors, discussed the approval of the advisory agreement with BlackRock (the “BlackRock Advisory Agreement”) and the advisory agreement with MSSB (the “MSSB Advisory Agreement” and together with the BlackRock Advisory Agreement, the “Advisory Agreements”) in light of applicable regulatory requirements and criteria and assessed information concerning the capabilities of each Adviser and the Fund’s advisory fee under each Advisory Agreement at meetings held on May 4, 2017, June 16, 2017 and July 26, 2017. The Board also considered the unique features of the Fund as compared to more traditional registered closed-end funds for which BlackRock and MSSB serve as investment adviser. Following an analysis and discussion of the factors identified below and in the exercise of their business judgment, the Board, including a majority of the Independent Directors, concluded at an in-person meeting held on July 26, 2017 that it was in the best interests of the Fund to approve the Advisory Agreements and unanimously approved the Advisory Agreements.

Nature, Extent and Quality of the Services Provided by BlackRock and MSSB

The Board reviewed the nature, extent and quality of services provided to the Fund. The Board met telephonically with each Adviser’s personnel responsible for investment activities, including the investment officers, and reviewed the materials provided by each Adviser’s portfolio management team. The Board considered, with respect to each Adviser: the number, education and experience of investment personnel generally and each Adviser’s portfolio management team for the Marketable Debt Securities Portfolio; each Adviser’s research capabilities; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to managing its portion of the Marketable Debt Securities Portfolio, among other factors. With respect to MSSB, the Board noted that the MSSB portfolio manager assigned to the Marketable Debt Securities Portfolio has over 25 years of experience in structuring and managing high-grade fixed income portfolios and his team has worked for over 16 years implementing strategies similar to the Marketable Debt Securities Portfolio mandate. With respect to BlackRock, the Board noted that BlackRock’s Cash

Management Group is comprised of a team of 27 portfolio managers specializing in prime, government, municipal and international investment strategies with an average investment experience of 16 years per portfolio manager as of March 31, 2017. The Board reviewed each Adviser’s compensation structure with respect to its portfolio management team for the Marketable Debt Securities Portfolio and with respect to its ability to attract and retain high-quality talent and create performance incentives. The Board also reviewed the capabilities of each Adviser’s compliance departments and considered each Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Investment Performance of the Marketable Debt Securities Portfolio and Each Adviser

The Board discussed with each Adviser the most appropriate performance benchmarks and metrics by which the Board should measure the Marketable Debt Securities Portfolio’s performance in the future, noting that MSSB had previously provided similar advisory services to Yahoo using a custom blended index to measure performance. The Board received and reviewed information regarding the total amount of assets under management with a similar mandate to the Marketable Debt Securities Portfolio by each Adviser over the past five years. The Board noted that MSSB had total assets under management with a similar mandate of $33 billion as of March 31, 2017 and that BlackRock had total assets under management with a similar mandate of $388.9 billion as of March 31, 2017.

Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and MSSB from each Adviser’s Relationship with the Fund

The Board reviewed statements relating to each Adviser’s financial condition and profitability methodology, noting the inherent limitations in allocating costs among various advisory products. The Board considered that profitability may be affected by numerous factors including, among other things, the types of portfolios managed, precision of expense allocations and business mix, and determined that calculating and comparing profitability at the individual portfolio level is difficult.

In addition, the Board considered information regarding each Adviser’s expected profits relating to the management of the Marketable Debt Securities Portfolio as well as the costs of providing services to the Fund. The Board also considered whether each Adviser has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to provide the high quality of services that is expected by the Board. With respect to MSSB, the Board noted that MSSB portfolio managers’ compensation is a percentage of fees generated from client accounts, which promotes the retention of top investment management personnel. With respect to BlackRock, the Board noted that the principal components of BlackRock’s compensation of portfolio managers include a base salary, a performance-based discretionary bonus and participation in various benefits programs, as well as one or more of the incentive compensation programs established by BlackRock, which promote the retention of top investment management personnel.

Economies of Scale

The Board considered the extent to which economies of scale might be realized if the assets of the Marketable Debt Securities Portfolio increase, whether the Fund would benefit from such economies of scale, and whether there should be changes in the advisory fee rate or breakpoint structure applicable to each Advisory Agreement in order to enable the Fund to more fully participate in such economies of scale. With respect to MSSB, the Board noted that MSSB’s fee schedules reflects the economies of scales as the basis point fee decreases as portfolio assets increase. With respect to BlackRock, the Board noted that BlackRock’s use of advisory fee breakpoints, as opposed to asset class, portfolio management team level or complex-wide breakpoints, is the most transparent to comprehend and operationally efficient. The Board also considered the Marketable Debt Securities Portfolio’s anticipated asset levels and whether the current fees were appropriate.

Other Factors Deemed Relevant by the Board Members

The Board also took into account other ancillary or “fall-out” benefits that each Adviser may derive from its relationship with the Fund, both tangible and intangible, such as each Adviser’s ability to leverage its investment professionals who manage other portfolios and risk management personnel and an increase in each Adviser’s profile in the investment advisory community, which, with respect to BlackRock, may result in enhanced sales of other BlackRock advised funds. The Board also considered each Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also reviewed information regarding each Adviser’s brokerage practices.

Overall Conclusions

Based on the foregoing, the Directors determined that the investment advisory fee for each Adviser was fair and reasonable in light of the extent and quality of the services to be provided under each of the Advisory Agreements and other benefits to be received and that the approval of each of the Advisory Agreements is in the best interests of the Fund. In reaching this conclusion, no single factor or group of factors was determinative or conclusive and each Director, in the exercise of his or her business judgment, may have attributed different weights to the various factors considered.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, beginning with the third quarter of its 2017 fiscal year. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Available Information

Our website is located at https://www.altaba.com. We make available free of charge on our website under “SEC Filings” all of our SEC filings, and any amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. We refer our investors to our website homepage for available “New & Noteworthy” information about Altaba.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at http://www.altaba.com/privacy-terms.cfm.

Notice to Stockholders

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

Miscellaneous

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors and Officers

December 31, 2017 (unaudited)

Set forth below is information with respect to each of the Directors and Officers of the Fund, including their principal occupation during the past 5 years. The business address of the Fund, its Directors and Officers is 140 East 45th Street, 15th floor, New York, NY 10017.

Board of Directors

Name and Year of Birth	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships held by Director During the Past Five Years
INDEPENDENT DIRECTORS:
Tor R. Braham 1957	Director	Director Since 2016	Managing Director and Global Head of Technology Mergers and Acquisitions of Deutsche Bank Securities Inc. from 2004 until November 2012	Viavi Solutions Inc.; Sigma Designs, Inc. from June 2014 to August 2016; NetApp, Inc. from September 2013 to March 2016
Eric K. Brandt 1962	Chair of the Board; Director	Director Since 2016	Executive Vice President and Chief Financial Officer of Broadcom Corporation from February 2010 until February 2016	Lam Research Corporation; and Dentsply Sirona Inc
Catherine J. Friedman 1960	Director	Director Since 2016	Independent financial consultant (life sciences industry) since 2006; and Managing Director of Morgan Stanley from 1997 to 2006	Innoviva, Inc. (formerly Theravance, Inc.); Radius Health, Inc.; Grail Inc.; GSV Capital Corp. from March 2013 to March 2017; XenoPort, Inc. from September 2007 to July 2016; and EnteroMedics Inc. from May 2007 to May 2016
Richard L. Kauffman 1955	Director	Director Since 2017	Chairman of Energy & Finance for New York State since February 2013; and senior advisor to Secretary Steven Chu at the U.S. Department of Energy from September 2011 through February 2013.	New York State Energy Research and Development Agency Board; Levi Strauss & Co. from December 2009 to August 2011; The Wallace Foundation.

INTERESTED DIRECTOR:
Thomas J. McInerney 1964 (3)	Chief Executive Officer; Director	Director Since 2012	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January 2005 to March 2012	Interval Leisure Group, Inc.; Match Group, Inc.; and HSN, Inc. from August 2008 to December 2017

Executive Officers

Name and Year of Birth	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
Thomas J. McInerney 1964	Chief Executive Officer	The term of Mr. McInerney’s position commenced upon the closing of the Sale Transaction.	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January
Arthur Chong 1953	General Counsel and Secretary	The term of Mr. Chong’s position at Yahoo commenced on March 10, 2017 and at Altaba upon the closing of the Sale Transaction.	General Counsel and Secretary of Yahoo from March 2017 until the closing of the Sale Transaction; Outside Legal Advisor to Yahoo from October 2016 to March 2017; Special Advisor to Sheppard, Mullin, Richter & Hampton LLP from June 2016 to October 2016; Executive Vice President, General Counsel and Secretary of Broadcom Corporation from October 2008 to February 2016
Alexi A. Wellman 1970	Chief Financial and Accounting Officer	The term of Ms. Wellman’s position commenced upon the closing of the Sale Transaction.	Vice President, Global Controller of Yahoo from October 2015 until the closing of the Sale Transaction; Vice President, Finance of Yahoo from November 2013 to October 2015; Chief Financial Officer of Nebraska Book Company, Inc. from December 2011 to June 2013; Partner with KPMG LLP from October 2004 to December 2011
DeAnn Fairfield Work 1969	Chief Compliance Officer	The term of Ms. Work’s position commenced upon the closing of the Sale Transaction.	Outside Legal Advisor to Yahoo from December 2016 until the closing of the Sale Transaction; Senior Vice President, Senior Deputy General Counsel and Chief Compliance Officer of Broadcom Corporation from December 2012 to February 2016; Vice President and Deputy General Counsel of Broadcom Corporation from April 2009 to November 2012

(1) Each director will serve until the Fund’s 2018 annual meeting of stockholders and until their respective successors are elected and qualified.

(2) Each officer serves at the pleasure of the Fund’s Board of Directors.

CONSOLIDATED FINANCIAL STATEMENTS

For the Period from January 1, 2017 to June 15, 2017

(Prior to becoming an Investment Company)

(audited)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Altaba Inc.

In our opinion, the consolidated statements of operations, other comprehensive income, stockholders’ equity and cash flows for the period from January 1, 2017 to June 15, 2017 present fairly, in all material respects, the results of operations and cash flows of Altaba Inc. and its subsidiaries for the period January 1, 2017 to June 15, 2017, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

San Jose, California

August 29, 2017

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from January 1, 2017 to June 15, 2017
(in thousands, except per share amounts)
Operating expenses:
General and administrative	$8,200

Total operating expenses	8,200

Loss from operations	(8,200)
Other income, net	22,175

Income before income taxes and earnings in equity interests	13,975
Benefit for income taxes	1,275,112
Earnings in equity interests, net of tax	198,457

Income from continuing operations	1,487,544

Income from discontinued operations, net of income taxes	2,582,359

Net income	$4,069,903

Net income attributable to Altaba Inc. common stockholders per share — basic
Continuing operations	$1.55
Discontinued operations	2.70

Net income attributable to Altaba Inc. common stockholders per share — basic	$4.25

Net income attributable to Altaba Inc. common stockholders per share — diluted
Continuing operations	$1.54
Discontinued operations	2.68

Net income attributable to Altaba Inc. common stockholders per share — diluted	$4.22

Shares used in per share calculation — basic	956,730

Shares used in per share calculation — diluted	964,642

Stock-based compensation expense by function:
General and administrative	$3,022

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OTHER COMPREHENSIVE INCOME

For the Period from January 1, 2017 to June 15, 2017
(in thousands)
Net income before noncontrolling interests	$4,070,953

Available-for-sale securities:
Unrealized gains on available-for-sale securities, net of taxes of $(7,405,883)	10,781,790
Reclassification adjustment for realized losses on available-for-sale securities included in net income, net of taxes of $(159)	289

Net change in unrealized gains on available-for-sale securities, net of tax	10,782,079

Foreign currency translation adjustments (“CTA”):
Foreign CTA losses, net of taxes of $(72)	(253,129)
Net investment hedge CTA losses, net of taxes of $3,454	(6,260)
Reclassification adjustment for realized losses included in CTA, net of taxes of $91,533, related to discontinued operations	248,461

Net foreign CTA losses, net of tax	(10,928)

Other comprehensive income	10,771,151

Comprehensive income	14,842,104

Less: comprehensive income attributable to noncontrolling interests related to discontinued operations	(1,050)

Comprehensive income attributable to Altaba Inc.	$14,841,054

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

For the Period from January 1, 2017 to June 15, 2017
(in thousands)
Common stock
Balance, beginning of year	$969
Common stock issued	3

Balance as of June 15, 2017	972

Additional paid-in capital
Balance, beginning of year	9,125,459
Common stock and stock-based awards issued	7,026
Stock-based compensation expense	198,021
Tax withholdings related to net share settlements of restricted stock awards	(107,714)

Balance as of June 15, 2017	9,222,792

Treasury stock
Balance, beginning of year	(908,996)
Treasury shares reissuance	790
Other	(915)

Balance as of June 15, 2017	(909,121)

Retained earnings
Balance, beginning of year	4,353,958
Net income	4,069,903
Modified retrospective adjustments to recognize excess tax benefits	107,949
Treasury shares reissuance	(791)

Balance as of June 15, 2017	8,531,019

Accumulated other comprehensive income
Balance, beginning of year	18,477,893
Net change in unrealized gains on available-for-sale securities, net of tax	10,782,079
Foreign currency translation adjustments, net of tax	(10,928)

Balance as of June 15, 2017	29,249,044

Total Altaba Inc. stockholders’ equity	$46,094,706

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY—(Continued)

For the Period from January 1, 2017 to June 15, 2017
Number of Outstanding Shares
(in thousands)
Common stock
Balance, beginning of year	955,308
Common stock and restricted stock issued	3,919

Balance as of June 15, 2017	959,227

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period from January 1, 2017 to June 15, 2017
(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income before noncontrolling interests	$4,070,953
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of Yahoo Operating Business	(2,745,930)
Depreciation	165,940
Amortization of intangible assets	33,991
Accretion of convertible notes discount	31,649
Stock-based compensation expense	196,737
Non-cash accretion on marketable securities	10,494
Foreign exchange gain	(22,613)
Gain on sales of assets and other	(389)
Gain on Hortonworks warrants	(15,731)
Earnings in equity interests	(198,457)
Deferred income taxes	(1,328,114)
Dividends received from equity investees	151,865
Changes in assets and liabilities, net of effects of acquisitions and dispositions:
Accounts receivable	194,463
Prepaid expenses and other	(24,957)
Accounts payable	24,399
Accrued expenses and other liabilities	(35,332)
Deferred revenue	(3,742)

Net cash provided by operating activities	$505,226

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	$(97,257)
Proceeds from sales of property and equipment	1,328
Purchases of marketable securities	(3,484,412)
Proceeds from sales of marketable securities	145,360
Proceeds from maturities of marketable securities	3,371,785
Proceeds from the sale of Yahoo Operating Business	4,490,262
Purchases of intangible assets	(829)
Proceeds from settlement of derivative hedge contracts	8,223
Payments for settlement of derivative hedge contracts	(23,452)
Other investing activities, net	156

Net cash provided by investing activities	$4,411,164

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS—(Continued)

For the Period from January 1, 2017 to June 15, 2017
(in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	$7,029
Tax withholdings related to net share settlements of restricted stock units	(107,714)
Distributions to noncontrolling interests	(3,823)
Other financing activities, net	(6,459)

Net cash used in financing activities	(110,967)

Effect of exchange rate changes on cash and cash equivalents	35,839
Net change in cash and cash equivalents	4,841,262
Cash and cash equivalents at beginning of period	1,119,469

Cash and cash equivalents as of June 15, 2017	$5,960,731

See Note 4 — “Discontinued Operations” for more information about non-cash items.

The accompanying notes are an integral part of these consolidated financial statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1    The Company and Summary of Significant Accounting Policies

The Company.    On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its internet operating business (“Yahoo Operating Business”) to Verizon Communications Inc. (“Verizon”). On June 16, 2017, Yahoo changed its name to “Altaba Inc.” (“Altaba” or the “Company”) and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as a publicly traded, non-diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”).

Subsequent to the sale of Yahoo Operating Business, the remaining assets of Altaba consist of an approximately 15% equity stake in Alibaba Group Holding Limited, one of the world’s largest online retailers; an approximately 36% equity stake in Yahoo Japan Corporation, a leading Japanese internet company; cash, cash equivalents and marketable debt securities; certain minority investments; and Excalibur IP, LLC, which owns certain patent assets that were not core to Yahoo’s operating business. Altaba’s retained liabilities include Altaba’s 0.00% convertible senior notes due 2018; shareholder litigation; and certain liabilities relating to the Security Incidents (as defined in Note 8 below).

Yahoo Operating Business is a guide to digital information discovery, focused on informing, connecting, and entertaining users through its search, communications, and digital content products. By creating highly personalized experiences, Yahoo Operating Business helps users discover the information that matters most to them around the world — on mobile or desktop. Yahoo Operating Business creates value for advertisers with a streamlined, simple advertising technology that leverages Yahoo’s data, content, and technology to connect advertisers with their target audiences. Advertisers can build their businesses through advertising to targeted audiences on Yahoo Operating Business’ online properties and services (“Yahoo Properties”) and a distribution network of third party entities (“Affiliates”) who integrate Yahoo Operating Business’ advertising offerings into their websites or other offerings (“Affiliate sites”). The Yahoo Operating Business’ revenue is generated principally from search and display advertising. Yahoo Operating Business manages and measures its business geographically, principally in the Americas, EMEA (Europe, Middle East, and Africa) and Asia Pacific.

Financial results of Yahoo Operating Business for the period presented in this report have been reflected in our consolidated statement of operations as discontinued operations. See Note 4 — “Discontinued Operations” for additional information on the disposal of Yahoo Operating Business. Unless otherwise stated, any reference to the consolidated statement of operations, consolidated statement of comprehensive income, and consolidated statement of shareholder’s equity in the notes to the consolidated financial statements refers to results from continuing operations.

Prior to registration under the 1940 Act, Altaba is required to file financial reports under the Securities Exchange Act of 1934. As such, financial information and results of operations from continuing operations included in this report are presented for Altaba Inc. for the period from January 1, 2017 to June 15, 2017.

Basis of Presentation.    The consolidated financial statements include the accounts of Altaba Inc. and its majority-owned or otherwise controlled subsidiaries. All intercompany accounts and transactions have been eliminated. Investments in entities in which the Company can exercise significant influence, but does not own a majority equity interest or otherwise control, are accounted for using the equity method. The Company has included the results of operations of acquired companies from the date of the acquisition.

The preparation of consolidated financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States (“U.S.”) requires management to make estimates, judgments, and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses and the related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates, including those related to revenue, the useful lives of long-lived assets including property and equipment and intangible assets, investment fair values, originally developed content, acquired content, stock-based compensation, goodwill, income taxes, contingencies, and restructuring charges. The Company bases its estimates of the carrying value of certain assets and liabilities on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, when these carrying values are not readily available from other sources. Actual results may differ from these estimates.

Concentration of Risk.    Financial instruments that potentially subject the Company to significant concentration of credit and equity price risk consist primarily of cash equivalents, marketable securities (including Alibaba Group Holding Limited (“Alibaba Group”) and Hortonworks, Inc. (“Hortonworks”) equity securities, as well as our portfolio of marketable debt securities), accounts receivable, and derivative financial instruments. The primary focus of the Company’s investment strategy is to preserve capital and meet liquidity requirements. A large portion of the Company’s cash and cash equivalents and short-term and long-term investments is managed by external managers within the guidelines of the Company’s investment policy. The Company’s investment policy addresses the level of credit exposure by limiting the concentration in any one corporate issuer or sector and establishing a minimum allowable credit rating. To manage the risk exposure, the Company maintains its portfolio of cash and cash equivalents and short-term and long-term investments in marketable securities, including U.S. and foreign government, agency, municipal and highly rated corporate debt obligations and money market funds.

The fair value of the equity investments will vary over time and is subject to a variety of risks including: company performance, macro-economic, regulatory, industry, and systemic risks of the equity markets overall. Consequently, the carrying value of the Company’s investment portfolio will vary over time as the value of the Company’s investments in marketable equity securities fluctuates.

Accounts receivable are typically unsecured and are derived from revenue earned from customers. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses.

The Company’s derivative instruments, including the convertible note hedge transactions, expose the Company to credit risk to the extent that its derivative counterparties become unable to meet their financial obligations under the terms of the agreements. The Company seeks to mitigate this risk by limiting its derivative counterparties to major financial institutions and by spreading the risk across several major financial institutions. In addition, the potential risk of loss with any one counterparty resulting from this type of credit risk is monitored on an ongoing basis. See Note 7 — “Foreign Currency Derivative Financial Instruments” for additional information related to the Company’s derivative instruments.

The Company also holds warrants in Hortonworks, which expose the Company to variability in fair value based on changes in the stock price and volatility as inputs to the Black-Scholes model.

Comprehensive Income.    Comprehensive income consists of two components, net income and other comprehensive income. Other comprehensive income refers to revenue, expenses, and gains and losses that under GAAP are recorded as an element of stockholders’ equity but are excluded from net income. The Company’s other comprehensive income consists of foreign currency translation adjustments from subsidiaries or equity method investments where the local currency is the functional currency, from unrealized gains and losses on marketable securities classified as available-for-sale, unrealized gains and losses on cash flow hedges, net changes in fair value of derivative instruments related to the Company’s net investment hedges, as well as the Company’s share of its equity investees’ other comprehensive income.

Foreign Currency.    The functional currency of the Company’s international subsidiaries is evaluated on a case-by-case basis and is often the local currency. The financial statements of these subsidiaries are translated into U.S. dollars using period-end rates of exchange for assets and liabilities, historical rates of exchange for equity, and average rates of exchange for the period for revenue and expenses. Translation gains (losses) are recorded in accumulated other comprehensive income as a component of stockholders’ equity. In addition, the Company records translation gains (losses) related to its foreign equity method investments in accumulated other comprehensive income. The Company records foreign currency transaction gains and losses, realized and unrealized and foreign exchange gains and losses due to re-measurement of monetary assets and liabilities denominated in non-functional currencies in other income, net in the consolidated statement of operations. For the period from January 1, 2017 to June 15, 2017, the Company recorded an $11 million net gain included in discontinued operations.

Cash and Cash Equivalents, Short- and Long-Term Marketable Securities.    The Company invests its excess cash in money market funds, time deposits, and liquid debt securities of the U.S. and foreign governments and their agencies, and high credit-quality corporate issuers which are classified as marketable debt securities and cash equivalents. All investments in debt securities with an original maturity of 90 days or less are considered cash equivalents. Investments in debt securities with remaining maturities of less than 12 months from the balance sheet date are classified as current assets, which are available for use to fund current operations. Investments with remaining maturities greater than 12 months from the balance sheet date are classified as long-term assets.

Operating cash deposits held with banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear limited credit risk. The Company seeks to mitigate its credit risk by spreading such risk across multiple counterparties and monitoring the risk profiles of these counterparties.

The Company’s marketable equity securities, including Alibaba Group and Hortonworks, are classified as available-for-sale and are reported at fair value, with unrealized gains and losses, net of tax, recorded in accumulated other comprehensive income. The change in the classification of the Company’s investments in Alibaba Group and Hortonworks to available-for-sale marketable securities exposes the Company’s investment portfolio to increased equity price risk. The Company evaluates the marketable equity securities periodically for possible other-than-temporary impairment. A decline of fair value below cost basis is considered an other-than-temporary impairment if the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of the entire cost basis. In those instances, an impairment charge equal to the difference between the fair value and the cost basis is recognized in earnings. Regardless of the Company’s intent or requirement to sell the marketable equity securities, an impairment is considered other-than-temporary if the Company does not expect to recover the entire cost basis; in those instances, a loss equal to the difference between fair value and the cost basis of the marketable equity security is recognized in earnings.

Realized gains or losses and declines in value judged to be other-than-temporary, if any, on available-for-sale securities are reported in other income, net. The Company evaluates its marketable debt investments periodically for possible other-than-temporary impairment. A decline of fair value below amortized costs of debt securities is considered an other-than-temporary impairment if the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of the entire amortized cost basis. In those instances, an impairment charge equal to the difference between the fair value and the amortized cost basis is recognized in earnings. Regardless of the Company’s intent or requirement to sell a debt security, an impairment is considered other-than-temporary if the Company does not expect to recover the entire amortized cost basis; in those instances, a credit loss equal to the difference between the present value of the cash flows expected to be collected based on credit risk and the amortized cost basis of the debt security is recognized in earnings. The Company expects to recover up to (or beyond) the initial cost of investment for securities held. In computing realized gains and losses on available-for-sale securities, the Company determines cost based on amounts paid, including direct costs such as commissions to acquire the security, using the specific identification method. During the period from January 1, 2017 to June 15, 2017, gross realized gains and losses on available-for-sale marketable debt and equity securities were not material.

Allowance for Doubtful Accounts.    The Company records its allowance for doubtful accounts based upon its assessment of various factors. The Company considers historical experience, the age of the accounts receivable balances, the credit quality of its customers, current economic conditions, and other factors that may affect customers’ ability to pay to determine the level of allowance required. During the period from January 1, 2017 to June 15, 2017, the Company recognized a net $6.3 million decrease to the allowance for doubtful accounts, all of which is included in income from discontinued operations, net of income taxes in the Company’s consolidated statement of operations.

Foreign Currency Derivative Financial Instruments.    The Company used derivative financial instruments, primarily foreign currency forward contracts, to mitigate certain foreign currency exposures. The Company hedges, on an after-tax basis, a portion of its net investment in Yahoo Japan Corporation (“Yahoo Japan”). The Company has designated these foreign currency forward contracts as net investment hedges. The effective portion of changes in fair value is recorded in accumulated other comprehensive income on the Company’s consolidated balance sheet and any ineffective portion is recorded in other income, net on the Company’s consolidated statement of operations. The Company expects the net investment hedges to be effective, on an after-tax basis, and effectiveness will be assessed each quarter. Should any portion of the net investment hedge become ineffective, the ineffective portion will be reclassified to other income, net on the Company’s consolidated statement of operations. The fair values of the net investment hedges are determined using quoted observable inputs. Gains and losses reported in accumulated other comprehensive income will not be reclassified into earnings until a sale of the Company’s underlying investment.

For derivatives designated as cash flow hedges, the effective portion of the unrealized gains or losses on these forward contracts is recorded in accumulated other comprehensive income on the Company’s consolidated balance sheets and reclassified into revenue in the consolidated statement of operations when the underlying hedged revenue is recognized. If the cash flow hedges were to become ineffective, the ineffective portion would be immediately recorded in other income, net in the Company’s consolidated statement of operations.

The Company hedges certain of its net recognized foreign currency assets and liabilities with foreign exchange forward contracts to reduce the risk that its earnings and cash flows will be adversely affected by changes in foreign currency exchange rates. These balance sheet hedges are used to partially offset the foreign currency exchange gains and losses generated by the re-measurement of certain assets and liabilities denominated in non-functional currency. Changes in the fair value of these derivatives are recorded in other income, net on the Company’s consolidated statement of operations. The fair values of the balance sheet hedges are determined using quoted observable inputs.

The Company recognizes all derivative instruments as other assets or liabilities on the Company’s consolidated balance sheets at fair value. As of June 15, 2017, the Company did not have outstanding foreign currency derivatives. See Note 7 — “Foreign Currency Derivative Financial Instruments” for a full description of the Company’s derivative financial instrument activities and related accounting.

Property and Equipment.    Buildings are stated at cost and depreciated using the straight-line method over the estimated useful lives of 20 to 25 years. Leasehold improvements are amortized over the lesser of their expected useful lives and the remaining lease term. Computers and equipment and furniture and fixtures are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally three to five years.

Property and equipment to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Determination of recoverability is based on the lowest level of identifiable estimated undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of any impairment loss for long-lived assets that management expects to hold and use is based on the excess of the carrying value of the asset over its fair value. No impairments of such assets were identified during the presented period.

Capitalized Software and Labor.     Company capitalizes certain software and labor costs eligible costs to acquire or develop internal-use software that are incurred subsequent to the preliminary project stage through the development stage. The estimated useful life of costs capitalized is evaluated for each specific project and ranges from one to three years. Actual economic lives may differ from estimated useful lives. Periodic reviews could result in a change in estimated useful lives and, therefore, amortization expense in future periods. During the period from January 1, 2017 to June 15, 2017, the amortization of capitalized costs totaled approximately $29 million, all of which are included in discontinued operations. Capitalized software and labor costs are included in property and equipment, net.

Goodwill.    Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired in a business combination. Goodwill is not amortized, but is tested for impairment on an annual basis and more frequently if impairment indicators are present. The Company’s reporting units are one level below the operating segments level. The reporting unit’s carrying value is compared to its fair value. The estimated fair values of the reporting units are determined using either the market approach, income approach or a combination of the market and income approach. Goodwill is considered impaired if the carrying value of the reporting unit exceeds its estimated fair value. The income approach uses expected future operating results and failure to achieve these expected results may cause a future impairment of goodwill at the reporting unit. If the carrying value of the reporting unit exceeds its estimated fair value, the second step of the goodwill impairment test is performed by comparing the carrying value of the goodwill in the reporting unit to its implied fair value. The implied fair value is calculated by allocating all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a hypothetical analysis that calculates the implied fair value of goodwill in the same manner as if the reporting unit was being acquired in a business combination. An impairment charge is recognized for the excess of the carrying value of goodwill over its implied estimated fair value. No impairment charges were recorded during the period from January 1, 2017 to June 15, 2017.

Intangible Assets.    Definite-lived intangible assets are carried at cost and are amortized over their estimated useful lives, generally on a straight-line basis over one to seven years as the pattern of use is ratable. The Company reviews identifiable amortizable intangible assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Determination of recoverability is based on the lowest level of identifiable estimated undiscounted cash flows resulting from use of the asset and its eventual disposition. Intangible assets with indefinite useful lives are not amortized but are reviewed for impairment whenever events or changes in circumstances indicate that it is more likely than not that the fair value is less than its carrying amount. If the Company determines that an intangible asset with an indefinite life is more likely than not impaired, a quantitative test comparing the fair value of the indefinite-lived purchased intangible asset with its carrying amount is performed. The Company estimates the fair value of indefinite-lived purchased intangible assets using an income approach. Measurement of any impairment losses on both definite-lived and indefinite-lived intangible assets are based on the excess of the carrying value of the asset over its fair value. No impairment charges were recorded during the period from January 1, 2017 to June 15, 2017.

Investments in Equity Interests.    Investments in the common stock of entities in which the Company can exercise significant influence but does not own a majority equity interest or otherwise control are accounted for using the equity method and are included as investments in equity interests on the consolidated balance sheets. The Company records its share of the results of these companies one quarter in arrears within earnings in equity interests in the consolidated statement of operations. Investments in privately held equity interests in which the Company cannot exercise significant influence are accounted for using the cost method of accounting.

The Company reviews its investments for other-than-temporary impairment whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. Investments identified as having an indication of impairment are subject to further analysis to determine if the impairment is other-than-temporary and this analysis requires estimating the fair value of the investment. The determination of fair value of the investment involves considering factors such as the stock prices of public companies in which the Company has an equity investment, current economic and market conditions, the operating performance of the companies including current earnings trends and forecasted cash flows, and other company and industry specific information.

Leasing.    The Company leases office space and data centers under operating leases and certain data center equipment under capital lease agreements. Assets acquired under capital leases are amortized over the lesser of the useful life of the asset or the lease term. For the period from January 1, 2017 to June 15, 2017, the Company expensed $1 million of interest related to capital leases, which approximated the cash payments made for interest and was included in discontinued operations. Certain of the operating lease agreements contain rent holidays and rent escalation provisions. For purposes of recognizing these lease incentives on a straight-line basis over the term of the lease, the Company uses the date that the Company has the right to control the asset to begin rent expense. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the period of straight-line recognition of rent expense.

Income Taxes.    Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. The Company records a valuation allowance against particular deferred income tax assets if it is more likely than not that those assets will not be realized. The provision for income taxes comprises the Company’s current tax liability and change in deferred income tax assets and liabilities.

Significant judgment is required in evaluating the Company’s uncertain tax positions and determining its provision for income taxes. The Company establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. The Company adjusts these liabilities when new information becomes available, such as the closing of a tax audit, new tax legislation, developments in case law or interactions with the tax authorities. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made. The provision for income taxes includes the effect of changes to liabilities for tax-related uncertainties that are considered appropriate, as well as the related net interest and penalties. During the period from January 1, 2017 to June 15, 2017, the Company recognized a reduction in the deferred tax asset valuation allowance of $14 million, which was recorded in the consolidated statement of operations. Income taxes paid, net of refunds received, were $9 million for the period from January 1, 2017 to June 15, 2017. Interest paid was not material for the period from January 1, 2017 to June 15, 2017. See Note 10 — “Income Taxes” for additional information.

Revenue Recognition.    Revenue is generated from offerings, which include clicks on text-based links to advertisers’ websites that appear primarily on search results pages (“search advertising”), the display of graphical, non-graphical, and video advertisements (“display advertising”), and other sources.

Search Revenue.    Search revenue is generated from mobile and desktop clicks on text-based links to advertisers’ websites that appear primarily on search results pages (“search advertising”). The Company recognizes revenue from search advertising on Yahoo Properties and Affiliate sites. Search revenue is recognized based on Paid Clicks. A Paid Click occurs when an end-user clicks on a sponsored listing on Yahoo Properties and Affiliate sites for which an advertiser pays on a per click basis. The Company also sells search traffic to certain customers where it does not have a direct relationship with the advertiser, in which case revenue is also recognized based on Paid Clicks. In the Microsoft Search Agreement, the Company agreed to request paid search results from Microsoft for 51 percent of search queries originating from desktop computers accessing Yahoo Properties and Affiliate sites (the “Volume Commitment”). There is no such Volume Commitment for traffic generated on mobile devices.

Display Revenue.    The Company recognizes revenue from display advertising on Yahoo Properties and Affiliate sites as impressions of or clicks on display advertisements, including native ads, are delivered. Impressions are delivered when a sold advertisement appears in pages viewed by users. Clicks are delivered when a user clicks on an advertisement. Arrangements for these services generally have terms of up to one year. For display advertising on Affiliate sites, the Company pays Affiliates from the revenue generated from the display of these advertisements on the Affiliate sites. Traffic acquisition costs (“TAC”) are payments made to Affiliates and payments made to companies that direct consumer and business traffic to Yahoo Properties. The display revenue derived from these arrangements that involve traffic supplied by Affiliates is reported gross of the TAC paid to Affiliates (reported as cost of revenue — TAC) when the Company is the primary obligor to the advertisers who are the customers of the display advertising service.

From time-to-time, the Company may offer customized display advertising solutions to advertisers. These customized display advertising solutions combine the Company’s standard display advertising with customized content, customer insights, and campaign analysis which are separate units of accounting. Due to the unique nature of these products, the Company may not be able to establish selling prices based on historical stand-alone sales or third-party evidence; therefore, the Company may use its best estimate to establish selling prices. The Company establishes best estimates within a range of selling prices considering multiple factors including, but not limited to, class of advertiser, size of transaction, seasonality, margin objectives, observed pricing trends, available online inventory, industry pricing strategies, and market conditions. The Company believes the use of the best estimates of selling price allows revenue recognition in a manner consistent with the underlying economics of the transaction.

Other Revenue.    Other revenue includes listings-based services revenue, e-commerce transaction revenue, royalties, patent licenses and fees revenue. Listings-based services revenue is generated from a variety of consumer and business listings-based services, including classified advertising such as Yahoo Local and other services. The Company recognizes listings-based services revenue when the services are performed. Transaction revenue is generated from facilitating commercial transactions through Yahoo Properties, principally from Yahoo Small Business, Yahoo Travel, and Yahoo Shopping. The Company recognizes transaction revenue when there is evidence that qualifying transactions have occurred. Fees revenue consists of revenue generated from a variety of consumer and business fee-based services as well as services for small businesses. The Company recognizes fees revenue when the services are performed.

In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the related fee is reasonably assured. The Company’s arrangements generally do not include a provision for cancellation, termination, or refunds that would significantly impact revenue recognition.

The Company accounts for cash consideration given to customers, for which it does not receive a separately identifiable benefit and cannot reasonably estimate fair value, as a reduction to revenue.

Current deferred revenue is comprised of contractual billings in excess of recognized revenue and payments received in advance of revenue recognition. Long-term deferred revenue includes amounts received for which revenue will not be earned within the next 12 months.

Revenue from related parties, excluding Yahoo Japan, represented less than 1 percent of total revenue for the period from January 1, 2017 to June 15, 2017. Management believes that the terms of the agreements with these related parties are comparable to the terms obtained in arm’s-length transactions with unrelated similarly situated customers of the Company.

Cost of revenue — TAC.    TAC consists of payments made to Affiliates and payments made to companies that direct consumer and business traffic to Yahoo Properties. TAC is either recorded as a reduction of revenue or as cost of revenue — TAC.

TAC recorded as cost of revenue — TAC also relates to the Company’s other offerings. The Company enters into Affiliate agreements of varying duration that involve TAC. There are generally two economic structures of the Affiliate agreements: fixed payments with or without a guaranteed minimum amount of traffic delivered or variable payments based on a percentage of the Company’s revenue or based on a certain metric, such as the number of searches or paid clicks. The Company expenses TAC under two different methods. Agreements with fixed payments are expensed ratably over the term the fixed payment covers or as the traffic is delivered. Agreements based on a percentage of revenue, number of searches, or other metrics are expensed based on the volume of the underlying activity or revenue multiplied by the agreed-upon price or rate.

The Company also has an agreement to compensate a third party, Mozilla Corporation (“Mozilla”), to make the Company the default search provider on certain of Mozilla’s products in the United States. The Company records these payments as cost of revenue — TAC.

Cost of revenue — other.    Cost of revenue — other consists of bandwidth costs, stock-based compensation, content, and other expenses associated with the production and usage of Yahoo Properties, including expense and amortization of developed technology and patents. Cost of revenue — other also includes costs for the Company’s technology platforms and infrastructure, including depreciation expense of facilities and other operating costs, directly related to revenue generating activities.

Amortization of Intangibles.    Amortization of customer, affiliate, and advertiser-related relationships and tradenames, trademarks and domain names are classified within amortization of intangibles. Amortization of developed technology and patents is included in cost of revenue — other.

Product Development.    Product development expenses consist primarily of compensation-related expenses (including stock-based compensation expense) incurred for research and development, the development of, enhancements to, and maintenance and operation of Yahoo Properties, advertising products, technology platforms, and infrastructure. Depreciation expense, third-party technology and development expense, and other operating costs are also included in product development.

Advertising Costs.    Costs of advertising are recorded as expense as advertising space or airtime is used. All other advertising costs are expensed as incurred. For the period from January 1, 2017 to June 15, 2017, advertising expense totaled approximately $78 million, all of which was included in discontinued operations.

Restructuring Charges.    The Company has developed and implemented restructuring initiatives to improve efficiencies across the organization, reduce its cost structure, and/or better align its resources with the Company’s product strategy. As a result of these plans, the Company has recorded restructuring charges comprised principally of employee severance and associated termination costs related to the reduction of its workforce, the consolidation of certain real estate facilities and data centers, losses on subleases, and contract termination costs. The Company’s restructuring plans include one-time termination benefits as well as certain contractual termination benefits or employee terminations under ongoing benefit arrangements. One-time termination benefits are recognized as a liability at estimated fair value when the approved plan of termination has been communicated to employees, unless employees must provide future service, in which case the benefits are recognized ratably over the future service period. Ongoing termination benefits arrangements are recognized as a liability at estimated fair value when the amount of such benefits becomes estimable and payment is probable. Contract termination costs are recognized at estimated fair value when the entity terminates the contract in accordance with the contract terms.

These restructuring initiatives require management to make estimates in several areas including: (i) expenses for severance and other employee separation costs; (ii) realizable values of assets made redundant, obsolete, or excessive; and (iii) the ability to generate sublease income and to terminate lease obligations at the estimated amounts.

Stock-Based Compensation Expense.    The Company recognizes stock-based compensation expense, net of an estimated forfeiture rate and therefore only recognizes compensation costs for those shares expected to vest over the service period of the award. Stock-based awards are valued based on the grant date fair value of these awards; the Company records stock-based compensation expense on a straight-line basis over the requisite service period, generally one to four years.

Calculating stock-based compensation expense related to stock options requires the input of highly subjective assumptions, including the expected term of the stock options, stock price volatility, and the pre-vesting forfeiture rate of stock awards. The Company estimates the expected life of options granted based on historical exercise patterns, which the Company believes are representative of future behavior. The Company estimates the volatility of its common stock on the date of grant based on the implied volatility of publicly traded options on its common stock, with a term of one year or greater. The Company believes that implied volatility calculated based on actively traded options on its common stock is a better indicator of expected volatility and future stock price trends than historical volatility. The assumptions used in calculating the fair value of stock-based awards represent the Company’s best estimates, but these estimates involve inherent uncertainties and the application of management judgment. As a result, if factors change and the Company uses different assumptions, the Company’s stock-based compensation expense could be materially different in the future. In addition, the Company is required to estimate the expected pre-vesting award forfeiture rate, as well as the probability that performance conditions that affect the vesting of certain awards will be achieved, and only recognizes expense for those shares expected to vest. The Company estimates the forfeiture rate based on historical experience of the Company’s stock-based awards that are granted and cancelled before vesting. See Note 9 — “Employee Benefits” for additional information.

Convertible Notes.    In the period from January 1, 2017 to June 15, 2017, the Company recognized $32 million of interest expense related to the 0.00% Convertible Senior Notes due in 2018 (“Notes”).

Recent Accounting Pronouncements.    In March 2016, the FASB issued ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting” as part of its simplification initiative, which involves several aspects of accounting for share-based payment transactions, including the income tax effects, statutory withholding requirements, forfeitures, and classification on the statement of cash flows. Under ASU 2016-09, stock based compensation excess benefits, net of detriments (if any) are now recorded to the consolidated statement of operations. The ASU is effective for public companies for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years. The Company adopted this guidance as of January 1, 2017. The primary impact of adoption was the recognition of the cumulative tax benefits that were not previously recognized because the related tax deduction had not reduced taxes payable. As a result, prospectively beginning January 1, 2017, excess tax benefits, net of detriments have been reflected as an income tax benefit/expense in the consolidated statement of operations resulting in a $22 million tax benefit in the period from January 1, 2017 to June 15, 2017. The Company’s adoption of this ASU also resulted in associated excess tax benefits being classified as an operating activity in the same manner as other cash flows related to income taxes in the statement of cash flows prospectively beginning January 1, 2017. Additional amendments to the accounting for minimum statutory withholding tax requirements had no impact to the Company’s consolidated financial statements. In addition, the Company did not change its accounting principles relative to elements of this standard and continued its existing practice of estimating the number of awards that will be forfeited.

Note 2    Investments

Hortonworks

Prior to the December 12, 2014 initial public offering of Hortonworks, the Company held an approximate 16 percent interest in Hortonworks with an investment balance of $26 million, which was accounted for as a cost method investment. Subsequent to the initial public offering, the Company owns 3.8 million unregistered shares. These shares were subject to a 6-month lock-up period which expired during 2015. These shares are accounted for as an available-for-sale security and had a fair value of $49 million as of June 15, 2017.

The Company also holds warrants that vested upon the initial public offering of Hortonworks, which entitle the Company to purchase an aggregate of 3.7 million shares of Hortonworks common stock upon exercise of the warrants. The Company holds 6.5 million preferred warrants that are exercisable for 3.25 million shares of common stock at an exercise price of $0.01 per share, as well as 0.5 million common warrants that are exercisable for 0.5 million shares of common stock at an exercise price of $8.46 per share. These warrants had a fair value of $45 million as of June 15, 2017. As of June 15, 2017, the Company determined the estimated fair value of the warrants using the Black-Scholes model with the following assumptions:

	Preferred Warrants	Common Warrants
Expected dividend yield	0%	0%
Risk-free interest rate	1.71%	1.84%
Expected volatility	44.0%	44.0%
Expected life (in years)	3.04	5.99

During the period from January 1, 2017 to June 15, 2017, the Company recorded a gain of $16 million related to the mark to market of the respective warrants as of June 15, 2017, which was included within other income, net in the Company’s consolidated statement of operations.

Note 3    Consolidated Financial Statement Details

Other Income, Net

Other income, net for the period from January 1, 2017 to June 15, 2017 for continuing operations were as follows (in thousands):

Interest and investment income	$38,119
Interest expense	(31,649)
Gain on Hortonworks warrants	15,731
Other	(26)

Total other income, net	$22,175

Interest and investment income consists of income earned from cash and cash equivalents in bank accounts and investments made in marketable debt securities.

Interest expense is related to the Notes.

During the period from January 1, 2017 to June 15, 2017, the Company recorded a gain of $16 million due to the change in estimated fair value of the Hortonworks warrants, which was included within other income, net in the Company’s consolidated statement of operations. See Note 2 — “Investments” for additional information.

Other income, net for the period from January 1, 2017 to June 15, 2017 for discontinuing operations were as follows (in thousands):

Interest and investment income	$1,259
Interest expense	(2,932)
Foreign exchange gain	11,235
Other	2,875

Total other income, net from discontinued operations	$12,437

Interest and investment income consists of income earned from cash and cash equivalents in bank accounts.

Interest expense is related to notes payable related to building and capital lease obligations for data centers.

Foreign exchange gain consists of foreign exchange gains and losses due to re-measurement of monetary assets and liabilities denominated in non-functional currencies, and unrealized and realized foreign currency transaction gains and losses, including gains and losses related to balance sheet hedges.

Other consists of gains from other non-operational items.

Reclassifications Out of Accumulated Other Comprehensive Income

Reclassifications out of accumulated other comprehensive income for the period from January 1, 2017 to June 15, 2017 were as follows (in thousands):

	Amount Reclassified from Accumulated Other Comprehensive Income	Affected Line Item in the Statement of Income
Realized losses on available-for-sale securities, net of tax	$289	Other income, net
Realized losses on foreign currency translation adjustments (“CTA”) related to disposal of Yahoo Operating Business	248,461	Income from discontinued operations, net of income taxes

Total reclassifications for the period	$248,750

Note 4    Discontinued Operations

On July 23, 2016, the Company entered into a Stock Purchase Agreement (the “Original Stock Purchase Agreement”) with Verizon, pursuant to which the Company agreed to sell (the “Sale Transaction”) all of the outstanding shares of Yahoo Holdings, Inc., a newly formed wholly-owned subsidiary of the Company (“Yahoo Holdings”), which immediately prior to the sale owned Yahoo Operating Business.

Concurrently with the execution of the Original Stock Purchase Agreement, the Company entered into a Reorganization Agreement with Yahoo Holdings, pursuant to which the Company will transfer to Yahoo Holdings prior to the consummation of the Sale Transaction all of its assets and liabilities relating to its operating business, other than specified excluded assets and retained liabilities.

On February 20, 2017, the Company and Verizon entered into an Amendment to the Stock Purchase Agreement amending the Original Stock Purchase Agreement (the “SPA Amendment” and, together with the Original Stock Purchase Agreement, the

“Amended Stock Purchase Agreement”), and, concurrently with the execution of the SPA Amendment, the Company and Yahoo Holdings entered into an Amendment to the Reorganization Agreement amending the Original Reorganization Agreement (the “RA Amendment”).

The RA Amendment provides, among other things, that the Company and Verizon will each be responsible for 50 percent of certain post-closing cash liabilities related to the Security Incidents (as defined in Note 8 below).

On June 8, 2017, at the special meeting, the shareholders of Yahoo!, Inc. approved the sale of Yahoo Operating Business to Verizon.

On June 13, 2017, the Company completed the sale of Yahoo Operating Business and received the cash proceeds of $4.5 billion, net of cash divested of $230 million. The sale price is subject to working capital adjustments that will be finalized pursuant to the Amended Stock Purchase Agreement. Upon closing, the Company recorded a gain of $2.7 billion, net of transaction costs, which was included within income from discontinued operations, net of income taxes in the Company’s consolidated statement of operations. We have classified the results of Yahoo Operating Business as discontinued operations in our consolidated statement of operations for the period presented in this report.

Disposed Assets and Liabilities

The following table presents the aggregate carrying amounts of the classes of assets and liabilities of discontinued operations of Yahoo Operating Business at the time of disposal (in thousands):

Carrying amounts of assets included as part of discontinued operations:
Cash and cash equivalents	$230,092
Accounts receivable, net	900,131
Prepaid expenses and other current assets	145,339

Current assets of discontinued operations	1,275,562

Property and equipment, net	1,143,713
Goodwill	429,653
Intangible assets, net	128,675
Other long-term assets and investments	69,939

Long-term assets of discontinued operations	1,771,980

Total assets of discontinued operations	$3,047,542

Carrying amounts of liabilities included as part of discontinued operations:
Current liabilities:
Accounts payable	$206,547
Other accrued expenses and current liabilities	780,807
Deferred revenue	101,562

Current liabilities of discontinued operations	1,088,916
Long-term deferred revenue	44,838
Other long-term liabilities	89,172
Deferred and other long-term tax liabilities	10,800

Long-term liabilities of discontinued operations	144,810

Total liabilities of discontinued operations	$1,233,726

Financial Results of Disposed Operations

The financial results of Yahoo Operating Business are presented as income from discontinued operations, net of income taxes in our consolidated statement of operations. The following table presents financial results of Yahoo Operating Business (in thousands):

Revenue	$2,381,412
Operating expenses:
Cost of revenue — traffic acquisition costs	888,502
Cost of revenue — other	458,480
Sales and marketing	384,806
Product development	461,451
General and administrative	272,269
Amortization of intangibles	20,202
Restructuring charges, net	8,988

Total operating expenses	2,494,698

Loss from operations of discontinued operations	(113,286)
Other income, net	12,437
Pretax gain on disposal of discontinued operations	2,745,930

Income from discontinued operations before income taxes	2,645,081
Provision for income taxes	(61,672)
Net income attributable to noncontrolling interests	(1,050)

Income from discontinued operations, net of income taxes	$2,582,359

Stock-based compensation expense by function:
Cost of revenue — other	$14,009
Sales and marketing	56,153
Product development	91,135
General and administrative	32,868

Yahoo Operating Business had operations in Americas, EMEA, and Asia Pacific segments.

Supplementary Cash Flow Information

The following table summarizes depreciation, amortization, capital expenditures, and non-cash stock-based compensation expense for discontinued operations for the period from January 1, 2017 to June 12, 2017 (in thousands):

Depreciation	$165,938
Amortization of intangibles	$33,991
Acquisition of property and equipment	$96,980
Change in non-cash acquisitions of property and equipment	$(2,448)
Stock-based compensation expense	$193,715

Note 5    Basic and Diluted Net Income Attributable to Altaba Inc. Common Stockholders Per Share from Continuing and Discontinued Operations

Basic and diluted net income attributable to continuing operations per share is computed using the weighted average number of common shares outstanding during the period, excluding net income attributable to participating securities (restricted stock units granted under the Directors’ Stock Plan (the “Directors’ Plan”)). Diluted net income per share is computed using the weighted average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares are calculated using the treasury stock method and consist of unvested restricted stock, the incremental common shares issuable upon the exercise of stock options. As a result of the adoption of ASU 2016-09, the excess tax benefit from stock-based awards is no longer included in the calculation of diluted shares under the treasury stock method. This has been applied prospectively. See Note 1 — “The Company and Summary of Significant Accounting Policies” for additional information.

The Company takes into account the effect on consolidated net income per share of dilutive securities of entities in which the Company holds equity interests that are accounted for using the equity method.

For the period from January 1, 2017 to June 15, 2017, potentially dilutive securities representing approximately 45,000 shares of common stock were excluded from the computation of diluted earnings per share for the period because their effect would have been anti-dilutive.

The Company has the option to pay cash, issue shares of common stock or any combination thereof for the aggregate amount due upon conversion of the Notes. The Company’s intent is to settle the principal amount of the Notes in cash upon conversion. As a result, upon conversion of the Notes, only the amounts payable in excess of the principal amounts of the Notes are considered in diluted earnings per share under the treasury stock method.

The denominator for diluted net income per share also does not include any effect from the note hedges. In future periods, the denominator for diluted net income per share will exclude any effect of the note hedges, if their effect would be anti-dilutive. In the event an actual conversion of any or all of the Notes occurs, the shares that would be delivered to the Company under the note hedges are designed to neutralize the dilutive effect of the shares that the Company would issue under the Notes.

Discontinued operations income per share is presented in this footnote. Refer to Note 4 — “Discontinued Operations” for more information.

The following table sets forth the computation of basic and diluted net income per share from continuing and discontinued operations for the period from January 1, 2017 to June 15, 2017 (in thousands, except per share amounts):

Basic:
Numerator:
Net income from continuing operations	$1,487,544
Less: Net income attributable to participating securities	(20)

Net income attributable to continuing operations — basic:	$1,487,524

Net income from discontinued operations, net of income taxes	$2,582,359
Less: Net income attributable to participating securities	(35)

Net income attributable to discontinued operations — basic:	$2,582,324

Net income attributable to Altaba Inc. common stockholders — basic	$4,069,848

Denominator:
Weighted average common shares	956,730

Income per share — basic:
Net income attributable to continuing operations per share — basic	$1.55
Net income attributable to discontinued operations per share — basic	2.70

Net income attributable to Altaba Inc. common stockholders per share — basic	$4.25

Diluted:
Numerator:
Net income from continuing operations	$1,487,544
Less: Net income attributable to participating securities	(20)
Less: Effect of dilutive securities issued by equity investees	(2,364)

Net income attributable to continuing operations — diluted:	$1,485,160

Net income from discontinued operations	$2,582,359
Less: Net income attributable to participating securities	(35)

Net income attributable to discontinued operations — diluted	$2,582,324

Net income attributable to Altaba Inc. common stockholders — diluted	$4,067,484

Denominator:
Denominator for basic calculation	956,730
Weighted average effect of Altaba Inc. dilutive securities:
Restricted stock units	5,372
Stock options	2,540

Denominator for diluted calculation	964,642

Income per share — diluted:
Net income attributable to continuing operations per share — diluted	$1.54
Net income attributable to discontinued operations per share — diluted	2.68

Net income attributable to Altaba Inc. common stockholders per share — diluted	$4.22

Note 6    Investments in Equity Interests Accounted for Using the Equity Method of Accounting

Yahoo Japan

During April 1996, the Company signed a joint venture agreement with Softbank, as amended in September 1997, which formed Yahoo Japan. Yahoo Japan was formed to establish and manage a local version of Yahoo in Japan.

The investment in Yahoo Japan is accounted for using the equity method through June 15, 2017. The Company records its share of the results of Yahoo Japan and any related amortization expense, one quarter in arrears within earnings in equity interests in the consolidated statement of operations. As of June 15, 2017, the Company’s ownership interest in Yahoo Japan was 35.5%.

The Company makes adjustments to the earnings in equity interests line in the consolidated statement of operations for any material differences between U.S. GAAP and International Financial Reporting Standards (“IFRS”) issued by the International Accounting Standards Board, the standards by which Yahoo Japan’s financial statement are prepared.

During the period from January 1, 2017 to June 15, 2017, the Company received cash dividends from Yahoo Japan in the amounts of $152 million, net of withholding taxes, respectively, which were recorded as reductions to the Company’s investment in Yahoo Japan.

The following table presents summarized financial information derived from Yahoo Japan’s consolidated financial statements, which are prepared on the basis of IFRS. The Company has made adjustments to the Yahoo Japan summarized financial information to address differences between IFRS and U.S. GAAP that materially impact the summarized financial information below. Any other differences between U.S. GAAP and IFRS did not have any material impact on the Yahoo Japan’s summarized financial information presented below (in thousands):

Six Months Ended March 31, 2017
Operating data:
Revenue	$2,440,809
Gross profit	$1,900,828
Income from operations	$893,474
Net income	$611,035
Net income attributable to Yahoo Japan	$609,754

	September 30, 2016	March 31, 2017
Balance sheet data:
Current assets	$7,155,657	$7,764,186
Long-term assets	$4,332,498	$4,068,417
Current liabilities	$2,866,924	$2,974,472
Long-term liabilities	$435,253	$678,690
Noncontrolling interests	$209,363	$246,705

Since acquiring its equity interest in Yahoo Japan, the Company has recorded cumulative earnings in equity interests, net of dividends received and related taxes on dividends, of $4.2 billion as of June 15, 2017.

Under technology and trademark license and other commercial arrangements with Yahoo Japan, the Company records revenue from Yahoo Japan based on a percentage of advertising revenue earned by Yahoo Japan. The Company recorded revenue from Yahoo Japan of approximately $116 million for the period from January 1, 2017 to June 15, 2017, which was included within income from discontinued operations, net of income taxes in the consolidated statement of operations.

Note 7    Foreign Currency Derivative Financial Instruments

The Company uses derivative financial instruments, primarily forward contracts, to mitigate risk associated with adverse movements in foreign currency exchange rates.

The Company records all derivatives in the consolidated balance sheets at fair value, with assets included in prepaid expenses and other current assets or other long-term assets, and liabilities included in accrued expenses and other current liabilities or other long-term liabilities. The Company’s accounting treatment for these instruments is based on whether or not the instruments are designated as a hedging instrument. The effective portions of net investment hedges are recorded in other comprehensive income as a part of the cumulative translation adjustment. The effective portions of cash flow hedges are recorded in accumulated other comprehensive income until the hedged item is recognized in revenue on the consolidated statement of operations when the underlying hedged revenue is recognized. Any ineffective portions of net investment hedges and cash flow hedges are recorded in other income, net on the Company’s consolidated statement of operations. For balance sheet hedges, changes in the fair value are recorded in other income, net on the Company’s consolidated statement of operations.

The Company has master netting arrangements, which are designed to reduce credit risk by permitting net settlement of foreign exchange contracts with the same counterparty, subject to applicable requirements. The Company presents its derivative assets and liabilities at their gross fair values on the consolidated balance sheets. The Company is not required to pledge, and is not entitled to receive, cash collateral related to these derivative transactions.

Designated as Hedging Instruments

Net Investment Hedges.    The Company hedged, on an after-tax basis, a portion of its net investment in Yahoo Japan with forward contracts to reduce the risk that its investment in Yahoo Japan will be adversely affected by foreign currency exchange rate fluctuations.

Foreign currency derivative activity for the period from January 1, 2017 to June 15, 2017 was as follows (in millions):

	Beginning Fair Value	Settlement Payment (Receipt), Net	Gain (Loss) Recorded in Other Income, Net	Gain (Loss) Recorded in Other Comprehensive Income (Loss)		Gain (Loss) Recorded in Revenue	Ending Fair Value
Derivatives designated as hedging instruments:
Net investment hedges	$(9)	$18	$—	$(9)	(*)	$—	$—

(*)	This amount does not reflect the tax impact of $3.4 million recorded during the period from January 1, 2017 to June 15, 2017.

See the Foreign Currency and Derivative Financial Instruments section within Note 1 — “The Company and Summary of Significant Accounting Policies” for additional information.

Note 8    Commitments and Contingencies

General

The Company has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Company’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 8, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 8; (ii) determined that an unfavorable outcome is probable or reasonably possible; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, the legal proceedings remain in the early stages, alleged damages have not been specified, there is uncertainty as to the likelihood of a class or classes being certified or the ultimate size of any class if certified, and there are significant factual and legal issues to be resolved. The Company will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Company, its subsidiaries, directors, or officers in these matters, the Company may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Company’s financial position, results of operations, or cash flows. The Company may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Company may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Company disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Company’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Company disclosed that, based on its outside forensic expert’s analysis of data files provided to the Company in November 2016 by law enforcement, the Company believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). In November and December 2016, the Company disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Company’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.”

Numerous putative consumer class action lawsuits were filed against the Company in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK; (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895; (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; and (7) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16. Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Company’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief.

In addition, as described above, putative stockholder class actions have been filed against the Company and certain current officers of the Company on behalf of persons who purchased or otherwise acquired the Company’s stock between April 30, 2013 and December 14, 2016, an additional putative class action was filed against certain former directors and officers of the Company on behalf of stockholders of the Company, and six stockholder derivative actions have been filed purportedly on behalf of the Company against its former directors and officers, each asserting claims related to the Security Incidents.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief.

In addition, the Company is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney’s office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the Reorganization Agreement, Yahoo!, Inc. continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

Other Legal Contingencies

Patent Matters.    From time to time, third parties have asserted patent infringement claims against the Company. Currently, the Company is engaged in lawsuits regarding patent issues and has been notified of other potential patent disputes. Following the sale of the Yahoo Operating Business to Verizon, Verizon has assumed responsibility for these claims.

Stockholder and Securities Matters.    On April 22, 2015, a stockholder action captioned Cathy Buch v. David Filo, et al., C.A. No. 10933-VCL, was filed in the Delaware Court of Chancery against the Company and certain of its then-current and former directors. The complaint asserts both derivative claims, purportedly on behalf of the Company, and class action claims, purportedly on behalf of the plaintiff and all similarly situated stockholders, relating to the termination of, and severance payments made to, the Company’s former chief operating officer, Henrique de Castro. The plaintiff claims that certain former board members allegedly violated or acquiesced in the violation of the Company’s Bylaws when Mr. de Castro was terminated without cause, and breached fiduciary duties by allowing the Company to make allegedly false and misleading statements regarding the value of his severance. The plaintiff has also asserted claims against Mr. de Castro. The plaintiff seeks to have the full Board reassess the propriety of terminating Mr. de Castro without cause, potentially leading to disgorgement in favor of the Company of the severance paid to Mr. de Castro, an equitable accounting, monetary damages, declaratory relief, injunctive relief, and an award of attorneys’ fees and costs. The Company and the individual defendants filed a motion to dismiss the action, which the Court denied in part and granted in part on July 27, 2016. On April 5, 2017, the Court denied the Company’s motion for partial judgment on the pleadings. On May 19, 2017, a motion to dismiss the plaintiff’s derivative claims was filed by a Special Litigation Committee that was formed by the Company’s board of directors. On August 8, 2017, the Court approved the parties’ joint stipulation seeking Court approval to dismiss plaintiff’s claims with prejudice. The Company agreed to pay a mootness fee to plaintiff’s counsel in the amount of $2,385,000.

On January 27, 2016, a stockholder action captioned UCFW Local 1500 Pension Fund v. Marissa Mayer, et al., 3:16-cv-00478-RS, was filed in the U.S. District Court for the Northern District of California against the Company, and certain then-current and former officers and directors of the Company. On April 29, 2016, the plaintiff filed an amended complaint. The amended complaint asserts derivative claims, purportedly on behalf of the Company, for violations of the 1940 Act, breach of fiduciary duty, unjust enrichment, violations of Delaware General Corporation Law Section 124, and violations of California Business & Professions Code Section 17200. The amended complaint seeks to rescind the Company’s employment contracts with the individual defendants because those defendants allegedly caused the Company to illegally operate as an unregistered investment company. The plaintiff seeks disgorgement in favor of the Company, rescission, and an award of attorneys’ fees and costs. In addition, the amended complaint asserts a direct claim against the Company for alleged violation of Delaware General Corporation Law Section 124(1), based on the allegation that the Company has illegally operated as an unregistered investment company. Pursuant to this claim, the plaintiff seeks injunctive relief preventing the Company from entering into any future contracts, including any contracts to sell its assets. On October 19, 2016, the District Court dismissed the amended complaint, with leave to amend. On November 18, 2016, the plaintiff filed a second amended complaint seeking substantially the same relief as it did in the amended complaint. On February 10, 2017, the District Court dismissed the second amended complaint with prejudice. On March 10, 2017, the plaintiff filed a notice of appeal, which has been docketed in the United States Court of Appeals for the Ninth Circuit as Case No. 17-15435.

In January 2017, a stockholder action captioned Madrack v. Yahoo! Inc., et al., Case No. 5:17-cv-00373-LHK, was filed in the U.S. District Court for the Northern District of California against the Company and certain of its former officers. In March 2017, a similar stockholder action captioned Talukder v. Yahoo! Inc., et al., was filed in the U.S. District Court for the Northern District of California. In April 2017, the Court consolidated the two cases. In June, the plaintiffs filed a first amended complaint purporting to represent a class of investors who purchased or otherwise acquired the Company’s stock between April 30, 2013 and December 14, 2016. The complaint asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder. The complaint alleges that the Company’s public disclosures about its business, operations, and compliance policies were materially misleading in light of the Security Incidents discussed under “Security Incidents Contingencies” above. The complaint seeks class certification, damages, interest, and an award of attorneys’ fees and costs. On July 28, the Company and the former Yahoo officers named as defendants moved to dismiss plaintiffs’ first amended complaint.

In February 2017, stockholder derivative actions captioned Summer v. Marissa Mayer, et al, Case No. 5:17-cv-00787, and Bowser v. Marissa Mayer, et al., Case No. 5:17-cv-00810, were filed in the U.S. District Court for the Northern District of California purportedly on behalf of the Company against certain of its then-current and former directors and officers. The complaints allege that defendants failed to disclose the Security Incidents and caused or allowed the Company to issue materially false and misleading statements in its public filings and other public statements. The complaints assert derivative claims, purportedly on behalf of the Company, for breach of fiduciary duty, unjust enrichment, and violations of Sections 14(a) and 20(a) of the Exchange Act. The complaints seek unspecified damages, disgorgement of profits and compensation obtained by the defendants, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. In May 2017, the Court consolidated the two cases, and on July 6, 2017, plaintiffs filed a consolidated stockholder derivative complaint asserting the same claims, as well as claims of insider trading, purportedly on behalf of Yahoo, against certain defendants under California Corporations Code sections 25402 and 25403.

In March 2017, a stockholder derivative and class action captioned Spain v. Marissa Mayer, et al., Case No. 17CV207054, was filed in the Superior Court of California for the County of Santa Clara. In May, the plaintiff filed an amended complaint. The complaint asserts claims for breach of fiduciary duty, purportedly on behalf of the Company, against certain of the Company’s then-current and former directors and officers. The complaint alleges that defendants failed to prevent and disclose the Security Incidents and caused or allowed the Company to issue materially false and misleading statements in its public filings and other public statements. The complaint also asserts claims of insider trading, purportedly on behalf of the Company, against certain defendants under California Corporations Code sections 25402 and 25403. The complaint also asserts direct claims, purportedly on behalf of then-current the Company stockholders, against the individual defendants for breach of fiduciary duty relating to disclosures in the proxy statement relating to the Sale Transaction concerning the negotiation and approval of the Stock Purchase Agreement and against Verizon for aiding and abetting the individual defendants’ alleged breach of fiduciary duty. The complaint seeks class certification, unspecified damages, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. Multiple shareholder plaintiffs have filed stockholder derivative actions making similar claims, including: The LR Trust, et al. v. Marissa Mayer, et al., Case No. 17CV306525 (Cal. Sup. Ct.); Plumbers and Pipefitters National Pension Fund v. Marissa Mayer, et al., Case No. 17CV310992 (Cal. Sup. Ct.). On July 10, 2017, the Court issued an order consolidating these actions with the Spain action, and on August 3, 2017, the plaintiffs filed a consolidated complaint. A similar stockholder derivative action has also been filed in the Delaware Court of Chancery, captioned Oklahoma Firefighters Pension and Retirement System v. Eric Brandt, et al., Case No. 2017-0133-SG. In May, the Court issued an order staying this action in favor of the Spain action pending in California Superior Court for the County of Santa Clara.

TCPA Litigation Concerning Yahoo Messenger.    On March 21, 2014 and April 16, 2014, civil complaints were filed in the U.S. District Court for the Northern District of Illinois by plaintiffs Rachel Johnson and Zenaida Calderin, respectively, against the Company, alleging that the process by which Yahoo Messenger sends a notification SMS message in addition to delivering a user’s instant message to a recipient’s cellular telephone constitutes a violation of the Telephone Consumer Protection Act (“TCPA”), 47 U.S.C. §227. The penalty per violation ranges from $500 to $1,500. The complaints, which were consolidated, seek statutory damages for a purported class of plaintiffs. In January 2016, the District Court denied class certification treatment proposed by plaintiff Calderin, who accepted a $1,500 offer of judgment to resolve her case in its entirety. The District Court certified a class proposed by plaintiff Johnson comprising more than 300,000 potential members. The Company sought permission from the United States Court of Appeals for the Seventh Circuit to appeal the District Court’s certification order, which the Court of Appeals denied. No decision has been made on the merits of plaintiffs’ claims, which the Company is defending vigorously. The Company also previously defended related litigation in the United States District Court for the Southern District of California, which denied class certification in September 2015. That case was dismissed with prejudice in March 2016. Following the sale of the Yahoo Operating Business to Verizon, Verizon has assumed responsibility for this litigation.

Note 9    Employee Benefits

Benefit Plans.    The Company maintains a 401(k) plan (the “401(k) Plan”) for its full-time employees in the U.S. The 401(k) Plan allows employees of the Company to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 to 100 percent of their annual compensation to the 401(k) Plan. The Company matches employee contributions at a rate of 25 percent through June 15, 2017 and 100 percent thereafter, up to the IRS prescribed amount. Both employee and employer contributions vest immediately upon contribution. During the period from January 1, 2017 to June 15, 2017, the Company’s contributions to the 401(k) Plan amounted to approximately $11 million, most of which was included in discontinued operations. The Company also contributed approximately $6 million to its other defined contribution retirement benefit plans outside of the U.S. for the period from January 1, 2017 to June 15, 2017, which was all included in discontinued operations.

Stock Plans.    Prior to the sale of Yahoo Operating Business, the Stock Plan provided for the issuance of stock-based awards to employees, including executive officers, and consultants. The Stock Plan permitted the granting of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, and dividend equivalents.

Options outstanding under the Stock Plan will be required to be exercised by September 13, 2017.

The Stock Plan permits the granting of restricted stock and restricted stock units (collectively referred to as “restricted stock awards”). The restricted stock award vesting criteria are generally the passing of time, meeting certain performance-based objectives, or a combination of both, and continued employment through the vesting period (which varies but generally does not exceed four years). Restricted stock award grants are generally measured at fair value on the date of grant based on the number of shares granted and the quoted price of the Company’s common stock. Such value is recognized as an expense over the corresponding service period.

The Stock Plan provides for the issuance of a maximum of 784 million shares, of which 147 million shares were still available for award grant purposes as of June 15, 2017. Each share of the Company’s common stock issued in settlement of “full-value awards” (which include all awards other than options and stock appreciation rights) granted on or after June 25, 2009 under the Stock Plan counted as 1.75 shares against the Stock Plan’s share limit. Each share of the Company’s common stock issued in settlement of “full-value awards” granted on or after June 25, 2014 under the Stock Plan is counted as 2.5 shares against the Stock Plan’s share limit.

The Directors’ Plan provided for the grant of nonqualified stock options and restricted stock units to non-employee directors of the Company. The Directors’ Plan provides for the issuance of up to 9 million shares of the Company’s common stock, of which approximately 4 million were still available for award grant purposes as of June 15, 2017. Each share of the Company’s common stock issued in settlement of restricted stock units granted after the Company’s 2006 annual meeting of shareholders under the Directors’ Plan is counted as 1.75 shares against the Directors’ Plan’s share limit.

Options outstanding under the Directors’ Plan will be required to be exercised by September 13, 2017.

Restricted stock units granted under the Directors’ Plan generally vested in equal quarterly installments over a one-year period following the date of grant and, once vested, are generally payable in an equal number of shares of the Company’s common stock on the earlier of the end of the one-year vesting period or the date the director ceases to be a member of the Board (subject to any deferral election that may be made by the director).

Until the sale of Yahoo Operating Business, non-employee directors were also permitted to elect an award of restricted stock units or a stock option under the Directors’ Plan in lieu of a cash payment of their quarterly Board retainer and any cash fees for serving on committees of the Board. Such stock options or restricted stock unit awards granted in lieu of cash fees were fully vested on the grant date. Effective June 13, 2017, automatic grants were no longer available under the Directors’ Plan.

As a result of the Company’s registration as an investment company under the 1940 Act on June 16, 2017, Altaba will no longer offer the equity compensation as part of its compensation arrangements. The 1940 Act imposes limitations on the investment companies’ ability to use equity compensation and, as such, the Company has 120 days to terminate the Stock Plan and the Directors’ Plan.

See Note 1 — “The Company and Summary of Significant Accounting Policies” for more information related to the registration of the Company as an investment company.

Stock Options.    The Company’s Stock Plan, the Directors’ Plan, and stock-based awards assumed through acquisitions (including stock-based commitments related to continued service of acquired employees, such as holdbacks by Altaba of shares of Altaba common stock issued to founders of acquired companies in connection with certain of the Company’s acquisitions) are collectively referred to as the “Plans”. Stock option activity under the Company’s Plans for the period from January 1, 2017 to June 15, 2017 is summarized as follows (in thousands, except years and per share amounts):

	Shares	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2017	4,494	$20.04	2.77	$72,708
Options exercised	(483)	$14.57
Options expired	(13)	$22.68
Options cancelled/forfeited	(10)	$14.57
Outstanding at June 15, 2017 (1)	3,988	$20.71	0.25	$135,978

Vested at June 15, 2017	3,988	$20.71	0.25	$135,978

Exercisable at June 15, 2017 (1)	3,988	$20.71	0.25	$135,978

(1)

As a result of the sale of Yahoo Operating Business to Verizon, the Company accelerated 224,000 shares of stock options outstanding as of June 12, 2017 and recognized additional expense of $2.6 million recorded within income from discontinued operations, net of income taxes in the consolidated statement of operations. The remaining balance as of June 15, 2017 represents the shares which are a subject to expiration within 90 calendar days after the close.

The Company did not grant any options during the period from January 1, 2017 to June 15, 2017.

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the aggregate difference between the closing stock price of the Company’s common stock on June 15, 2017 and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised June 15, 2017.

The total intrinsic values of options exercised from January 1, 2017 to June 15, 2017 was $17 million.

Cash received from option exercises for the period from January 1, 2017 to June 15, 2017 was $7 million.

Restricted Stock and Restricted Stock Units.    Restricted stock and restricted stock unit activity under the Plans for the period from January 1, 2017 to June 15, 2017 is summarized as follows (in thousands, except per share amounts):

	Shares	Weighted Average Grant Date Fair Value Per Share
Awarded and unvested at January 1, 2017 (1)	22,250	$41.40
Granted (2)	7,129	$45.94
Vested	(5,618)	$36.26
Accelerated (3)	(736)	$29.99
Substituted (4)	(19,049)	$39.92
Cancelled/Forfeited	(3,976)	$38.66

Awarded and unvested at June 15, 2017 (3)	—	$—

(1)

Includes the maximum number of shares issuable under the Company’s performance-based restricted stock unit awards (including future-year tranches for which performance goals had not been set) as of the date shown.

(2)

Includes the maximum number of shares issuable under the performance-based restricted stock unit awards granted during the period from January 1, 2017 through June 15, 2017 (including future-year tranches for which performance goals had not been set during the period); excludes tranches of previously granted performance-based restricted stock units for which performance goals were set during the period from January 1, 2017 through June 15, 2017.

(3)

As a result of the sale of Yahoo Operating Business to Verizon, the Company accelerated restricted stock and restricted stock units outstanding as of June 12, 2017 and recognized the additional expense of $2.4 million and $7.3 million recorded within income from continuing operations and income from discontinued operations, net of income taxes, respectively, in the consolidated statement of operations.

(4)	Represents portion of shares assumed by Verizon at the sale of Yahoo Operating Business and substituted for Verizon shares for employees continuing their employment with Verizon.

The total fair value of restricted stock awards vested during the period from January 1, 2017 to June 15, 2017 was $226 million.

During the period from January 1, 2017 to June 15, 2017, 6.4 million shares that were subject to previously granted restricted stock units vested. These vested restricted stock awards were net share settled. The Company withheld 2.3 million shares based upon the Company’s closing stock price on the vesting date, to satisfy the Company’s tax withholding obligation relating to the employees’ minimum statutory obligation for the applicable income and other employment taxes. The Company then remitted cash to the appropriate taxing authorities.

Total payments for the employees’ tax obligations to the relevant taxing authorities were $108 million for the period from January 1, 2017 to June 15, 2017 and are reflected as a financing activity within the consolidated statement of cash flows. The payments were used for tax withholdings related to the net share settlements of restricted stock units. The payments had the effect of share repurchases by the Company as they reduced the number of shares that would have otherwise been issued on the vesting date and were recorded as a reduction of additional paid-in capital.

Note 10    Income Taxes

Income Taxes for Continuing Operations

The components of income before income taxes and earnings in equity interests from continuing operations for the period from January 1, 2017 to June 15, 2017 are as follows (in thousands):

United States	$13,975

The benefit for income taxes for continuing operations for the period from January 1, 2017 to June 15, 2017 is composed of the following (in thousands):

Current:
United States federal	$(22,693)
State	8,008

Total current provision for income taxes	$(14,685)

Deferred:
United States federal	2,068,944
State	(3,329,371)

Total deferred benefit for income taxes	$(1,260,427)

Benefit for income taxes	$(1,275,112)

The benefit for income taxes differs from the amount computed by applying the federal statutory income tax rate to income before income taxes and earnings in equity interests from continuing operations for the period from January 1, 2017 to June 15, 2017 as follows (in thousands):

Income tax at the U.S. federal statutory rate of 35 percent	$4,891
State income taxes, net of federal benefit	11,954
Stock-based compensation expense	124
Dividends from investments	2,765
Investments change in deferred	(1,282,302)
Change in valuation allowance	(13,478)
Other	934

Benefit for income taxes	$(1,275,112)

For the period from January 1, 2017 to June 15, 2017, interest and penalties recorded in the consolidated statement of operations was a charge of $9.5 million.

Included in investments change in deferreds above is a benefit of $2.2 billion related to a tax rate change applicable to our deferred tax liability, offset by a provision of $913 million related to undistributed earnings of Yahoo Japan.

The Company is required to measure deferred tax assets and liabilities by applying the enacted statutory tax rates that are applicable to future years in which deferred tax assets or liabilities are expected to be settled or realized for differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Any change in tax rates on deferred tax assets and liabilities is recognized in net income in the period in which the tax rate change is enacted. As a result of the sale of Yahoo Operating Business, the state tax rates in which deferred tax assets and liabilities are expected to be settled or realized decreased. Most of the deferred tax liability that was adjusted related to Company’s investment in Alibaba and the effect of the adjustment was included in income at June 15, 2017.

Yahoo Japan historically qualified as a corporate joint venture. The Company asserted that the undistributed earnings of Yahoo Japan were indefinitely reinvested, and, therefore, a deferred tax liability was not recognized on those earnings. As a result of the sale of the Yahoo Operating Business, Yahoo Japan no longer qualifies as a corporate joint venture. As such, undistributed earnings of Yahoo Japan can no longer be considered indefinitely reinvested, and, therefore, are subject to tax. This change resulted in a deferred tax liability being recognized at June 15, 2017.

See Note 6 — “Investments in Equity Interests Accounted for Using the Equity Method of Accounting” for additional information related to transactions involving Yahoo Japan.

Pursuant to the Reorganization Agreement, the Company is obligated to indemnify Yahoo Holdings, Inc. for future utilization of certain deferred tax assets. As primary obligor, the Company is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction. Pursuant to the Reorganization Agreement, Yahoo Holdings, Inc. is obligated to indemnify the Company for certain pre-acquisition tax liabilities.

The Company recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. A portion of the amount of accrued interest and penalties is indemnified by Yahoo Holdings, Inc. pursuant to the Reorganization Agreement, whereby Yahoo Holdings, Inc. is obligated to indemnify the Company for certain pre-acquisition tax liabilities.

The Company is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2015. As of June 15, 2017, the Company’s 2011 through 2015 U.S. federal income tax returns are currently under examination. The Company has appealed the proposed California Franchise Tax Board’s adjustments to the 2005 through 2008 returns, but no conclusions have been reached to date. The

Company’s 2009 through 2010 California tax returns are currently under examination. The Company’s 2011 through 2015 tax years remain subject to examination by the California Franchise Tax Board for California tax purposes. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Company believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Note 11    Microsoft Search Agreement

All information presented in this Note relates to discontinued operations.

On December 4, 2009, Yahoo Operating Business entered into the Microsoft Search Agreement. On February 18, 2010, Yahoo Operating Business received regulatory clearance from both the U.S. Department of Justice and the European Commission and on February 23, 2010 Yahoo Operating Business commenced implementation of the Microsoft Search Agreement on a market-by-market basis.

On April 15, 2015, Yahoo Operating Business and Microsoft entered into the Eleventh Amendment, pursuant to which the terms of the Microsoft Search Agreement were amended. Previously under the Microsoft Search Agreement, Microsoft was the exclusive algorithmic and paid search services provider to Yahoo Operating Business on personal computers for Yahoo Properties and for search services provided by Yahoo Operating Business to Affiliate sites. Microsoft was the non-exclusive provider on mobile devices. Pursuant to the Eleventh Amendment, Microsoft will provide such services on a non-exclusive basis for Yahoo Properties and Affiliate sites on all devices. Commencing on May 1, 2015, Yahoo Operating Business agreed to the Volume Commitment and displays only Microsoft’s paid search results on such search result pages. Prior to the Eleventh Amendment, Yahoo Operating Business was entitled to receive the Revenue Share Rate with respect to revenue generated from paid search results on Yahoo Properties and on Affiliate sites after deduction of the Affiliate sites’ share of revenue and certain Microsoft costs. The Revenue Share Rate was 88 percent for the first five years of the Microsoft Search Agreement and then increased to 90 percent on February 23, 2015. Pursuant to the Eleventh Amendment, the Revenue Share Rate increased to 93 percent, but Microsoft now receives its 7 percent revenue share before deduction of the Affiliate site’s share of revenue. Yahoo Operating Business is responsible for paying the Affiliate for the Affiliate site’s share of revenue. Additionally, pursuant to the Eleventh Amendment, Yahoo Operating Business has the ability in response to queries on both personal computers and mobile devices to request algorithmic listings only, paid listings only or both algorithmic and paid listings from Microsoft. To the extent Yahoo Operating Business requests algorithmic listings only or requests paid listings but elects not to display such paid listings, Yahoo Operating Business pays Microsoft serving costs but not a revenue share. In other cases and with respect to the Volume Commitment, the Revenue Share Rate applies.

Previously under the Microsoft Search Agreement, Yahoo Operating Business had sales exclusivity for both Yahoo Operating Business’ and Microsoft’s premium advertisers. For reporting periods prior March 31, 2016, TAC related to the Yahoo Operating Business’ Microsoft Search Agreement was recorded as a reduction to revenue. Pursuant to the Eleventh Amendment, Yahoo Operating Business completed the transition of its exclusive sales responsibilities to Microsoft for Microsoft’s paid search services to premium advertisers in the United States, Canada, and Europe on April 1, 2016 and in its remaining markets (other than Taiwan and Hong Kong) on June 1, 2016.

Following the transition in each respective market, Yahoo Operating Business is considered the principal in the sale of traffic to Microsoft and other customers. As a result, the amounts paid to Affiliates under the Microsoft Search Agreement in the transitioned markets are recorded as cost of revenue — TAC rather than as a reduction to GAAP revenue, resulting in GAAP revenue from the Microsoft Search Agreement being reported on a gross rather than net basis. Effective June 3, 2016, Yahoo Operating Business and Microsoft further amended the Microsoft Search Agreement to provide that sales responsibilities for premium advertisers in Taiwan and Hong Kong will not be transitioned. TAC in those markets will continue to be reported as a reduction to revenue.

The term of the Microsoft Search Agreement is 10 years from its commencement date, February 23, 2010, subject to earlier termination as provided in the Microsoft Search Agreement. As of October 1, 2015, either Yahoo Operating Business or

Microsoft may terminate the Microsoft Search Agreement by delivering a written notice of termination to the other party. The Microsoft Search Agreement will remain in effect for four months from the date of the termination notice to provide for a transition period; however, the Company’s Volume Commitment will not apply in the third and fourth months of this transition period.

Approximately 42 percent of Yahoo Operating Business’ revenue for the period from January 1, 2017 to June 15, 2017 was attributable to the Microsoft Search Agreement. Commencing in the second quarter of 2016, TAC payments related to the Microsoft Search Agreement for transitioned markets, which previously would have been recorded as a reduction to revenue, began to be recorded as a cost of revenue due to a required change in revenue presentation.

No other individual customer accounted for 10 percent or more of Yahoo Operating Business’ revenue for the period from January 1, 2017 to June 15, 2017.

Note 12    Subsequent Events

On June 16, 2017, the Company completed its tender offer, which resulted in the Company purchasing 64,514,767 shares of Altaba at a price of $53.20 per share for an aggregate purchase price of approximately $3.4 billion in cash, which settled on June 22, 2017.

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Eric K. Brandt and Richard L. Kauffman are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant (in millions).

6/16/2017 - 12/31/2017
Audit Fees	$1.4
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

6/16/2017 -12/31/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	6/16/2017 -12/31/2017
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, are as follows: Tor R. Braham, Eric K. Brandt, and Richard L. Kauffman.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ALTABA INC.

PROCEDURES FOR PROXY VOTING AND REPORTS ON FORM N-PX

Proxy Voting Principles

Proxies have economic value and in general must be voted in the interest of the ultimate stockholders. The Fund will vote proxies relating to its portfolio securities in a manner in which the Fund believes is consistent with the best interest of stockholders, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. The Fund will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Fund generally will vote against proposals that the Fund expects would have a negative impact on its portfolio securities, the Fund may vote for such a proposal if there exist compelling long-term reasons to do so.

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The Fund’s proxy voting decisions will be made by the Board. The Board may delegate its authority to make proxy voting decisions to a committee of the Board. To ensure that the Fund’s vote is not the product of a conflict of interest, the Fund will require that: (1) anyone involved in the decision-making process disclose to the Board any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) Directors and employees involved in the decision-making process or vote administration are prohibited from revealing how the Fund currently intends to vote on a proposal in order to reduce any attempted influence from interested parties, except as expressly authorized by the Board.

Proxy Voting Reporting Procedures

The Investment Company Act of 1940 Act requires funds that invest in voting securities to file annually with the SEC on Form N-PX and make available to their shareholders their actual proxy voting record. These procedures are to be followed by the Fund, to coordinate the preparation, review and filing of the Fund’s proxy voting record on Form N-PX, which must be filed with the SEC no later than August 31 of each year for the 12-month period ended June 30.

I.	Preparation

1.	The Fund includes a statement in its annual and semi-annual reports to shareholders and in its Registration Statement (if applicable) that information regarding the Fund’s proxy voting policies as well as information relating to how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling collect at 646-679-2000 and on the SEC’s website at http://www.sec.gov. The Chief Compliance Officer (“CCO”) is responsible for confirming that such information is included in the annual and semi-annual reports and in the Registration Statement.

2.	In preparing the Form N-PX, the CCO compiles or causes the Administrator to compile the proxy voting record information and assembles a draft filing. The CCO transmits the draft to a financial printer to format the report for submission to the SEC via the EDGAR system.

II.	Review

The printer sends a proof of the appropriately formatted Form N-PX EDGAR filing to the Fund’s CCO for review, and the CFO reviews the EDGAR draft for conformity with the Form N-PX submitted to the printer. The CCO also provides the draft to Legal Counsel for review.

III.	Filing

1.	Upon the approval of any necessary changes to the EDGAR filing following review, the CCO authorizes the filing with the SEC of the Form N-PX by the printer.

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2.	Following notification of filing by the printer, the CCO or Legal Counsel accesses the EDGAR system to confirm that the filing is reflected on the system.

IV.	Distribution

If a shareholder requests information on the Fund’s proxy voting policies or the Fund’s proxy voting record, the CCO sends the information included in the most recently filed Registration Statement or Form N-PX, as applicable, within three business days of receipt of the request.

Voting of Alibaba Shares

Pursuant to a legacy voting agreement entered into by Yahoo, Inc., the right to vote proxies related to shares of common stock of Alibaba, Inc. (“Alibaba”) held by the Fund has been granted to Alibaba; as a result, the Fund does not have the authority to vote proxies related to Alibaba shares held by the Fund.

Updated: October 15, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The business and affairs of the Fund are generally managed by the Fund’s officers and employees under the direction of the Board of Directors of the Fund The Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley”) as external investment advisers to manage the cash, cash equivalents, and marketable debt securities portion of the Fund’s assets (the “Marketable Debt Securities Portfolio”). The Board of Directors of the Fund oversees the management of the Marketable debt Securities Portfolio by the External Advisers. Each External Adviser will manage approximately half of the Marketable Debt Securities Portfolio.

Officers of the Fund

Biographical information with respect to the executive officers of the Fund is set forth beginning at page 58 of the Fund’s Consolidated Financial Statements for the period from June 16, 2017 to December 31, 2017 included in Item 1 of this Form N-CSR. The executive officers of the Fund do not manage any other registered investment companies. No significant personnel changes have occurred with respect to the Fund’s executive officers since the Fund registered as an investment company on June 16, 2017.

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The following table provides information regarding the estimated aggregate compensation that is contemplated to be paid under existing agreements or arrangements to each of the Fund’s executive officers, assuming a full fiscal year of operations of the Fund as an investment company.

Name of Officer	Aggregate Estimated Compensation from the Fund(1)
Thomas J. McInerney, Chief Executive Officer and Director(2)	$4,024,000
Arthur Chong, General Counsel and Secretary(3)	$2,024,000
Alexi A. Wellman, Chief Financial and Accounting Officer(4)	$891,000

(1)	Amounts shown represent estimated direct salaries and estimated targeted annual incentive awards to be paid by the Fund as well as certain other benefits, including any amounts deferred under the Fund’s 401(k) plan, as described below under “Officer Compensation” assuming the Fund had a full fiscal year of operations. The amounts shown in the Compensation Table also include the Fund’s matching contributions made to each officer’s account under the Fund’s 401(k) plan equal to $24,000, $24,000 and $16,000 for Mr. McInerney, Mr. Chong and Ms. Wellman respectively. The Fund does not accrue pension benefits to officers as of the date hereof. The amounts shown in the table above do not include the initial value of the deferred compensation incentive awards granted to each of the officers under the Plan, which are further described below.
(2)	Reflects compensation payable to Mr. McInerney in consideration of his services provided to the Fund as its Chief Executive Officer.
(3)	Mr. Chong served as General Counsel and Secretary of Yahoo from March 10, 2017 until the closing of the sale of Yahoo’s operating business to Verizon Communications Inc. (the “Sale Transaction”). Mr. Chong served as an outside legal advisor to Yahoo from October 31, 2016 to March 9, 2017, pursuant to an engagement letter with Yahoo. Pursuant to this engagement, Yahoo compensated Mr. Chong in the amount of $100,000 per month, and also provided reimbursement for reasonable out of pocket expenses (including a car service).
(4)	Prior to the Sale Transaction, Ms. Wellman served as Vice President and Global Controller of Yahoo. Ms. Wellman received from Yahoo $556,250 in cash compensation for service during 2016 and grants of equity awards in 2016 with a value of $549,948 (with grants of equity awards included at their grant date fair value computed in accordance with FASB ASC 718).

Each of the executive officers listed in the table above has entered into an offer letter setting forth the terms and conditions of his or her employment with the Fund, which offer letter became effective on the date of the closing of the Sale Transaction, other than Mr. Chong whose offer letter became effective on March 10, 2017. The letters have no specified term, and each officer’s employment with the Fund is on an at-will basis.

Base Salary and Target Bonus. The letters set forth the following annual base salary for each executive officer: Mr. McInerney – $2 million, Mr. Chong – $1 million, and Ms. Wellman – $500,000. Each such officer will be eligible for a cash annual incentive award targeted at the following percentages of the executive officer’s annual base salary (each percentage, a “Target Bonus”): Mr. McInerney – 100%, Mr. Chong – 100%, and Ms. Wellman – 75%. Mr. Chong’s annual incentive award for his first year after closing of the Sale Transaction will be increased pro rata to reflect his services to Yahoo as an outside legal advisor from October 31, 2016 to March 9, 2017 and thereafter as General Counsel and Secretary through the closing of the Sale Transaction.

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Long-Term Deferred Incentive Compensation. Each executive officer disclosed in the table above is eligible for grants of deferred compensation incentive awards governed by the terms of the Long-Term Incentive Plan (the “Plan”) described in Note 9 to the Fund’s Consolidated Financial Statements for the period from June 16, 2017 to December 31, 2017 included in Item 1 of this Form N-CSR.

Severance Benefits. In the event an executive officer’s employment terminates without “cause” or as a result of a resignation for “good reason” (each, as defined in the offer letters), the officer will be entitled to receive the following payments and benefits, subject to the execution of an effective release of claims against the Fund: (i) a lump sum payment equal to 12 months (or, for Mr. McInerney, 18 months) of base salary; (ii) a pro rata portion of the officer’s annual incentive award based on actual performance, payable at the time such award would otherwise have been paid, (iii) any portion of the deferred compensation to which the officer is entitled pursuant to the terms of the Plan and (iv) subject to the officer’s timely and proper election for continued coverage under Consolidated Omnibus Budget Reconciliation Act (“COBRA”), reimbursement by the Fund for COBRA premiums paid by the officer for a period of 12 months (or, for Mr. McInerney, 18 months) following the officer’s termination of employment. In addition, in the event of a “change in control” (as defined in the letters), each officer will automatically receive the above payments and benefits, subject to the officer’s execution of an effective release of claims against the Fund; provided, that, in lieu of the pro rata annual incentive award described in clause (ii) above, the officer will be entitled to an amount equal to his or her Target Bonus, payable in lump sum within 10 business days following the effective date of the release of claims.

401(k) and Other Benefits. Each executive officer in the table above is also eligible to participate in the benefit programs generally available to other officers and employees of the Fund and to accrue paid time off days in accordance with the Fund’s post-closing vacation or paid time off policy and will also be eligible to participate in the Fund’s 401(k) plan and health and welfare benefit programs which will be made available to the Fund’s employees generally. The Fund’s 401(k) plan allows employees to contribute up to 100% of their compensation (within the limits prescribed by the Internal Revenue Code). The Fund matches such employee contributions at a rate of 6%, up to an annual limit of $18,000 (subject to increase in the event that the employee makes eligible catch-up contributions). Employee and Fund contributions vest immediately. Participants in the Fund’s 401(k) plan may receive distributions from their respective accounts upon the occurrence of certain events, including a termination of employment and reaching normal retirement age (59 1/2 years old), subject to the terms and conditions of the Fund’s 401(k) plan.

The following table shows the dollar range of equity securities of the Fund beneficially owned by each of the executive officers of the Fund as of December 31, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Thomas J. McInerney	over $3,000,000
Arthur Chong	none
Alexi A. Wellman	over $1,000,000

6

BlackRock

BlackRock has a principal place of business located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is registered as an investment adviser with the Securities and Exchange Commission and is a wholly owned subsidiary of BlackRock, Inc., a publicly traded company. The following BlackRock employees share primary responsibility for the management of the portion of the Marketable Debt Securities Portfolio managed by BlackRock.

Portfolio Management

Frank C. Gianatasio, Jr., CFA, Director and Portfolio Manager

Frank C. Gianatasio, Jr. is a member of BlackRock’s Cash Management Group, within BlackRock’s Trading and Liquidity Strategies. He is a Senior Portfolio Manager responsible for managing active short-term fixed income portfolios for corporate, financial, and insurance clients.

Mr. Gianatasio, Jr. joined BlackRock in 2016 from BofA Global Capital Management (“BACM”) at the time when BACM transferred investment responsibility for certain assets of BACM to BlackRock. At BACM, Mr. Gianatasio was a Managing Director, Senior Portfolio Manager, Trader and Analyst responsible for managing active short-term fixed income portfolios, trading cash and short term fixed income instruments and leading the securitized products research effort across the BACM platform. Prior to joining BACM, Mr. Gianatasio was a Managing Director, Senior Portfolio Manager and Analyst at State Street Global Advisors where he was responsible for MBS, ABS and CMBS research across various total return and index funds, and was the lead portfolio manager for the firm’s ABS CDO business. Prior to that he held securitized products structuring and research roles at FleetBoston Robertson Stephens, Inc. and Fitch, Inc. Mr. Gianatasio earned a BS in Finance from Bentley College and an MBA from the F.W. Olin Graduate School of Business at Babson College. Mr. Gianatasio is a CFA Charterholder.

Rich Mejzak, CFA, Managing Director and Portfolio Manager

Rich Mejzak is head of U.S. Portfolio Management for the Cash Management Group, within BlackRock’s Trading & Liquidity Strategies. He is primarily responsible for USD & CDN liquidity and short duration portfolios, including securities lending collateral, mutual funds, separate accounts, and ETFs.

Mr. Mejzak’s service with the firm dates back to 1990, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock in 2006. Mr. Mejzak is a member of the CFA Institute and the CFA Society of Philadelphia. He earned a BS degree in accounting from Villanova University and serves on the Villanova School of Business Finance Department Advisory Council.

Mr. Giantasio will oversee the investment strategy of the Fund’s Marketable Debt Securities Portfolio; further, Mr. Mejzak, has overall responsibility for ensuring strategies are implemented consistently across all liquidity portfolios within his team. Additional oversight for the fund is provided by the BlackRock Cash Management Investment Strategy Group and Risk Committees. The groups meet bi-weekly and are chaired by Mr. Mejzak.

7

Compensation

BlackRock’s approach to compensation reflects the value senior management places on its employees and its client relationships. The compensation structure has been designed to attract and retain the best talent, reinforce stability throughout the organization, encourage teamwork, and align our interests with those of our clients.

The predominant compensation model includes a salary and a discretionary bonus reflecting firm, business area, and individual performance. For most investment professionals, compensation reflects investment performance and the success of the business or product area. As professionals become more senior, the discretionary bonus becomes a higher percentage of total compensation. At senior levels, a significant percentage of the annual bonus is paid in the form of restricted stock awards that vest ratably over three years from the date of the award.

Given that BlackRock is an independent public company, we are able to include equity as a component of compensation packages. BlackRock is committed to broadening equity ownership by all employees and offers an employee stock purchase plan to help achieve this goal. In addition, BlackRock offers a series of benefits to employees, including flexible healthcare options, tuition reimbursement, and retirement benefits.

Number of Other Accounts Managed and Assets by Account Type

As of December 31, 2017

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
BlackRock Cash Management	Number: 27 Assets: $203B	Number: — Assets: $—	Number: 38 Assets: $139B	Number: — Assets: $—	Number: 158 Assets: $97B	Number: — Assets: $—

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of December 31, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Frank C. Gianatasio	$—
Rich Mejzak	$—

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Morgan Stanley

Morgan Stanley is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange. Its principal place of business is located at 200 Westchester Avenue, Purchase, New York 10577-2530. Morgan Stanley is one of the largest financial services firms in the United States with branch offices in all 50 states and the District of Columbia.

Portfolio Management

The Morgan Stanley portfolio management team assigned to manage the portion of the Marketable Securities Debt Portfolio managed by Morgan Stanley does not manage any other registered investment companies on a discretionary basis but has extensive experience in managing other high-grade fixed income portfolios. On a discretionary basis, the team focuses entirely on managing high-grade fixed income portfolios. The portfolio manager’s compensation is a percentage of fees generated from client accounts. No significant personnel changes have occurred over the last three years to the portfolio management team.

Chad Evans, Managing Director

Chad Evans has over twenty-five years of experience managing investment portfolios for corporations, financial institutions, municipalities and other institutional investors. Prior to joining Morgan Stanley, Mr. Evans worked at JPMorgan Chase and more recently, Credit Suisse, where he developed and implemented an investment program focusing on Investment Banking and Research clients of the firm. He currently has senior responsibility to structure and implement taxable and tax-advantaged institutional fixed income investment portfolios. Mr. Evans’ focus at Morgan Stanley is to structure, implement and maintain customized high-grade short-duration fixed income investment portfolios. His “process-driven”, transparent approach to managing investment portfolios allow him to navigate market conditions and help reduce loss of principal in his discretionary investment portfolios. In his fiduciary role, Mr. Evans’ emphasis on a select client base, in addition to his experience, commitment and accessibility helps protect client assets and provides successful investment solutions. Mr. Evans has a Bachelor of Science degree with an emphasis in Finance from Illinois State University and holds Series 7, 63, 65 licenses.

Lisa Frei, Vice President

Lisa Frei has over eighteen years of experience in the financial services industry. Ms. Frei’s primary responsibilities are to assist in the development, implementation and reporting of institutional fixed income investment portfolios. Ms. Frei has an Associate of Arts degree from Orange Coast College and holds Series 7, 63, and 65 licenses.

Compensation

The Firm is committed to responsible and effective compensation programs that motivate appropriate employee behaviors, support the recruitment and retention of top talent, and are consistent with the Firm’s strategy, values, legal and regulatory requirements. Wealth Management employees receive incentives under various compensation programs based on their role. Compensation for Portfolio Managers is delivered through fixed compensation (base salary/draw), formulaic incentive compensation and deferred incentive awards.

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Fixed compensation is a guaranteed monthly salary.

Formulaic incentive compensation and deferred incentive awards are based on Firm and/or individual performance metrics relevant to one’s role and calculated in accordance with the governing compensation plan. The deferred incentive awards are designed to align compensation with shareholder’s interests through deferred equity awards.

The Firm utilizes market data to help ensure Firm compensation programs are competitive, including with respect to overall pay levels and compensation program structure.

Number of Other Accounts Managed and Assets by Account Type

As of December 31, 2017

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Chad Evans	Number: — Assets: $ —	Number: — Assets: $—	Number: Assets: $—	Number: — Assets: $—	Number: 27 Assets: $7.7B	Number: — Assets: $—

Lisa Frei	Number: — Assets: $—	Number: — Assets: $—	Number: Assets: $—	Number: — Assets: $—	Number: — Assets: $—	Number: — Assets: $—

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of December 31, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Chad Evans	$—
Lisa Frei	$—

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/17-07/31/17*	—	—	—	—
Month #2 08/01/17-08/31/17*	11,016,907	$61.01	11,016,907	$4,327,878,104
Month #3 09/01/17-09/30/17*	14,441,233	$65.45	14,441,233	$3,382,641,067
Month #4 10/01/17-10/31/17*	11,784,309	$67.24	11,784,309	$2,590,225,996
Month #5 11/01/17-11/30/17*	20,346,446	$71.03	20,346,446	$1,144,962,563
Month #6 12/01/17-12/31/17*	16,325,998	$70.13	16,325,998	$—

Total	73,914,893	$67.65	73,914,893	$—

*	On July 26, 2017, Board of Directors of Altaba authorized a new share repurchase program, pursuant to which the Fund may, from time to time, purchase up to $5 billion of its common stock; the program was exhausted in December 2017.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(b)	(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	February 26, 2018

By (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date	February 26, 2018